333-102679
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No. ___                                  [ ]

       Post-Effective Amendment No. 4                                   [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]



       Amendment No. 26                                                 [X]

                        (Check appropriate box or boxes)


RBC Variable Life Account A
(Exact Name of Registrant)



Liberty Life Insurance Company
(Name of Depositor)


Depositor's Telephone Number, including Area Code  (816) 218-6500


     R. David Black
     Liberty Life Insurance Company
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064
(Name and Address of Agent for Service)

     Copies to:

      Lynn K. Stone
      Blazzard, Grodd & Hasenauer, P.C.
      943 Post Road East
      Westport, CT 06880
      (203) 226-7866


It is proposed that this filing will become effective (check appropriate box)


    [ ] immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [X] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


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The Prospectus contained in Post-Effective Amendment No. 3 (File Nos. 333-102679 and 811-08781) filed on May 1, 2006 is incorporated herein by reference.

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                         RBC Variable Annuity Account A
                           RBC Variable Life Account A

                         Liberty Life Insurance Company
             (formerly Business Men's Assurance Company of America)

                          Supplement dated July 3, 2006


On June 30, 2006, Business Men's Assurance Company of America ("Company") merged with its affiliate, Liberty Life Insurance Company. The Company, the surviving entity of the merger, changed its name to Liberty Life Insurance Company as of that same date. There have been no changes to the terms, conditions and benefits of your Contract or Policy issued by the Company as a result of the merger.

If you have any questions, please contact our Service Center at P.O. Box 19086, Greenville, SC 29602-9086, 1-800-423-9398.



                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY

           (FORMERLY, BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA)


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus for the Flexible Premium Adjustable Variable Life Insurance Policy. For a copy of the prospectus, call or write us at (800) 423-9398, P.O. Box 19086, Greenville, South Carolina 29602-9086.

This Statement of Additional Information is dated July 3, 2006.


                                TABLE OF CONTENTS




                                                                            Page

GENERAL INFORMATION AND HISTORY OF THE COMPANY
AND THE SEPARATE ACCOUNT......................................................
         The Company..........................................................
         The Separate Account.................................................

ADMINISTRATOR.................................................................

CUSTODIAN.....................................................................

EXPERTS.......................................................................

LEGAL OPINIONS................................................................

ADDITIONAL INFORMATION ABOUT THE POLICIES.....................................
         Misstatement of Age or Sex...........................................
         Our Right to Contest.................................................
         Payment Options......................................................
         Extension of Maturity Date...........................................
         Net Amount at Risk...................................................
         Valuation of Separate Account Assets.................................
         Suspension of Payments or Transfers..................................

SALE OF THE POLICIES..........................................................

ADDITIONAL INFORMATION ABOUT CHARGES..........................................

INCREASE IN FACE AMOUNT.......................................................

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS............................

FEDERAL TAX STATUS............................................................

FINANCIAL STATEMENTS..........................................................


                     GENERAL INFORMATION AND HISTORY OF THE COMPANY
                               AND THE SEPARATE ACCOUNT


The Company

On June 30, 2006, Business Men's Assurance Company of America ("Company") merged with its affiliate, Liberty Life Insurance Company. The Company, the surviving entity of the merger, changed its name to Liberty Life Insurance Company as of that same date. There have been no changes to the terms, conditions and benefits of your Policy issued by the Company as a result of the merger. The Company, which operates under the RBC Insurance(R) brand, P.O. Box 1389, Greenville, SC 29602-1389, was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, the Company became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of RBC Insurance Holdings (USA) Inc.



The Separate Account

The Company established RBC Variable Life Account A (the "Separate Account"), a separate account, on December 1, 1998 under Missouri law. Prior to May 1, 2006, the Separate Account was known as BMA Variable Life Account A. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.


                                  ADMINISTRATOR

We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between RBC and administrator. Administrator will be compensated based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.


                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.


                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Life Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Business Men's Assurance Company of America and Liberty Life Insurance Company as of December 31, 2005 and 2004 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports (which reports express an unqualified opinion on such statutory-basis financial statements; include an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and express an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America) appearing herein, and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.



                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her last birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

  (a) for non payment of Premium; and

  (b) with respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the Insured's lifetime for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death.

Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetime of the Primary Insured for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, RBC cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional insureds covered under the Policy.

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for the Primary Insured, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

Option 1 - Life Annuity

Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed

Option 3 - Joint and Last Survivor Annuity

Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly Annuity
             Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

At any time within the twelve calendar months prior to the Maturity Date, you may request that the Maturity Date be extended. If we have received your written request prior to the Maturity Date, and any past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

The Death Benefit after the Maturity Date will be the greater of the Accumulation Value and the Specified Amount. Monthly Deduction amounts will no longer be deducted from the Accumulation Value, and additional Premiums will not be accepted.

Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted. The Specified Amount and the Accumulation Value will be reduced by the amount of any partial surrenders made after the original Maturity Date.

No riders will continue past the original Policy Maturity Date.

See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

1.       the Specified Amount divided by 1.0032737 less the Accumulation Value;
         and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.


Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. RBC will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C-D) multiplied by A divided by B, where:

A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

C is a charge factor, if any, for any taxes or any tax reserve BMA has established as a result of the operation or maintenance of the Separate Account.

D        is the Fund Facilitation Fee, if applicable.


Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.       trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or RBC cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.

                              SALE OF THE POLICIES

Tamarack Distributors Inc. acts as the distributor of the Policies. The offering is on a continuous basis. We reserve the right to discontinue the offering.

Distributor is a Missouri corporation and its home office is located at 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402. Distributor is an affiliate of BMA. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Sales of the Policies have not yet commenced.

Distributor passes through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.

We pay sales commissions in connection with the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 95% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 4% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

The prospectus contains more information regarding the Distributor.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of the Primary Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.

               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, RBC will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Cash Surrender Values and Accumulation Values. The illustration will be based either on actual historic fund performance or on a hypothetical investment return between 0% and 12% as requested by the purchaser. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges are deducted except the Surrender Charges.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a contract owner and the Company regarding specific investments or investment objectives for the underlying investments and a policy owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the Investment Options or the number and type of Investment Options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the investment options.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code which requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, RBC has relied on proposed regulations and interim guidance provided by the IRS. Furthermore, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While RBC has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with RBC's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisors with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, RBC believes that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% Federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

(1)      made on or after the date on which the taxpayer reaches age 59 1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of Your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to Federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

State Law. State regulations require that the Policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Life Account A as of December 31, 2005, and the related statements of operations and changes in net assets for the years ended December 31, 2005 and December 31, 2004, and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2005 and 2004 and for each of the years in the two year period ended December 31, 2005, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

The audited statutory-basis financial statements of Liberty Life Insurance Company as of December 31, 2005 and 2004 and for each of the years in the two year period ended December 31, 2005, which are also included herein should be considered only as bearing upon the ability of Liberty Life Insurance Company to meet its obligations under the Contracts once the merger becomes effective.

The unaudited statutory-basis pro forma financial statements of Liberty Life Insurance Company as of December 31, 2005 and for the year then ended, which are also included herein, give effect to the merger of Liberty Life Insurance Company into the Company as if the merger occurred on January 1, 2005. These unaudited statutory-basis pro forma financial statements should be read in conjunction with the aforementioned audited financial statements of the Company and Liberty Life Insurance Company and are not necessarily indicative of the operating results that would have occurred had the merger occurred on January 1, 2005, nor is it intended to be indicative of future operating results of the merged companies.

      RBC Variable Life Account A (formerly BMA Variable Life Account A)

                          Financial Statements as of
                        December 31, 2005, and for the
                    Years Ended December 31, 2005 and 2004,
                           and Report of Independent
                         Registered Public Accounting
                                     Firm

                          RBC VARIABLE LIFE ACCOUNT A

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                            -----------
Report of Independent Registered Public Accounting Firm....................................         F-1

Financial Statements as of December 31, 2005, and for the years ended December 31, 2005 and
  2004:

Statement of Net Assets....................................................................   F-2 - F-3

Statements of Operations and Changes in Net Assets.........................................  F-4 - F-20

Notes to Financial Statements.............................................................. F-21 - F-38

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Business Men's Assurance Company
of America ("BMA") and Contract Owners of
RBC Variable Life Account A:

   We have audited the accompanying statement of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the RBC Variable Life Account A (formerly the BMA Variable Life Account A) (the "Account") of Business Men's Assurance Company of America as of December 31, 2005, and the related statements of operations and changes in net assets for periods during the years ended December 31, 2005 and 2004, for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2005, by correspondence with the sub-accounts' custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the RBC Variable Life Account A of Business Men's Assurance Company of America as of December 31, 2005, and the results of their operations and changes in their net assets for the years ended December 31, 2005 and 2004, for each of the individual sub-accounts in conformity with accounting principles generally accepted in the United States of America.

Charlotte, North Carolina
April 25, 2006

                          RBC VARIABLE LIFE ACCOUNT A

                            STATEMENT OF NET ASSETS

                            As of December 31, 2005

                                                            Number of   Share           Balance Sheet
                                                           Shares Owned Value    Cost      Amount
                                                           ------------ ------ -------- -------------
Assets
Investments (Note 1):
   Conseco Series Trust:
      Equity Portfolio....................................     1,464    $24.69 $ 32,041  $   36,136
      Fixed Income Portfolio..............................       139      9.88    1,371       1,378
   The Alger American Fund:
      Growth Portfolio....................................     8,112     39.25  255,783     318,385
      Leveraged AllCap Portfolio..........................    13,038     34.78  343,227     453,465
      Mid Cap Growth Portfolio............................    35,568     21.90  612,415     778,936
      Small Capitalization Portfolio......................       382     23.68    9,297       9,050
   American Century Variable Portfolios, Inc.:
      VP Income and Growth Fund...........................   107,462      7.51  664,826     807,041
      VP International Fund...............................     2,239      8.23   21,797      18,426
      VP Value Fund.......................................    64,906      8.20  489,061     532,228
      VP Ultra Fund.......................................       586     10.38    5,801       6,078
   Dreyfus Socially Responsible Growth Fund, Inc..........       357     26.08   11,782       9,305
   Dreyfus Stock Index Fund...............................    32,772     31.82  907,508   1,042,803
   Dreyfus Variable Investment Fund--
      Disciplined Stock Portfolio.........................     3,965     22.24   73,050      88,174
   Dreyfus Investment Portfolios:
      Emerging Leaders Portfolio..........................    19,284     22.94  427,893     442,367
      Small Cap Stock Index Portfolio.....................       168     16.67    2,703       2,802
   Federated Insurance Series:
      International Equity Fund II........................       127     14.42    2,152       1,838
      Utility Fund II.....................................        13      8.94      124         115
   AIM Variable Insurance Funds:
      AIM VI High Yield Fund..............................    25,258      6.03  158,827     152,304
      AIM VI Core Stock Income Fund.......................     4,889     19.05   87,084      93,138
      AIM VI Capital Development Fund.....................       133     16.09    2,002       2,139
      AIM VI Core Equity Fund.............................       275     23.45    6,374       6,460
   Lazard Retirement Series, Inc.--
      Retirement Small Cap Portfolio......................    41,063     16.31  558,220     669,730
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio.....................        43     12.64      541         538
      Partners Portfolio..................................       117     21.41    1,908       2,513
   Wells Fargo Advantage Funds:
      Opportunity Fund II.................................       283    $24.22    4,598       6,855
      Discovery Fund......................................     2,541     14.34   31,466      36,445
   Van Eck Worldwide Insurance Trust:
      Worldwide Emerging Markets Fund.....................        19     19.91      156         370
      Worldwide Real Estate Fund..........................         9     20.78       96         188
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio.....................    17,228     20.44  276,006     352,138
      Fidelity VIP Growth Portfolio.......................     5,625     33.29  168,067     187,235
      Fidelity VIP Money Market Portfolio.................   708,333      1.00  708,333     708,333
   Variable Insurance Products Fund II (VIP II)--
      Fidelity VIP II Contrafund Portfolio................    30,305     30.69  793,924     930,069
      Fidelity VIP II Investment Grade Bond Portfolio.....    48,289     12.76  612,670     616,173
   Variable Insurance Products Fund III (VIP III)--
      Fidelity VIP III Mid Cap Portfolio..................    14,127     35.11  447,936     495,999

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     STATEMENT OF NET ASSETS--(Concluded)

                            As of December 31, 2005

                                                 Number of   Share              Balance Sheet
                                                Shares Owned Value     Cost        Amount
                                                ------------ ------ ----------- -------------
   Janus Aspen Series:
      International Growth Portfolio...........    27,371    $35.53 $   611,837  $   972,476
      Growth Portfolio.........................        87     20.86       1,430        1,807
      Growth & Income Portfolio................     1,224     17.57      14,547       21,512
      Small Company Value Portfolio............       617     16.44      10,502       10,148
   Lord Abbett Series Fund, Inc.:
      America's Value Portfolio................       107     13.93       1,494        1,493
      Bond Debenture Portfolio.................     3,164     11.49      37,962       36,351
      Growth and Income Portfolio..............    41,985     26.16   1,126,757    1,098,345
      Mid-Cap Value Portfolio..................     4,570     21.09     100,174       96,378
   T.Rowe Price Equity Series, Inc.:
      Blue Chip Growth Portfolio...............    34,357      9.62     318,261      330,516
      Equity Income Portfolio II...............     4,094     21.76      91,445       89,089
      Health Sciences Portfolio II.............     3,938     11.62      43,042       45,759
      Personal Strategy Balanced Portfolio.....    17,057     18.41     308,379      314,010
   Vanguard Variable Insurance Fund:
      Mid-Cap Index Portfolio..................     2,014     18.35      35,330       36,949
      REIT Index Portfolio.....................     4,646     20.26      92,582       94,124
      Total Bond Market Index Portfolio........     1,487     11.21      16,526       16,671
      Total Stock Market Index Portfolio.......     1,801     29.51      52,425       53,146
      Small Company Growth Portfolio...........     2,343     19.61      44,000       45,954
      Capital Growth Portfolio.................     2,472        16      37,329       39,582
                                                                    -----------  -----------
Total assets...................................                     $10,663,061  $12,113,464
                                                                    ===========  ===========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2005

                                                                          Investors Mark Series Fund, Inc.
                                                         ------------------------------------------------------------------
                                                                     Growth      Large      Small      Large    Intermediate
                                                                       and        Cap        Cap        Cap        Fixed
                                                         Balanced*   Income*     Value*    Equity*    Growth*     Income*
                                                         ---------  ---------  ---------  ---------  ---------  ------------
Net investment income--
   Ordinary dividend income............................. $   2,759  $  13,540  $   1,840  $      --  $   2,460   $  11,289
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................     3,020    (27,090)    (4,012)    63,511    (71,788)    (13,410)
   Capital gain distributions...........................    41,195    168,322     34,907         --         --         352
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (49,722)  (181,280)   (33,995)   (76,278)    57,734       7,955
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Net realized and unrealized gain (loss) on
 investments............................................    (5,507)   (40,048)    (3,100)   (12,767)   (14,054)     (5,103)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets resulting from
 operations.............................................    (2,748)   (26,508)    (1,260)   (12,767)   (11,594)      6,186
Capital share transactions:
   Deposits.............................................    24,843     57,878     21,306     42,235     42,041      49,612
   Surrenders and death benefits........................    (1,710)   (60,668)    (3,930)   (15,342)    (8,112)     (9,671)
   Cost of insurance....................................    (8,819)   (27,944)    (8,227)    (9,044)   (12,870)    (13,839)
   Contract charges.....................................      (877)    (3,358)      (921)    (1,430)    (1,303)     (1,628)
   Policy charges.......................................      (460)    (1,028)      (519)      (539)      (576)       (688)
   Transfers between sub-accounts, including fixed
    interest account....................................  (242,532)  (812,338)  (217,659)  (383,452)  (334,880)   (417,222)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (229,555)  (847,458)  (209,950)  (367,572)  (315,700)   (393,436)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets.......................  (232,303)  (873,966)  (211,210)  (380,339)  (327,294)   (387,250)
Net assets--beginning of year...........................   232,303    873,966    211,210    380,339    327,294     387,250
                                                         ---------  ---------  ---------  ---------  ---------   ---------
      Net assets--end of year........................... $      --  $      --  $      --  $      --  $      --   $      --
                                                         =========  =========  =========  =========  =========   =========

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                                    The Alger
                                                                                                  Conseco Series     American
                                                               Investors Mark Series Fund, Inc.        Trust           Fund
                                                               ------------------------------   ------------------  ----------
                                                                                       Global               Fixed
                                                                Mid Cap      Money      Fixed    Equity    Income     Growth
                                                                Equity*     Market*    Income*  Portfolio Portfolio Portfolio*
                                                               ---------   ---------  --------  --------- --------- ----------
Net investment income--
   Ordinary dividend income................................... $     762   $   8,074  $ 10,733   $   169   $   61   $   1,104
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........   (41,355)         --    (6,158)      473        1     (31,552)
   Capital gain distributions.................................   111,887          --        --     3,350       --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................   (52,832)         --    (2,611)     (118)     (32)     76,682
                                                               ---------   ---------  --------   -------   ------   ---------
Net realized and unrealized gain (loss) on investments........    17,700          --    (8,769)    3,705      (31)     45,130
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets resulting from operations...    18,462       8,074     1,964     3,874       30      46,234
Capital share transactions:
   Deposits...................................................    41,411     355,118     6,504       116       --      70,051
   Surrenders and death benefits..............................   (27,182)     (7,555)   (4,773)     (116)      (3)     (7,896)
   Cost of insurance..........................................   (13,562)    (44,874)   (3,379)   (2,582)     (36)    (28,592)
   Contract charges...........................................    (1,529)     (3,011)     (277)     (274)     (11)     (3,082)
   Policy charges.............................................      (718)     (1,419)     (110)      (65)      (3)     (1,251)
   Transfers between sub-accounts, including fixed interest
    account...................................................  (379,393)   (982,987)  (59,221)     (456)       4    (216,579)
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  (380,973)   (684,728)  (61,256)   (3,377)     (49)   (187,349)
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets.............................  (362,511)   (676,654)  (59,292)      497      (19)   (141,115)
Net assets--beginning of year.................................   362,511     676,654    59,292    35,639    1,397     459,500
                                                               ---------   ---------  --------   -------   ------   ---------
      Net assets--end of year................................. $      --   $      --  $     --   $36,136   $1,378   $ 318,385
                                                               =========   =========  ========   =======   ======   =========

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                  The Alger American Fund        American Century Variable Portfolios, Inc.
                                            -----------------------------------  ----------------------------------------
                                                                                    VP
                                                                                  Income
                                            Leveraged   Mid Cap       Small        and           VP          VP       VP
                                              AllCap     Growth   Capitalization  Growth    International   Value    Ultra
                                            Portfolio* Portfolio*   Portfolio      Fund         Fund        Fund     Fund*
                                            ---------- ---------- -------------- --------   ------------- --------  ------
Net investment income--
   Ordinary dividend income................ $      --  $      --      $   --     $ 16,544      $   201    $  3,947  $   --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................    27,231     65,150        (365)      10,923         (751)     12,572      15
   Capital gain distributions..............        --     34,313          --           --           --      45,670      --
   Increase (decrease) in unrealized
    appreciation on investments............    33,533    (21,101)      1,714       12,346        2,733     (38,018)    277
                                            ---------  ---------      ------     --------      -------    --------  ------
Net realized and unrealized gain (loss) on
 investments...............................    60,764     78,362       1,349       23,269        1,982      20,224     292
                                            ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets resulting
 from operations...........................    60,764     78,362       1,349       39,813        2,183      24,171     292
Capital share transactions:
   Deposits................................    63,712    143,587          48       88,912           --     113,419     796
   Surrenders and death benefits...........   (43,090)   (51,038)        (37)     (35,109)         (22)    (40,357)     (3)
   Cost of insurance.......................   (31,761)   (51,390)       (420)     (49,331)      (1,062)    (34,827)   (192)
   Contract charges........................    (3,423)    (6,151)        (63)      (6,380)        (138)     (3,442)    (11)
   Policy charges..........................    (1,239)    (1,811)        (14)      (1,756)         (22)     (1,705)     (3)
   Transfers between sub-accounts,
    including fixed interest account.......  (112,473)  (190,653)        308      (55,437)          35      59,991   5,199
                                            ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (128,274)  (157,456)       (178)     (59,101)      (1,209)     93,079   5,786
                                            ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets..........   (67,510)   (79,094)      1,171      (19,288)         974     117,250   6,078
Net assets--beginning of year..............   520,975    858,030       7,879      826,329       17,452     414,978      --
                                            ---------  ---------      ------     --------      -------    --------  ------
      Net assets--end of year.............. $ 453,465  $ 778,936      $9,050     $807,041      $18,426    $532,228  $6,078
                                            =========  =========      ======     ========      =======    ========  ======

--------
*See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                    Dreyfus Variable  Dreyfus Investment         Federated
                                                                    Investment Fund       Portfolios         Insurance Series
                                              Dreyfus               ---------------- --------------------  --------------------
                                             Socially     Dreyfus                               Small Cap
                                            Responsible    Stock      Disciplined     Emerging    Stock    International
                                              Growth       Index         Stock        Leaders     Index       Equity     Utility
                                            Fund, Inc.     Fund        Portfolio*    Portfolio* Portfolio*    Fund II    Fund II
                                            ----------- ----------  ---------------- ---------- ---------- ------------- -------
Net investment income--
   Ordinary dividend income................   $   --    $   16,191      $     --      $     --    $   --      $   --      $  6
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................     (348)      (22,533)        5,522           121        11         (62)       (5)
   Capital gain distributions..............       --            --            --            --        --          --        --
   Increase (decrease) in unrealized
    appreciation on investments............      670        52,625           938        14,474       100         214         6
                                              ------    ----------      --------      --------    ------      ------      ----
Net realized and unrealized gain (loss) on
 investments...............................      322        30,092         6,460        14,595       111         152         1
                                              ------    ----------      --------      --------    ------      ------      ----
Increase (decrease) in net assets resulting
 from operations...........................      322        46,283         6,460        14,595       111         152         7
Capital share transactions:
   Deposits................................       --       178,555         8,220        35,534     1,471          --        --
   Surrenders and death benefits...........     (186)      (32,231)       (8,321)        4,124       (12)        (11)       (2)
   Cost of insurance.......................     (483)      (68,942)       (6,354)       (8,769)     (148)       (107)       (8)
   Contract charges........................      (73)       (7,833)         (903)       (1,450)       (7)        (13)       (1)
   Policy charges..........................      (45)       (3,160)         (306)         (448)      (12)        (11)       (2)
   Transfers between sub-accounts,
    including fixed interest account.......       44       (15,218)      (53,521)      398,781     1,399          10         1
                                              ------    ----------      --------      --------    ------      ------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........     (743)       51,171       (61,185)      427,772     2,691        (132)      (12)
                                              ------    ----------      --------      --------    ------      ------      ----
Increase (decrease) in net assets..........     (421)       97,454       (54,725)      442,367     2,802          20        (5)
Net assets--beginning of year..............    9,726       945,349       142,899            --        --       1,818       120
                                              ------    ----------      --------      --------    ------      ------      ----
      Net assets--end of year..............   $9,305    $1,042,803      $ 88,174      $442,367    $2,802      $1,838      $115
                                              ======    ==========      ========      ========    ======      ======      ====

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                             Lazard         Neuberger &
                                                                                           Retirement     Berman Advisors
                                                      AIM Variable Insurance Funds       Services, Inc.  Management Trust
                                                 --------------------------------------  -------------- ------------------
                                                  AIM VI    AIM VI     AIM VI    AIM VI                  Limited
                                                   High      Core      Capital    Core     Retirement   Maturity
                                                  Yield     Stock    Development Equity    Small Cap      Bond    Partners
                                                   Fund     Fund*       Fund*    Fund*     Portfolio    Portfolio Portfolio
                                                 --------  --------  ----------- ------  -------------- --------- ---------
Net investment income--
   Ordinary dividend income..................... $ 12,783  $    397    $   --    $   97     $     --    $      7   $   23
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      986    10,742        13         5       35,022         (10)      15
   Capital gain distributions...................       --        --        --        --       48,077          --        1
   Increase (decrease) in unrealized
    appreciation on investments.................  (10,431)   (9,010)      137        86      (58,187)          9      352
                                                 --------  --------    ------    ------     --------    --------   ------
Net realized and unrealized gain (loss) on
 investments....................................   (9,445)    1,732       150        91       24,912          (1)     368
                                                 --------  --------    ------    ------     --------    --------   ------
Increase (decrease) in net assets resulting from
 operations.....................................    3,338     2,129       150       188       24,912           6      391
Capital share transactions:
   Deposits.....................................   45,090    35,846       392        22      103,299         157       --
   Surrenders and death benefits................   (2,880)   (2,066)      (24)      (14)     (16,745)         (3)      (7)
   Cost of insurance............................   (9,095)  (13,000)      (84)      (87)     (54,025)        (76)     (60)
   Contract charges.............................     (865)     (852)       (7)       (7)      (5,113)         (4)     (18)
   Policy charges...............................     (353)     (489)      (24)       (2)      (1,647)         (3)      (7)
   Transfers between sub-accounts, including
    fixed interest account......................   23,599   (69,457)    1,736     6,360      (50,270)          5        6
                                                 --------  --------    ------    ------     --------    --------   ------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   55,496   (50,018)    1,989     6,272      (24,501)         76      (86)
                                                 --------  --------    ------    ------     --------    --------   ------
Increase (decrease) in net assets...............   58,834   (47,889)    2,139     6,460          411          82      305
Net assets--beginning of year...................   93,470   141,027        --        --      669,319         456    2,208
                                                 --------  --------    ------    ------     --------    --------   ------
      Net assets--end of year................... $152,304  $ 93,138    $2,139    $6,460     $669,730    $    538   $2,513
                                                 ========  ========    ======    ======     ========    ========   ======

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                              Strong                                                              Variable
                                             Variable                                                            Insurance
                                             Insurance       Wells Fargo                                          Products
                                            Funds, Inc.    Advantage Funds    Van Eck Worldwide Insurance Trust  Fund (VIP)
                                            ----------- --------------------  --------------------------------  ------------
                                                                              Worldwide   Worldwide  Worldwide
                                              Mid Cap                         Emerging      Hard       Real     Fidelity VIP
                                              Growth    Opportunity Discovery  Markets     Assets     Estate      Overseas
                                             Fund II*    Fund II*     Fund*     Fund        Fund*      Fund      Portfolio
                                            ----------- ----------- --------- ---------   ---------  ---------  ------------
Net investment income--
   Ordinary dividend income................  $     --     $    --    $    --    $  3       $    31     $  4       $  1,381
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................   (28,120)        373         55      23         4,923       10         30,319
   Capital gain distributions..............        --          --         --      --            --        2          1,381
   Increase (decrease) in unrealized
    appreciation on investments............    26,251         155      4,978      68        (2,994)      18         17,698
                                             --------     -------    -------    ----       -------     ----       --------
Net realized and unrealized gain (loss) on
 investments...............................    (1,869)        528      5,033      91         1,929       30         49,398
                                             --------     -------    -------    ----       -------     ----       --------
Increase (decrease) in net assets resulting
 from operations...........................    (1,869)        528      5,033      94         1,960       34         50,779
Capital share transactions:
   Deposits................................        (1)         --         40      --            --       --         83,345
   Surrenders and death benefits...........       (40)     (1,059)        90      (5)           (2)      (3)       (41,156)
   Cost of insurance.......................      (622)       (404)      (924)    (37)         (240)     (16)       (17,886)
   Contract charges........................       (71)        (55)      (137)     (4)          (34)      (1)        (1,772)
   Policy charges..........................       (22)        (47)       (35)     (5)           (2)      (2)        (1,041)
   Transfers between sub-accounts,
    including fixed interest account.......   (32,432)     (1,024)    32,378       6        (9,674)       1           (504)
                                             --------     -------    -------    ----       -------     ----       --------
Increase (decrease) in net assets resulting
 from capital share transactions...........   (33,188)     (2,589)    31,412     (45)       (9,952)     (21)        20,986
                                             --------     -------    -------    ----       -------     ----       --------
Increase (decrease) in net assets..........   (35,057)     (2,061)    36,445      49        (7,992)      13         71,765
Net assets--beginning of year..............    35,057       8,916         --     321         7,992      175        280,373
                                             --------     -------    -------    ----       -------     ----       --------
      Net assets--end of year..............  $     --     $ 6,855    $36,445    $370       $    --     $188       $352,138
                                             ========     =======    =======    ====       =======     ====       ========

--------
*See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                      Variable
                                                                                                     Insurance
                                                                                                      Products
                                                    Variable Insurance      Variable Insurance        Fund III   Janus Aspen
                                                    Products Fund (VIP)    Products Fund II (VIP II) (VIP III)     Series
                                                 ------------------------  ------------------------  ---------- -------------
                                                                                         Fidelity
                                                              Fidelity VIP  Fidelity      VIP II      Fidelity
                                                 Fidelity VIP    Money       VIP II     Investment    VIP III   International
                                                    Growth       Market    Contrafund   Grade Bond    Mid Cap      Growth
                                                  Portfolio    Portfolio*  Portfolio    Portfolio*   Portfolio*   Portfolio
                                                 ------------ ------------ ----------   ----------   ---------- -------------
Net investment income--
   Ordinary dividend income.....................   $    479     $ 11,860    $    547     $     --     $     --    $  9,203
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      7,176           --      32,170          (59)         774      63,882
   Capital gain distributions...................         --           --          78           --           --          --
   Increase (decrease) in unrealized
    appreciation on investments.................      1,753           --      65,405        3,503       48,063     145,665
                                                   --------     --------    --------     --------     --------    --------
Net realized and unrealized gain (loss) on
 investments....................................      8,929           --      97,653        3,444       48,837     209,547
                                                   --------     --------    --------     --------     --------    --------
Increase (decrease) in net assets resulting from
 operations.....................................      9,408       11,860      98,200        3,444       48,837     218,750
Capital share transactions:
   Deposits.....................................     53,208      200,924     118,817       51,634       24,433     109,715
   Surrenders and death benefits................    (30,044)     (32,219)    (19,143)      31,281        5,315     (47,678)
   Cost of insurance............................    (17,914)     (33,571)    (31,685)     (14,637)     (11,823)    (46,732)
   Contract charges.............................     (1,275)      (2,502)     (3,943)      (1,685)      (1,476)     (5,369)
   Policy charges...............................     (1,126)      (1,526)     (1,176)        (590)        (593)     (1,812)
   Transfers between sub-accounts, including
    fixed interest account......................     11,055      565,367     432,144      546,726      431,306      99,142
                                                   --------     --------    --------     --------     --------    --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................     13,904      696,473     495,014      612,729      447,162     107,266
                                                   --------     --------    --------     --------     --------    --------
Increase (decrease) in net assets...............     23,312      708,333     593,214      616,173      495,999     326,016
Net assets--beginning of year...................    163,923           --     336,855           --           --     646,460
                                                   --------     --------    --------     --------     --------    --------
      Net assets--end of year...................   $187,235     $708,333    $930,069     $616,173     $495,999    $972,476
                                                   ========     ========    ========     ========     ========    ========

--------
*See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                          Janus Aspen Series              Lord Abbett Series Fund, Inc.
                                                    -----------------------------  -------------------------------------------
                                                               Growth     Small                            Growth       Mid
                                                                 and     Company   America's     Bond       and         Cap
                                                     Growth    Income     Value      Value    Debenture    Income      Value
                                                    Portfolio Portfolio Portfolio* Portfolio* Portfolio* Portfolio*  Portfolio*
                                                    --------- --------- ---------- ---------- ---------- ----------  ----------
Net investment income--
   Ordinary dividend income........................  $    6    $   155   $    --     $   31    $ 1,749   $   10,475   $   407
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................      47      2,332       (10)         4         14          748         4
   Capital gain distributions......................      --         --        --         13        382       64,000     5,562
   Increase (decrease) in unrealized appreciation
    on investments.................................      20        214      (355)        (1)    (1,611)     (28,412)   (3,796)
                                                     ------    -------   -------     ------    -------   ----------   -------
Net realized and unrealized gain (loss) on
 investments.......................................      67      2,546      (365)        16     (1,215)      36,336     1,770
                                                     ------    -------   -------     ------    -------   ----------   -------
Increase (decrease) in net assets resulting from
 operations........................................      73      2,701      (365)        47        534       46,811     2,177
Capital share transactions:
   Deposits........................................     248         --         7        454         31       60,359    12,924
   Surrenders and death benefits...................     (16)       (36)       (9)       (12)       (33)      14,572      (114)
   Cost of insurance...............................    (133)    (1,424)     (309)      (105)      (339)     (27,777)   (1,702)
   Contract charges................................     (13)      (190)      (36)        (5)       (52)      (3,431)     (279)
   Policy charges..................................     (11)       (35)      (10)       (11)       (19)      (1,205)      (66)
   Transfers between sub-accounts, including
    fixed interest account.........................      12     (6,640)   10,870      1,125     36,229    1,009,016    83,438
                                                     ------    -------   -------     ------    -------   ----------   -------
Increase (decrease) in net assets resulting from
 capital share transactions........................      87     (8,325)   10,513      1,446     35,817    1,051,534    94,201
                                                     ------    -------   -------     ------    -------   ----------   -------
Increase (decrease) in net assets..................     160     (5,624)   10,148      1,493     36,351    1,098,345    96,378
Net assets--beginning of year......................   1,647     27,136        --         --         --           --        --
                                                     ------    -------   -------     ------    -------   ----------   -------
     Net assets--end of year.......................  $1,807    $21,512   $10,148     $1,493    $36,351   $1,098,345   $96,378
                                                     ======    =======   =======     ======    =======   ==========   =======

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                             Vanguard Variable
                                                                 T. Rowe Price Equity Series, Inc.            Insurance Fund
                                                         ------------------------------------------------  --------------------
                                                            Blue                                 Personal
                                                            Chip       Equity        Health      Strategy   Mid Cap      REIT
                                                           Growth      Income       Sciences     Balanced    Index      Index
                                                         Portfolio* Portfolio II* Portfolio II* Portfolio* Portfolio* Portfolio*
                                                         ---------- ------------- ------------- ---------- ---------- ----------
Net investment income--
   Ordinary dividend income.............................  $    337     $   649       $    --     $  2,636   $    --    $    --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions........................................       176          40            15           26        23         96
   Capital gain distributions...........................        --       3,558            --        2,653        --         --
   Increase (decrease) in unrealized appreciation on
    investments.........................................    12,254      (2,356)        2,717        5,631     1,619      1,543
                                                          --------     -------       -------     --------   -------    -------
Net realized and unrealized gain (loss) on
 investments............................................    12,430       1,242         2,732        8,310     1,642      1,639
                                                          --------     -------       -------     --------   -------    -------
Increase (decrease) in net assets resulting from
 operations.............................................    12,767       1,891         2,732       10,946     1,642      1,639
Capital share transactions:
   Deposits.............................................    17,306       8,008         1,718       19,551     3,234     12,145
   Surrenders and death benefits........................     1,011         (25)          (19)       5,846     3,004        (20)
   Cost of insurance....................................   (10,236)     (2,044)         (332)      (8,338)     (489)    (2,045)
   Contract charges.....................................      (948)       (262)          (94)        (926)      (64)      (332)
   Policy charges.......................................      (539)        (76)          (19)        (344)      (64)       (40)
   Transfers between sub-accounts, including fixed
    interest account....................................   311,155      81,597        41,773      287,275    29,686     82,777
                                                          --------     -------       -------     --------   -------    -------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   317,749      87,198        43,027      303,064    35,307     92,485
                                                          --------     -------       -------     --------   -------    -------
Increase (decrease) in net assets.......................   330,516      89,089        45,759      314,010    36,949     94,124
Net assets--beginning of year...........................        --          --            --           --        --         --
                                                          --------     -------       -------     --------   -------    -------
      Net assets--end of year...........................  $330,516     $89,089       $45,759     $314,010   $36,949    $94,124
                                                          ========     =======       =======     ========   =======    =======

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                             Vanguard Variable Insurance Fund
                                                                      ----------------------------------------------
                                                                                                  Small
                                                                       Total Bond  Total Stock   Company    Capital
                                                                      Market Index Market Index   Growth     Growth
                                                                       Portfolio*   Portfolio*  Portfolio* Portfolio*
                                                                      ------------ ------------ ---------- ----------
Net investment income--
   Ordinary dividend income..........................................   $    --      $    --     $    --    $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions...............        (1)          15          27         97
   Capital gain distributions........................................        --           --          --         --
   Increase (decrease) in unrealized appreciation on investments.....       146          721       1,954      2,253
                                                                        -------      -------     -------    -------
Net realized and unrealized gain (loss) on investments...............       145          736       1,981      2,350
                                                                        -------      -------     -------    -------
Increase (decrease) in net assets resulting from operations..........       145          736       1,981      2,350
Capital share transactions:
   Deposits..........................................................       995        3,805       1,856      4,425
   Surrenders and death benefits.....................................       (45)         (17)       (141)      (101)
   Cost of insurance.................................................      (154)        (342)       (227)      (310)
   Contract charges..................................................       (22)         (76)        (68)       (69)
   Policy charges....................................................       (22)         (17)        (72)       (88)
   Transfers between sub-accounts, including fixed interest account..    15,774       49,057      42,625     33,375
                                                                        -------      -------     -------    -------
Increase (decrease) in net assets resulting from capital share
 transactions........................................................    16,526       52,410      43,973     37,232
                                                                        -------      -------     -------    -------
Increase (decrease) in net assets....................................    16,671       53,146      45,954     39,582
Net assets--beginning of year........................................        --           --          --         --
                                                                        -------      -------     -------    -------
      Net assets--end of year........................................   $16,671      $53,146     $45,954    $39,582
                                                                        =======      =======     =======    =======

--------
*See Note 1



                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                                        Investors Mark Series Fund, Inc.
                                                    -----------------------------------------------------------------------
                                                               Growth     Large    Small     Large    Intermediate   Mid
                                                                and        Cap      Cap       Cap        Fixed       Cap
                                                    Balanced   Income     Value    Equity    Growth      Income     Equity
                                                    --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income........................ $  3,720  $    138  $  2,925  $     --  $     --    $ 14,100   $    157
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................    6,080    11,395       933    (4,664)  (34,395)      2,744     11,752
   Capital gain distributions......................      130        --        --        --        --       8,162     26,412
   Increase (decrease) in unrealized appreciation
    on investments.................................   27,219    87,489    23,332    47,952    29,809      (9,886)    16,371
                                                    --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized gain (loss) on
 investments.......................................   33,429    98,884    24,265    43,288    (4,586)      1,020     54,535
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 operations........................................   37,149    99,022    27,190    43,288    (4,586)     15,120     54,692
Capital share transactions:
   Deposits........................................   42,191   148,396    35,327    65,252    57,811      82,266     74,516
   Surrenders and death benefits...................    1,443   (86,173)   (4,220)  (69,473)  (45,924)     (3,428)   (44,418)
   Cost of insurance...............................  (16,704)  (52,346)  (13,625)  (16,113)  (24,328)    (24,375)   (25,056)
   Contract charges................................   (1,622)   (6,078)   (1,383)   (2,446)   (2,464)     (2,658)    (2,651)
   Policy charges..................................   (1,101)   (2,200)     (988)   (1,038)   (1,232)     (1,457)    (1,511)
   Transfers between sub-accounts, including
    fixed interest account.........................   10,168    34,919    39,910    66,906    19,456      16,511     22,353
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 capital share transactions........................   34,375    36,518    55,021    43,088     3,319      66,859     23,233
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net asset...................   71,524   135,540    82,211    86,376    (1,267)     81,979     77,925
Net assets--beginning of year......................  160,779   738,426   128,999   293,963   328,561     305,271    284,586
                                                    --------  --------  --------  --------  --------    --------   --------
      Net assets--end of year...................... $232,303  $873,966  $211,210  $380,339  $327,294    $387,250   $362,511
                                                    ========  ========  ========  ========  ========    ========   ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                      Investors Mark                                  The Alger American
                                                     Series Fund, Inc.      Conseco Series Trust             Fund
                                                    ------------------  ----------------------------  ------------------
                                                                Global                        Fixed             Leveraged
                                                      Money     Fixed   Balanced   Equity    Income    Growth    AllCap
                                                      Market    Income  Portfolio Portfolio Portfolio Portfolio Portfolio
                                                    ---------  -------  --------- --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income........................ $   5,006  $    --     $--     $   115   $   67   $     --  $     --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................        --      464       1        (171)       8    (26,407)  (27,880)
   Capital gain distributions......................        --       --      --         124       --         --        --
   Increase (decrease) in unrealized appreciation
    on investments.................................        --    1,336      (1)      6,244       (4)    50,323    65,384
                                                    ---------  -------     ---     -------   ------   --------  --------
Net realized and unrealized gain (loss) on
 investments.......................................        --    1,800      --       6,197        4     23,916    37,504
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets resulting from
 operations........................................     5,006    1,800      --       6,312       71     23,916    37,504
Capital share transactions:
   Deposits........................................   728,605   20,106      --          --       --     99,139   105,594
   Surrenders and death benefits...................   (37,764)    (410)     --        (403)    (161)   (35,121)  (37,214)
   Cost of insurance...............................   (77,345)  (5,354)     --      (2,494)     (83)   (34,544)  (36,343)
   Contract charges................................    (5,224)    (378)     --        (251)     (12)    (3,324)   (3,635)
   Policy charges..................................    (2,651)    (184)     --         (75)      (8)    (1,668)   (1,595)
   Transfers between sub-accounts, including
    fixed interest account.........................  (514,698)   7,649      (8)        623        8     13,308    23,386
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets resulting from
 capital share transactions........................    90,923   21,429      (8)     (2,600)    (256)    37,790    50,193
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets..................    95,929   23,229      (8)      3,712     (185)    61,706    87,697
Net assets--beginning of year......................   580,725   36,063       8      31,927    1,582    397,794   433,278
                                                    ---------  -------     ---     -------   ------   --------  --------
      Net assets--end of year...................... $ 676,654  $59,292     $--     $35,639   $1,397   $459,500  $520,975
                                                    =========  =======     ===     =======   ======   ========  ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                    The Alger American        American Century Variable
                                                           Fund                   Portfolios, Inc.
                                                 -----------------------  --------------------------------
                                                                             VP                               Dreyfus
                                                    Mid                    Income                            Socially    Dreyfus
                                                    Cap        Small        and          VP          VP     Responsible   Stock
                                                  Growth   Capitalization  Growth   International   Value     Growth      Index
                                                 Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                                 --------- -------------- --------  ------------- --------  ----------- --------
Net investment income--
   Ordinary dividend income..................... $     --      $   --     $ 10,782     $   114    $  3,919    $    38   $ 15,430
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................  (10,315)       (976)      (8,200)     (4,818)     13,367     (1,772)   (19,225)
   Capital gain distributions...................       --          --           --          --       3,040         --         --
   Increase (decrease) in unrealized
    appreciation on investments.................  108,020       2,085       93,624       7,116      32,430      2,277     91,467
                                                 --------      ------     --------     -------    --------    -------   --------
Net realized and unrealized gain (loss) on
 investments....................................   97,705       1,109       85,424       2,298      48,837        505     72,242
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting from
 operations.....................................   97,705       1,109       96,206       2,412      52,756        543     87,672
Capital share transactions:
   Deposits.....................................  149,822          --       97,980         284      95,709         --    176,757
   Surrenders and death benefits................  (16,032)       (577)     (58,454)     (4,358)    (60,285)    (2,105)   (24,566)
   Cost of insurance............................  (53,308)       (482)     (50,016)     (1,146)    (37,526)      (821)   (63,543)
   Contract charges.............................   (5,601)        (56)      (5,919)       (142)     (3,098)       (85)    (6,574)
   Policy charges...............................   (2,004)        (20)      (2,047)        (28)     (2,063)       (74)    (3,170)
   Transfers between sub-accounts, including
    fixed interest account......................   61,798         762       17,782         (22)     11,703        (75)    18,445
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................  134,675        (373)        (674)     (5,412)      4,440     (3,160)    97,349
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets...............  232,380         736       95,532      (3,000)     57,196     (2,617)   185,021
Net assets--beginning of year...................  625,650       7,143      730,797      20,452     357,782     12,343    760,328
                                                 --------      ------     --------     -------    --------    -------   --------
      Net assets--end of year................... $858,030      $7,879     $826,329     $17,452    $414,978    $ 9,726   $945,349
                                                 ========      ======     ========     =======    ========    =======   ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                         Dreyfus Variable       Federated                     AIM Variable
                                                         Investment Fund    Insurance Series                Insurance Funds
                                                         ---------------- --------------------             -----------------
                                                                                                 INVESCO    AIM VI   AIM VI
                                                           Disciplined    International         VIF--High    High     Core
                                                              Stock          Equity     Utility   Yield     Yield    Stock
                                                            Portfolio        Fund II    Fund II   Fund*     Fund*    Fund*
                                                         ---------------- ------------- ------- ---------  -------  --------
Net investment income--
   Ordinary dividend income.............................     $  1,868        $   --      $  5   $   8,576  $ 2,430  $  1,206
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................       (2,147)         (459)      (52)        307      133      (689)
   Capital gain distributions...........................           --            --        --          --       --        --
   Increase (decrease) in unrealized appreciation on
    investments.........................................       10,934           681        59      (7,093)   3,909     5,217
                                                             --------        ------      ----   ---------  -------  --------
Net realized and unrealized gain (loss) on
 investments............................................        8,787           222         7      (6,786)   4,042     4,528
                                                             --------        ------      ----   ---------  -------  --------
Increase (decrease) in net assets resulting from
 operations.............................................       10,655           222        12       1,790    6,472     5,734
Capital share transactions:
   Deposits.............................................       21,396            --        --       6,009   27,723    51,063
   Surrenders and death benefits........................         (472)         (493)      (75)       (426)    (492)   (6,272)
   Cost of insurance....................................       (7,921)         (193)      (11)     (3,298)  (5,933)  (15,472)
   Contract charges.....................................       (1,025)          (15)       (1)       (262)    (421)     (955)
   Policy charges.......................................         (367)          (16)       (3)       (157)    (309)     (908)
   Transfers between sub-accounts, including fixed
    interest account....................................         (291)           16         5    (104,179)  66,430       (20)
                                                             --------        ------      ----   ---------  -------  --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................       11,320          (701)      (85)   (102,313)  86,998    27,436
                                                             --------        ------      ----   ---------  -------  --------
Increase (decrease) in net assets.......................       21,975          (479)      (73)   (100,523)  93,470    33,170
Net assets--beginning of year...........................      120,924         2,297       193     100,523       --   107,857
                                                             --------        ------      ----   ---------  -------  --------
      Net assets--end of year...........................     $142,899        $1,818      $120   $      --  $93,470  $141,027
                                                             ========        ======      ====   =========  =======  ========

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                                                                                   Strong
                                                                                 Neuberger & Berman               Variable
                                                               Lazard Retirement Advisors Management              Insurance
                                                                 Series, Inc.           Trust                    Funds, Inc.
                                                               ----------------- ------------------              -----------
                                                                                  Limited
                                                                  Retirement     Maturity              Strong      Mid Cap
                                                                   Small Cap       Bond    Partners  Opportunity   Growth
                                                                   Portfolio     Portfolio Portfolio   Fund II     Fund II
                                                               ----------------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income...................................     $     --        $  17    $   --    $     --     $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       27,403            8        (1)     (2,607)     (4,709)
   Capital gain distributions.................................           --           --        --          --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................       58,584          (22)      357       4,811      10,454
                                                                   --------        -----    ------    --------     -------
Net realized and unrealized gain (loss) on investments........       85,987          (14)      356       2,204       5,745
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets resulting from
 operations...................................................       85,987            3       356       2,204       5,745
Capital share transactions:
   Deposits...................................................      106,211           --        --         340          --
   Surrenders and death benefits..............................      (43,853)          (3)       (7)     (4,426)     (1,453)
   Cost of insurance..........................................      (56,072)        (111)      (64)       (818)     (2,420)
   Contract charges...........................................       (4,870)          (4)      (16)        (87)       (262)
   Policy charges.............................................       (1,891)          (5)       (7)        (75)        (92)
   Transfers between sub-accounts, including fixed
    interest account..........................................       23,162            5         7     (10,697)         76
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       22,687         (118)      (87)    (15,763)     (4,151)
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets.............................      108,674         (115)      269     (13,559)      1,594
Net assets--beginning of year.................................      560,645          571     1,939      22,475      33,463
                                                                   --------        -----    ------    --------     -------
      Net assets--end of year.................................     $669,319        $ 456    $2,208    $  8,916     $35,057
                                                                   ========        =====    ======    ========     =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                                                                    Variable Insurance
                                                               Van Eck Worldwide Insurance Trust    Products Fund (VIP)
                                                               --------------------------------  ------------------------
                                                               Worldwide   Worldwide  Worldwide
                                                               Emerging      Hard       Real     Fidelity VIP Fidelity VIP
                                                                Markets     Assets     Estate      Overseas      Growth
                                                                 Fund        Funds      Fund      Portfolio    Portfolio
                                                               ---------   ---------  ---------  ------------ ------------
Net investment income--
   Ordinary dividend income...................................  $    14     $   28      $  2       $  1,722     $    190
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       72        145         8          2,983       (2,339)
   Capital gain distributions.................................       --         --        --             --           --
   Increase (decrease) in unrealized appreciation on
    investments...............................................      (21)     1,406        39         27,001        6,777
                                                                -------     ------      ----       --------     --------
Net realized and unrealized gain (loss) on investments........       51      1,551        47         29,984        4,438
                                                                -------     ------      ----       --------     --------
Increase (decrease) in net assets resulting from operations...       65      1,579        49         31,706        4,628
Capital share transactions:
   Deposits...................................................       --         --        --         72,518       45,102
   Surrenders and death benefits..............................   (2,195)        (3)       (3)        (3,469)      (9,809)
   Cost of insurance..........................................      (90)      (470)      (19)       (19,220)     (18,020)
   Contract charges...........................................       (9)       (58)       (1)        (1,637)      (1,202)
   Policy charges.............................................       (9)        (4)       (3)        (1,338)      (1,213)
   Transfers between sub-accounts, including fixed interest
    account...................................................      173          4         3         51,435          649
                                                                -------     ------      ----       --------     --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................   (2,130)      (531)      (23)        98,289       15,507
                                                                -------     ------      ----       --------     --------
Increase (decrease) in net assets.............................   (2,065)     1,048        26        129,995       20,135
Net assets--beginning of year.................................    2,386      6,944       149        150,378      143,788
                                                                -------     ------      ----       --------     --------
      Net assets--end of year.................................  $   321     $7,992      $175       $280,373     $163,923
                                                                =======     ======      ====       ========     ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

        STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2004

                                                                             Variable
                                                                            Insurance
                                                                             Products
                                                                             Fund II
                                                                             (VIP II)         Janus Aspen Series
                                                                            ---------- --------------------------------
                                                                             Fidelity
                                                                              VIP II   International           Growth &
                                                                            Contrafund    Growth      Growth    Income
                                                                            Portfolio    Portfolio   Portfolio Portfolio
                                                                            ---------- ------------- --------- ---------
Net investment income--
   Ordinary dividend income................................................  $    483    $  5,108     $    2    $   167
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions.....................     4,176      23,209         38        945
   Capital gain distributions..............................................        --          --         --         --
   Increase (decrease) in unrealized appreciation on investments...........    37,935      77,153         31      1,869
                                                                             --------    --------     ------    -------
Net realized and unrealized gain (loss) on investments.....................    42,111     100,362         69      2,814
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets resulting from operations................    42,594     105,470         71      2,981
Capital share transactions:
   Deposits................................................................    57,743     126,091        140         --
   Surrenders and death benefits...........................................   (12,079)    (36,091)       (13)      (274)
   Cost of insurance.......................................................   (20,596)    (40,671)      (133)    (1,656)
   Contract charges........................................................    (2,109)     (4,388)       (12)      (209)
   Policy charges..........................................................      (944)     (1,768)       (12)       (48)
   Transfers between sub-accounts, including fixed interest account........    63,332       3,737         11     (3,062)
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets resulting from capital share transactions    85,347      46,910        (19)    (5,249)
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets..........................................   127,941     152,380         52     (2,268)
Net assets--beginning of year..............................................   208,914     494,080      1,595     29,404
                                                                             --------    --------     ------    -------
      Net assets--end of year..............................................  $336,855    $646,460     $1,647    $27,136
                                                                             ========    ========     ======    =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2005, and for the years ended December 31, 2005 and 2004

1. Organization

   RBC Variable Life Account A (formerly known as the BMA Variable Life Account
A) (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Business Men's Assurance Company of America ("BMA"). The Account name was changed in April 2006. The assets of the Account are legally segregated from those of BMA. BMA is wholly owned by the Liberty Life Insurance Company whose ultimate parent is the Royal Bank of Canada ("RBC"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

   The Account includes four variable life insurance products: Clarity Variable Universal Life ("Clarity VUL"), Conseco Variable Universal Life ("Conseco VUL"), Clarity Survivorship Variable Universal Life ("Clarity SVUL"), and Clarity Duo Variable Universal Life ("Clarity Duo"). The significant features of the products are summarized below:

   Clarity VUL and Conseco VUL--These policies provide accumulation values, surrender rights, loan privileges and other features associated with life insurance as well as tax-deferred investment options to potentially maximize the value of the policy.

   Clarity SVUL--This policy also offers a combination of life insurance and tax-deferred investment opportunities, but it covers two people in a single policy that pays a death benefit at the second death.

   Clarity Duo--This contract utilizes two products, a single premium fixed annuity and a variable universal life policy, to create a single one-time transaction that will pay the variable universal life's premiums over seven years. As a result, the policyholder has the benefits of a level pay life insurance contract with the look and convenience of a single payment.

  Investments

   The deposits of the Account are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein BMA contractually guarantees either a minimum return or account value upon death or annuitization, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Fund, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income. Effective July 15, 2005, the shares in the IMSF funds were substituted with shares of certain series of other registered investment companies as follows:

IMSF Fund           Substituted with:
---------           -----------------
Balanced            T. Rowe Price Equity Series, Inc. - Personal Strategy Balanced Portfolio
Growth and Income   Lord Abbett Series Fund, Inc. - Growth and Income Fund
Large Cap Value     Lord Abbett Series Fund, Inc. - Growth and Income Fund
Small Cap Equity    Dreyfus Investment Portfolios - Emerging Leaders Portfolio
Large Cap Growth    T. Rowe Price Equity Series, Inc. - Blue Chip Growth Portfolio
Intermediate Fixed  Variable Insurance Products Fund II - Fidelity VIP II Investment Grade Bond
  Income            Portfolio
Mid Cap Equity      Variable Insurance Products Fund II - Fidelity VIP III Mid Cap Portfolio
Money Market        Variable Insurance Products Fund - Fidelity VIP Money Market Portfolio
Global Fixed Income Variable Insurance Products Fund II - Fidelity VIP II Investment Grade Bond
                    Portfolio

                          RBC VARIABLE LIFE ACCOUNT A

   Berger Institutional Products Trust ("Berger IPT"): Growth Fund (reorganized into Janus Growth Portfolio), Large Cap Growth Fund (reorganized into Janus Growth and Income Portfolio), Small Company Growth Fund (fund manager liquidated this fund and policyholder funds were moved to other Funds as directed by policyholders) and International Fund (reorganized into Janus International Growth Fund). Effective on or about March 24, 2003, the Berger IPT was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

   Conseco Series Trust: Balanced Portfolio, Equity Portfolio, Fixed Income Portfolio, and Government Securities Portfolio.

   The Alger American Fund: Growth Portfolio, Leveraged AllCap Portfolio, Mid Cap Growth Portfolio and Small Capitalization Portfolio. Effective July 15, 2005, the Growth Portfolio, Leveraged AllCap Portfolio and Mid Cap Growth Portfolio were discontinued as investment options. This did not affect existing investments.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund, VP International Fund, and VP Value Fund. Effective May 1, 2005, the VP Ultra Fund was added as an investment option.

   Dreyfus Socially Responsible Growth Fund, Inc.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio. Effective July 15, 2005, the Dreyfus Disciplined Stock Portfolio was discontinued as an investment option. This did not affect existing investments.

   Dreyfus Investment Portfolios: Effective May 1, 2005, the Emerging Leaders Portfolio and Small Cap Stock Index Portfolio were added as investment options.

   Federated Insurance Series: International Equity Fund II and Utility Fund II.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds were reorganized under AIM Variable Insurance Funds.

   AIM Variable Insurance Funds: AIM VI High Yield Fund and AIM VI Core Stock Fund. Effective May 1, 2005, the AIM VI Capital Development Fund and AIM VI Core Equity Fund were added as investment options. Effective July 15, 2005, the AIM VI Core Stock Fund was discontinued as an investment option. This did not affect existing investments.

   Lazard Retirement Series, Inc.: Retirement Equity Portfolio and Retirement Small Cap Portfolio.

   Neuberger & Berman Advisors Management Trust: Limited Maturity Bond Portfolio and Partners Portfolio.

   Strong Opportunity Fund II: Effective April 9, 2005, the Strong Opportunity Fund II was renamed Wells Fargo Advantage Opportunity Fund.

   Strong Variable Insurance Funds, Inc.: Mid Cap Growth Fund II. Effective April 9, 2005, the Mid Cap Growth Fund II merged into Wells Fargo Advantage Discovery Fund.

   Wells Fargo Advantage Funds: Opportunity Fund II and Discovery Fund.

   Van Eck Worldwide Insurance Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. In 2001, these funds were discontinued as investment options. This did not affect existing investments.

                          RBC VARIABLE LIFE ACCOUNT A

   Variable Insurance Products Fund ("VIP"): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio. Effective May 1, 2005, the Fidelity VIP Money Market Portfolio was added as an investment option.

   Variable Insurance Products Fund II ("VIP II"): Fidelity VIP II Contrafund Portfolio. Effective May 1, 2005, the Fidelity VIP II Investment Grade Bond Portfolio was added as an investment option.

   Variable Insurance Products Fund III ("VIP III"): Effective May 1, 2005, the Fidelity VIP III Mid Cap Portfolio was added as an investment option.

   Janus Aspen Series: International Growth Portfolio, Growth Portfolio and Growth and Income Portfolio. Effective May 1, 2005, the Small Company Value Portfolio was added as an investment option.

   Lord Abbett Series Fund, Inc.: Effective May 1, 2005, the America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid Cap Value Portfolio were added as investment options.

   T. Rowe Price Equity Series, Inc.: Effective May 1, 2005, the Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio were added as investment options.

   Vanguard Variable Insurance Fund.: Effective May 1, 2005, the Mid Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio were added as investment options.

  Management of the Funds

   Effective July 15, 2005, BMA substituted the shares of the IMSF portfolios with shares of certain series of other registered investment companies as described above. Prior to the substitution, under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of BMA whose ultimate parent is RBC. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. Effective July 1, 2003, The Boston Company Asset Management, LLC became the subadvisor for the Mid Cap Equity Portfolio. IMA has engaged Columbia Management Advisors (formerly Stein Roe & Farnam, Incorporated) to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to

                          RBC VARIABLE LIFE ACCOUNT A
the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the Account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Variable Life Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA.

      Premium Charges: BMA deducts a premium charge from each premium payment of 5.5% of all premiums in the first through the 10th policy year and 4% of all premiums in the 11th and later policy years. Premium charges are deducted from deposits; therefore, deposits are recorded net of premium charges, and these charges are not recorded in the financial statements of the Account.

      Risk Charge: BMA deducts a risk charge each month of 0.80%, on an annual basis, of the accumulation value in the separate account for the first through 10th policy year and 0.40%, on an annual basis, of the accumulation value in the separate account for the 11th policy year and thereafter. Risk charges are recognized as redemptions of units.

      Policy Charges: The Account deducts a policy charge of $25 per month in the first policy year and $5 per month thereafter. Policy charges are recognized as redemptions of units.

      Cost of Insurance: A deduction for cost of insurance and cost of any riders also is made monthly. This charge will depend on the specified amount of insurance coverage, the accumulation value and the sex, age and rate class of the primary insured. Cost of insurance is recognized as a redemption of units.

      Surrender Charge: A surrender charge will be imposed in the event of a partial or full surrender in excess of 10% of the unloaned accumulation value. The surrender charge will depend on the sex, age, and rate class of the primary insured. In addition, a fee of $25 will be assessed for partial surrender in excess of 10% of the unloaned accumulation values. This charge is withheld from the proceeds of the surrender by BMA with the net amount being remitted to the policyholder. These charges are not recorded in the financial statements of the Account.

                          RBC VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by each subaccount were as follows:

                                                     Year Ended December 31
                                                     ----------------------
                                                             2005
                                                     ----------------------
                                                      Cost of    Proceeds
                                                     Purchases  from Sales
                                                     ---------  ----------
      Investors Mark Series Fund, Inc.:
         Balanced................................... $ 81,337   $  266,938
         Growth and Income..........................  298,870      964,466
         Large Cap Value............................   75,258      248,461
         Small Cap Equity...........................   43,111      410,683
         Large Cap Growth...........................   50,903      364,143
         Intermediate Fixed Income..................  101,713      483,507
         Mid Cap Equity.............................  163,030      431,353
         Money Market...............................  338,172    1,014,826
         Global Fixed Income........................   32,704       83,227
      Conseco Series Trust:
         Equity Portfolio...........................    4,109        3,967
         Fixed Income Portfolio.....................       61           50
      The Alger American Fund:
         Growth Portfolio...........................   55,378      241,624
         Leveraged AllCap Portfolio.................   87,594      215,868
         Mid Cap Growth Portfolio...................  217,023      340,166
         Small Capitalization Portfolio.............      486          664
      American Century Variable Portfolios, Inc.:
         VP Income and Growth Fund..................  120,666      163,224
         VP International Fund......................      201        1,209
         VP Value Fund..............................  272,111      129,416
         VP Ultra Fund..............................    5,947          161
      Dreyfus Socially Responsible Growth Fund, Inc.        1          743
      Dreyfus Stock Index Fund......................  209,954      142,591
      Dreyfus Variable Investment Fund--
         Disciplined Stock Portfolio................    6,957       68,141
      Dreyfus Investment Portfolios:
         Emerging Leaders Portfolio.................  451,678       23,905
         Small Cap Stock Index Portfolio............    2,796          104
      Federated Insurance Series:
         International Equity Fund II...............       --          132
         Utility Fund II............................        6           12
      AIM Variable Insurance Funds:
         AIM VI High Yield Fund.....................   85,048       16,768
         AIM VI Core Stock Fund.....................   29,842       79,464
         AIM VI Capital Development Fund............    2,112          123
         AIM VI Core Equity Fund....................    6,481          111
      Lazard Retirement Series, Inc.--
         Retirement Small Cap Portfolio.............  156,280      132,705

                          RBC VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments (Concluded)

                                                       Year Ended December 31
                                                       ---------------------
                                                               2005
                                                       ---------------------
                                                        Cost of     Proceeds
                                                       Purchases   from Sales
                                                       ----------  ----------
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio................. $      468  $      385
      Partners Portfolio..............................         24          86
   Strong Mid Cap Growth Fund II......................          1      33,189
   Wells Fargo Advantage Funds:
      Opportunity Fund II.............................          1       2,590
      Discovery Fund..................................     32,585       1,174
   Van Eck Worldwide Insurance Trust:
      Worldwide Emerging Markets Fund.................          4          46
      Worldwide Hard Assets Fund......................         81      10,001
      Worldwide Real Estate Fund......................          6          20
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio.................    121,355      97,607
      Fidelity VIP Growth Portfolio...................     86,191      71,807
      Fidelity VIP Money Market Portfolio.............    896,929     188,596
   Variable Insurance Products Fund II (VIP II):
      Fidelity VIP II Contrafund Portfolio............    617,486     121,847
      Fidelity VIP II Investment Grade Bond Portfolio.    635,492      22,762
   Variable Insurance Products Fund III (VIP III)--
      Fidelity VIP III Mid Cap Portfolio..............    464,459      17,297
   Janus Aspen Series:
      International Growth Portfolio..................    268,421     151,953
      Growth Portfolio................................        320         227
      Growth and Income Portfolio.....................        188       8,357
      Small Company Value Portfolio...................     10,869         357
   Lord Abbett Series Fund, Inc.:
      America's Value Portfolio.......................      1,566          75
      Bond Debenture Portfolio........................     38,395         448
      Growth and Income Portfolio.....................  1,241,454     115,444
      Mid Cap Value Portfolio.........................    101,811       1,641
   T.Rowe Price Equity Series, Inc.:
      Blue Chip Growth Portfolio......................    326,914       8,829
      Equity Income Portfolio II......................     93,241       1,835
      Health Sciences Portfolio II....................     43,181         154
      Personal Strategy Balanced Portfolio............    317,702       9,349
   Vanguard Variable Insurance Fund:
      Mid Cap Index Portfolio.........................     37,279       1,972
      REIT Index Portfolio............................     98,138       5,652
      Total Bond Market Index Portfolio...............     16,840         313
      Total Stock Market Index Portfolio..............     52,767         357
      Small Company Growth Portfolio..................     46,112       2,139
      Capital Growth Portfolio........................     41,311       4,079
                                                       ----------  ----------
          Total....................................... $8,491,420  $6,709,340
                                                       ==========  ==========

                          RBC VARIABLE LIFE ACCOUNT A

5. Summary of Unit Transactions

   Transactions in units of each sub-account were as follows:

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
                                               --------- ------ -------- -------
Year ended December 31, 2005
Investors Mark Series Fund, Inc.:
   Balanced...................................  14,181    1,719 (15,900)     --
   Growth and Income..........................  55,598    3,807 (59,405)     --
   Large Cap Value............................  15,474    1,556 (17,030)     --
   Small Cap Equity...........................  21,768    3,096 (24,864)     --
   Large Cap Growth...........................  36,708    4,631 (41,339)     --
   Intermediate Fixed Income..................  28,117    3,841 (31,958)     --
   Mid Cap Equity.............................  19,916    2,363 (22,279)     --
   Money Market...............................  58,156   32,528 (90,684)     --
   Global Fixed Income........................   4,464      489  (4,953)     --
Conseco Series Trust:
   Equity Portfolio...........................   1,612       --    (145)  1,467
   Fixed Income Portfolio.....................      97       --      (3)     94
The Alger American Fund:
   Growth Portfolio...........................  42,632    6,279 (22,570) 26,341
   Leveraged AllCap Portfolio.................  41,331    4,970 (14,789) 31,512
   Mid Cap Growth Portfolio...................  49,239    8,948 (17,125) 41,062
   Small Capitalization Portfolio.............     776       36     (49)    763
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................  68,424    7,255 (11,836) 63,843
   VP International Fund......................   1,504        1    (103)  1,402
   VP Value Fund..............................  25,003   10,875  (4,572) 31,306
   VP Ultra Fund..............................      --      563     (18)    545
Dreyfus Socially Responsible Growth Fund, Inc.   1,058       --     (81)    977
Dreyfus Stock Index Fund......................  84,173   15,557 (11,215) 88,515
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................  13,844      790  (6,595)  8,039
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.................      --   39,414  (1,001) 38,413
   Small Cap Stock Index Portfolio............      --      254     (14)    240
Federated Insurance Series:
   International Equity Fund II...............     144       --     (10)    134
   Utility Fund II............................      14       --      (1)     13
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................   8,613    6,218  (1,168) 13,663
   AIM VI Core Stock Fund.....................  12,041    3,113  (7,460)  7,694
   AIM VI Capital Development Fund............      --      191     (10)    181
   AIM VI Core Equity Fund....................      --      601     (10)    591
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio.............  33,980    5,597  (6,081) 33,496

                          RBC VARIABLE LIFE ACCOUNT A

                                                    Beginning  Units   Units   Ending
                                                     Balance   Sold   Redeemed Balance
                                                    --------- ------- -------- -------
Year ended December 31, 2005 (Concluded)
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio.................      36        12      (6)      42
   Partners Portfolio..............................     168        --      (6)     162
Strong Mid Cap Growth Fund II......................   2,778        --  (2,778)      --
Wells Fargo Advantage Funds:
   Opportunity Fund II.............................     519        --    (149)     370
   Discovery Fund..................................      --     3,282    (105)   3,177
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund.................      15        --      (2)      13
   Worldwide Hard Assets Fund......................     388        --    (388)      --
   Worldwide Real Estate Fund......................       8        --      (1)       7
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio.................  31,400     7,979  (7,666)  31,713
   Fidelity VIP Growth Portfolio...................  24,896     7,631  (7,594)  24,933
   Fidelity VIP Money Market Portfolio.............      --    76,120  (6,864)  69,256
Variable Insurance Products Fund II (VIP II):
   Fidelity VIP II Contrafund Portfolio............  30,598    45,506  (4,640)  71,464
   Fidelity VIP II Investment Grade Bond Portfolio.      --    62,582  (1,834)  60,748
Variable Insurance Products Fund III (VIP III)--
   Fidelity VIP III Mid Cap Portfolio..............      --    41,571  (1,309)  40,262
Janus Aspen Series:
   International Growth Portfolio..................  37,410    12,140  (5,417)  44,133
   Growth Portfolio................................     122        19     (13)     128
   Growth and Income Portfolio.....................   1,955        --    (575)   1,380
   Small Company Value Portfolio...................      --       939     (31)     908
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.......................      --       149     (12)     137
   Bond Debenture Portfolio........................      --     3,501     (41)   3,460
   Growth and Income Portfolio.....................      --   103,874  (3,403) 100,471
   Mid Cap Value Portfolio.........................      --     8,575    (188)   8,387
T.Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio......................      --    29,891  (1,129)  28,762
   Equity Income Portfolio II......................      --     8,475    (220)   8,255
   Health Sciences Portfolio II....................      --     3,708     (38)   3,670
   Personal Strategy Balanced Portfolio............      --    29,403    (946)  28,457
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio.........................      --     3,142     (53)   3,089
   REIT Index Portfolio............................      --     8,352    (211)   8,141
   Total Bond Market Index Portfolio...............      --     1,670     (23)   1,647
   Total Stock Market Index Portfolio..............      --     4,769     (39)   4,730
   Small Company Growth Portfolio..................      --     3,889     (38)   3,851
   Capital Growth Portfolio........................      --     3,437     (43)   3,394

                          RBC VARIABLE LIFE ACCOUNT A

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
                      -                        --------- ------ -------- -------
Year ended December 31, 2004
Investors Mark Series Fund, Inc.:
   Balanced...................................  11,478    4,058  (1,355) 14,181
   Growth and Income..........................  52,638   12,765  (9,805) 55,598
   Large Cap Value............................  10,927    6,099  (1,552) 15,474
   Small Cap Equity...........................  17,747    9,125  (5,104) 21,768
   Large Cap Growth...........................  36,465    8,347  (8,104) 36,708
   Intermediate Fixed Income..................  22,763    7,605  (2,251) 28,117
   Mid Cap Equity.............................  18,040    5,879  (4,003) 19,916
   Money Market...............................  49,548   67,231 (58,623) 58,156
   Global Fixed Income........................   2,813    2,122    (471)  4,464
Conseco Series Trust:
   Balanced Portfolio.........................       1       --      (1)     --
   Equity Portfolio...........................   1,747       26    (161)  1,612
   Fixed Income Portfolio.....................     116       --     (19)     97
The Alger American Fund:
   Growth Portfolio...........................  38,967   10,157  (6,492) 42,632
   Leveraged AllCap Portfolio.................  37,135    9,814  (5,618) 41,331
   Mid Cap Growth Portfolio...................  39,670   14,048  (4,479) 49,239
   Small Capitalization Portfolio.............     820       71    (115)    776
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................  68,385   10,237 (10,198) 68,424
   VP International Fund......................   2,025       28    (549)  1,504
   VP Value Fund..............................  24,132    6,443  (5,572) 25,003
Dreyfus Socially Responsible Growth Fund, Inc.   1,426       --    (368)  1,058
Dreyfus Stock Index Fund......................  75,063   17,810  (8,700) 84,173
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................  12,637    2,252  (1,045) 13,844
Federated Insurance Series:
   International Equity Fund II...............     206       --     (62)    144
   Utility Fund II............................      25       --     (11)     14
INVESCO Variable Investment Funds--
   VIF--High Yield Fund.......................  10,009      594 (10,603)     --
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................      --    9,264    (651)  8,613
   AIM VI Core Stock Fund.....................   9,600    4,581  (2,140) 12,041
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio.............  32,318    6,760  (5,098) 33,980
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio............      45       --      (9)     36
   Partners Portfolio.........................     176       --      (8)    168
   Strong Opportunity Fund II.................   1,547       22  (1,050)    519
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................   3,159       --    (381)  2,778

                          RBC VARIABLE LIFE ACCOUNT A

5. Summary of Unit Transactions (Concluded)

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
-                                              --------- ------ -------- -------
Year ended December 31, 2004 (Concluded)
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............     138       --    (123)     15
   Worldwide Hard Assets Fund.................     418       --     (30)    388
   Worldwide Real Estate Fund.................       9       --      (1)      8
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  19,713   14,772  (3,085) 31,400
   Fidelity VIP Growth Portfolio..............  22,632    7,130  (4,866) 24,896
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......  22,129   11,062  (2,593) 30,598
Janus Aspen Series:
   International Growth Portfolio.............  33,849    8,752  (5,191) 37,410
   Growth Portfolio...........................     123       11     (12)    122
   Growth and Income Portfolio................   2,371       --    (416)  1,955

6. Unit Fair Values

   The Company sells three different variable life products which have unique combinations of features and fees that are charged against the contract owner's account balance. All charges are assessed through the redemption of units. Unit value information and financial ratios for each subaccount are as follows:

                                                            Investment
                                          Unit                Income   Expense   Total
                                   Units  Value  Net Assets   Ratio*   Ratio** Return***
                -                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2005
Investors Mark Series Fund, Inc.:
   Balanced.......................     -- $   --  $     --     1.18%     N/A      0.05%
   Growth and Income..............     --     --        --     1.62%     N/A     -2.10%
   Large Cap Value................     --     --        --     0.83%     N/A     -0.57%
   Small Cap Equity...............     --     --        --     0.00%     N/A     -0.31%
   Large Cap Growth...............     --     --        --     0.75%     N/A     -1.94%
   Intermediate Fixed Income......     --     --        --     2.63%     N/A      1.00%
   Mid Cap Equity.................     --     --        --     0.21%     N/A      2.50%
   Money Market...................     --     --        --     1.21%     N/A      1.29%
   Global Fixed Income............     --     --        --    14.81%     N/A      0.90%
Conseco Series Trust:
   Equity Portfolio...............  1,467  24.64    36,136     0.48%     N/A     11.43%
   Fixed Income Portfolio.........     94  14.73     1,378     4.43%     N/A      2.31%
The Alger American Fund:
   Growth Portfolio............... 26,341  12.09   318,385     0.27%     N/A     12.13%
   Leveraged AllCap Portfolio..... 31,512  14.39   453,465     0.00%     N/A     14.21%
   Mid Cap Growth Portfolio....... 41,062  18.97   778,936     0.00%     N/A      8.83%
   Small Capitalization Portfolio.    763  11.87     9,050     0.00%     N/A     16.91%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                       Investment
                                                     Unit                Income   Expense   Total
                                              Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                             ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2005 (Continued)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund................. 63,843 $12.64 $  807,041    2.01%     N/A      4.64%
   VP International Fund.....................  1,402  13.14     18,426    1.17%     N/A     13.29%
   VP Value Fund............................. 31,306  17.00    532,228    0.80%     N/A      2.42%
   VP Ultra Fund.............................    545  11.16      6,078    0.00%     N/A      7.81%
Dreyfus Socially Responsible Growth Fund,
  Inc........................................    977   9.53      9,305    0.00%     N/A      3.65%
Dreyfus Stock Index Fund..................... 88,515  11.78  1,042,803    1.63%     N/A      4.91%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio...............  8,039  10.97     88,174    0.00%     N/A      6.28%
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio................ 38,413  11.52    442,367    0.00%     N/A     10.19%
   Small Cap Stock Index Portfolio...........    240  11.68      2,802    0.00%     N/A     11.29%
Federated Insurance Series:
   International Equity Fund II..............    134  13.76      1,838    0.00%     N/A      8.98%
   Utility Fund II...........................     13   9.09        115    5.20%     N/A      6.07%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.................... 13,663  11.15    152,304   10.36%     N/A      2.74%
   AIM VI Core Stock Fund....................  7,694  12.11     93,138    0.37%     N/A      3.37%
   AIM VI Capital Development Fund...........    181  11.84      2,139    0.00%     N/A     12.35%
   AIM VI Core Equity Fund...................    591  10.93      6,460    4.35%     N/A      6.27%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............ 33,496  19.99    669,730    0.00%     N/A      1.49%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...........     42  12.88        538    1.94%     N/A      1.68%
   Partners Portfolio........................    162  15.52      2,513    0.97%     N/A     18.08%
Strong Mid Cap Growth Fund II................     --     --         --    0.00%     N/A     -1.47%
Wells Fargo Advantage Funds:
   Opportunity Fund II.......................    370  18.54      6,855    0.00%     N/A      7.89%
   Discovery Fund............................  3,177  11.47     36,445    0.00%     N/A      9.90%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...........     13  28.28        370    0.81%     N/A     32.16%
   Worldwide Hard Assets Fund................     --     --         --    0.65%     N/A     14.36%
   Worldwide Real Estate Fund................      7  26.44        188    2.16%     N/A     20.85%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio........... 31,713  11.10    352,138    0.50%     N/A     24.34%
   Fidelity VIP Growth Portfolio............. 24,933   7.51    187,235    0.28%     N/A     14.13%
   Fidelity VIP Money Market Portfolio....... 69,256  10.23    708,333    2.39%     N/A      1.53%
Variable Insurance Products Fund II (VIP II):
   Fidelity VIP II Contrafund Portfolio...... 71,464  13.01    930,069    0.09%     N/A     18.21%
   Fidelity VIP II Investment Grade Bond
     Portfolio............................... 60,748  10.14    616,173    0.00%     N/A      0.96%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                ------- ------ ---------- ---------- ------- ---------
Year ended December 31, 2005 (Concluded)
Variable Insurance Products Fund III (VIP III)--
   Fidelity VIP III Mid Cap Portfolio...........  40,262 $12.32 $  495,999    0.00%     N/A     15.59%
Janus Aspen Series:
   International Growth Portfolio...............  44,133  22.04    972,476    1.28%     N/A     27.52%
   Growth Portfolio.............................     128  14.07      1,807    0.35%     N/A      4.22%
   Growth & Income Portfolio....................   1,380  15.59     21,512    0.64%     N/A     12.33%
   Small Company Value Portfolio................     908  11.18     10,148    0.00%     N/A      7.93%
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio....................     137  10.87      1,493    3.56%     N/A      5.88%
   Bond Debenture Portfolio.....................   3,460  10.51     36,351   14.48%     N/A      3.40%
   Growth and Income Portfolio.................. 100,471  10.93  1,098,345    1.44%     N/A      6.27%
   Mid-Cap Value Portfolio......................   8,387  11.49     96,378    0.82%     N/A     10.02%
T.Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio...................  28,762  11.49    330,516    0.16%     N/A     10.03%
   Equity Income Portfolio II...................   8,255  10.79     89,089    1.24%     N/A      5.33%
   Health Sciences Portfolio II.................   3,670  12.47     45,759    0.00%     N/A     16.59%
   Personal Strategy Balanced Portfolio.........  28,457  11.03    314,010    1.32%     N/A      6.96%
Vanguard Variable Insurance Fund:
   Mid-Cap Index Portfolio......................   3,089  11.96     36,949    0.00%     N/A     13.19%
   REIT Index Portfolio.........................   8,141  11.56     94,124    0.00%     N/A     10.50%
   Total Bond Market Index Portfolio............   1,647  10.12     16,671    0.00%     N/A      0.82%
   Total Stock Market Index Portfolio...........   4,730  11.24     53,146    0.00%     N/A      8.31%
   Small Company Growth Portfolio...............   3,851  11.93     45,954    0.00%     N/A     13.00%
   Capital Growth Portfolio.....................   3,394  11.66     39,582    0.00%     N/A     11.17%
Year ended December 31, 2004
Investors Mark Series Fund, Inc. (IMSF):
   Balanced.....................................  14,181  16.38    232,303    1.87%     N/A     16.92%
   Growth and Income............................  55,598  15.72    873,966    0.02%     N/A     12.05%
   Large Cap Value..............................  15,474  13.65    211,210    1.68%     N/A     15.58%
   Small Cap Equity.............................  21,768  17.47    380,339     -- %     N/A      5.50%
   Large Cap Growth.............................  36,708   8.92    327,294     -- %     N/A     -1.00%
   Intermediate Fixed Income....................  28,117  13.77    387,250    4.11%     N/A      2.68%
   Mid Cap Equity...............................  19,916  18.20    362,511    0.05%     N/A     15.34%
   Money Market.................................  58,156  11.64    676,654    0.85%     N/A     -0.68%
   Global Fixed Income..........................   4,464  13.28     59,292     -- %     N/A      3.59%
Conseco Series Trust:
   Equity Portfolio.............................   1,612  22.11     35,639    0.35%     N/A     20.95%
   Fixed Income Portfolio.......................      97  14.40      1,397    4.39%     N/A      5.95%
The Alger American Fund:
   Growth Portfolio.............................  42,632  10.78    459,500     -- %     N/A      5.58%
   Leveraged AllCap Portfolio...................  41,331  12.60    520,975     -- %     N/A      7.97%
   MidCap Growth Portfolio......................  49,239  17.43    858,030     -- %     N/A     10.53%
   Small Capitalization Portfolio...............     776  10.15      7,879     -- %     N/A     16.53%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2004 (Concluded)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................. 68,424 $12.08  $826,329     1.42%     N/A     13.00%
   VP International Fund......................  1,504  11.60    17,452     0.64%     N/A     14.85%
   VP Value Fund.............................. 25,003  16.60   414,978     1.02%     N/A     11.94%
Dreyfus Socially Responsible Growth Fund, Inc.  1,058   9.19     9,726     0.35%     N/A      6.12%
Dreyfus Stock Index Fund...................... 84,173  11.23   945,349     1.87%     N/A     10.86%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................ 13,844  10.32   142,899     1.46%     N/A      7.84%
Federated Insurance Series:
   International Equity Fund II...............    144  12.63     1,818     0.00%     N/A     13.38%
   Utility Fund II............................     14   8.57       120     4.17%     N/A     12.61%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................  8,613  10.85    93,470     3.16%     N/A      5.67%
   AIM VI Core Stock Fund..................... 12,041  11.71   141,027     0.99%     N/A      4.18%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............. 33,980  19.70   669,319     0.00%     N/A     13.54%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............     36  12.67       456     3.39%     N/A     -0.16%
   Partners Portfolio.........................    168  13.14     2,208     0.00%     N/A     19.24%
Strong Opportunity Fund II....................    519  17.18     8,916     0.00%     N/A     18.24%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................  2,778  12.62    35,057     0.00%     N/A     19.17%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............     15  21.40       321     1.36%     N/A     24.20%
   Worldwide Hard Assets Fund.................    388  20.60     7,992     0.39%     N/A     23.95%
   Worldwide Real Estate Fund.................      8  21.88       175     1.27%     N/A     37.96%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............ 31,400   8.93   280,373     0.84%     N/A     17.04%
   Fidelity VIP Growth Portfolio.............. 24,896   6.58   163,923     0.13%     N/A      3.62%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio....... 30,598  11.01   336,855     0.18%     N/A     16.63%
Janus Aspen Series:
   International Growth Portfolio............. 37,410  17.28   646,460     0.92%     N/A     18.36%
   Growth Portfolio...........................    122  13.50     1,647     0.13%     N/A      4.33%
   Growth and Income Portfolio................  1,955  13.88    27,136     0.64%     N/A     11.94%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                 ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,478 $14.01  $160,779     2.55%     N/A     36.58%
   Growth and Income............................. 52,638  14.03   738,426     1.00%     N/A     31.85%
   Large Cap Value............................... 10,927  11.81   128,999     1.47%     N/A     23.62%
   Small Cap Equity.............................. 17,747  16.56   293,963      -- %     N/A     43.91%
   Large Cap Growth.............................. 36,465   9.01   328,561     0.11%     N/A     26.90%
   Intermediate Fixed Income..................... 22,763  13.41   305,271     5.16%     N/A      5.10%
   Mid Cap Equity................................ 18,040  15.78   284,586     0.18%     N/A     35.59%
   Money Market.................................. 49,548  11.72   580,725     0.65%     N/A      0.17%
   Global Fixed Income...........................  2,813  12.82    36,063      -- %     N/A      4.83%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     --     --        --     0.18%     N/A       N/A
   Large Cap Growth Fund.........................     --     --        --     0.14%     N/A       N/A
   Small Company Growth Fund.....................     --     --        --      -- %     N/A       N/A
   International Fund............................     --     --        --     2.69%     N/A       N/A
Conseco Series Trust:
   Balanced Portfolio............................      1  14.91         8      -- %     N/A     23.44%
   Equity Portfolio..............................  1,747  18.28    31,927     0.27%     N/A     37.21%
   Fixed Income Portfolio........................    116  13.69     1,582     4.64%     N/A      9.32%
The Alger American Fund:
   Growth Portfolio.............................. 38,967  10.21   397,794      -- %     N/A     35.21%
   Leveraged AllCap Portfolio.................... 37,135  11.67   433,278      -- %     N/A     34.73%
   MidCap Growth Portfolio....................... 39,670  15.77   625,650      -- %     N/A     47.81%
   Small Capitalization Portfolio................    820   8.71     7,143      -- %     N/A     42.39%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 68,385  10.69   730,797     1.37%     N/A     29.38%
   VP International Fund.........................  2,025  10.10    20,452     0.78%     N/A     24.51%
   VP Value Fund................................. 24,132  14.83   357,782     1.14%     N/A     28.92%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  1,426   8.66    12,343     0.11%     N/A     26.00%
Dreyfus Stock Index Fund......................... 75,063  10.13   760,328     1.76%     N/A     28.38%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................... 12,637   9.57   120,924     1.00%     N/A     23.47%
Federated Insurance Series:
   International Equity Fund II..................    206  11.14     2,297      -- %     N/A     32.28%
   Utility Fund II...............................     25   7.61       193     6.90%     N/A     21.04%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................... 10,009  10.04   100,523     8.98%     N/A     25.07%
   VIF--Core Equity Fund.........................  9,600  11.24   107,857     1.45%     N/A     22.66%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio................ 32,318  17.35   560,645      -- %     N/A     37.22%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                 ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003 (Concluded)
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio...............     45 $12.69  $    571     2.26%     N/A      2.04%
   Partners Portfolio............................    176  11.02     1,939     0.00%     N/A     35.08%
Strong Opportunity Fund II.......................  1,547  14.53    22,475     0.08%     N/A     37.06%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................  3,159  10.59    33,463      -- %     N/A     34.25%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...............    138  17.23     2,386     0.11%     N/A     54.16%
   Worldwide Hard Assets Fund....................    418  16.62     6,944     0.49%     N/A     45.03%
   Worldwide Real Estate Fund....................      9  15.86       149     2.23%     N/A     34.71%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............... 19,713   7.63   150,378     0.53%     N/A     43.12%
   Fidelity VIP Growth Portfolio................. 22,632   6.35   143,788     0.12%     N/A     32.64%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......... 22,129   9.44   208,914     0.32%     N/A     28.10%
Janus Aspen Series:
   International Growth Portfolio................ 33,849  14.60   494,080     1.24%     N/A     34.50%
   Growth Portfolio..............................    123  12.94     1,595     0.09%     N/A     22.05%
   Growth and Income Portfolio...................  2,371  12.40    29,404     0.98%     N/A     18.00%
Year ended December 31, 2002
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,496  10.26   117,903     3.94%     N/A    -13.48%
   Growth and Income............................. 42,915  10.64   456,717     0.90%     N/A    -18.29%
   Large Cap Value...............................  9,567   9.55    91,393     0.97%     N/A    -11.62%
   Small Cap Equity.............................. 14,253  11.51   164,065      -- %     N/A    -24.79%
   Large Cap Growth.............................. 32,695   7.10   232,139      -- %     N/A    -28.48%
   Intermediate Fixed Income..................... 16,791  12.76   214,252     5.14%     N/A      7.45%
   Mid Cap Equity................................ 16,421  11.64   191,058     0.26%     N/A    -13.51%
   Money Market.................................. 53,082  11.70   621,269     1.36%     N/A      1.47%
   Global Fixed Income...........................  2,213  12.23    27,061     3.82%     N/A      6.97%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    255   5.40     1,379      -- %     N/A    -39.65%
   Large Cap Growth Fund.........................  3,316   7.82    25,923     1.27%     N/A    -33.64%
   Small Company Growth Fund.....................  1,978   6.86    13,576      -- %     N/A    -49.26%
   International Fund............................ 43,551   7.62   332,083     3.70%     N/A    -21.31%
Conseco Series Trust:
   Balanced Portfolio............................    599  12.08     7,183     2.98%     N/A    -12.87%
   Equity Portfolio..............................  1,872  13.32    24,944     0.32%     N/A    -13.42%
   Fixed Income Portfolio........................    126  12.52     1,572     5.68%     N/A     -4.68%
The Alger American Fund:
   Growth Portfolio.............................. 35,092   7.55   265,061     0.04%     N/A     32.99%
   Leveraged AllCap Portfolio.................... 27,537   8.66   238,477     0.01%     N/A     33.91%
   Mid Cap Growth Portfolio...................... 30,158  10.67   322,342      -- %     N/A     29.54%
   Small Capitalization Portfolio................    881   6.12     5,394      -- %     N/A     26.22%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2002 (Concluded)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................. 60,713 $ 8.26  $501,650     0.86%     N/A    -19.37%
   VP International Fund......................  2,102   8.11    17,043     0.79%     N/A    -20.37%
   VP Value Fund.............................. 21,335  11.50   245,521     0.76%     N/A    -12.62%
Dreyfus Socially Responsible Growth Fund, Inc.  1,727   6.87    11,867     0.19%     N/A    -28.94%
Dreyfus Stock Index Fund...................... 57,127   7.89   450,851     1.41%     N/A    -22.36%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................ 11,389   7.75    88,238     1.07%     N/A    -22.61%
Federated Insurance Series:
   International Equity Fund II...............    278   8.42     2,338      -- %     N/A    -23.11%
   Utility Fund II............................     40   6.29       250     9.89%     N/A     24.48%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................  5,337   8.03    42,869    18.53%     N/A     -1.30%
   VIF--Core Equity Fund......................  7,559   9.16    69,285     2.31%     N/A    -19.11%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............. 29,379  12.64   371,434      -- %     N/A     17.68%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............     62  12.44       767     8.39%     N/A      5.34%
   Partners Portfolio.........................    187   8.16     1,523     0.69%     N/A    -24.14%
Strong Opportunity Fund II....................  1,634  10.60    17,333     0.35%     N/A    -26.82%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................  3,611   7.89    28,500      -- %     N/A    -37.55%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............    160  11.18     1,788     0.25%     N/A     -3.02%
   Worldwide Hard Assets Fund.................    467  11.46     5,352     0.99%     N/A     -2.85%
   Worldwide Real Estate Fund.................     12  11.77       137     7.74%     N/A     -4.48%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............ 15,313   5.33    81,663     0.50%     N/A    -20.46%
   Fidelity VIP Growth Portfolio.............. 19,715   4.79    94,597     0.12%     N/A    -30.30%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio....... 16,847   7.37   124,260     0.32%     N/A     -9.60%
Year ended December 31, 2001
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................  5,066  11.85    60,050    10.56%     N/A      3.54%
   Growth and Income.......................... 21,920  13.02   285,467     0.73%     N/A     -6.58%
   Large Cap Value............................ 11,799  10.81   127,531     1.39%     N/A     -1.59%
   Small Cap Equity...........................  9,176  15.31   140,432     0.00%     N/A     -9.72%
   Large Cap Growth........................... 33,026   9.93   327,858     0.00%     N/A    -24.56%
   Intermediate Fixed Income.................. 11,514  11.88   136,731     6.28%     N/A      7.21%
   Mid Cap Equity............................. 14,902  13.45   200,458     0.30%     N/A     -2.70%
   Money Market............................... 26,657  11.53   307,429     3.46%     N/A      3.77%
   Global Fixed Income........................    468  11.43     5,352     8.29%     N/A      4.42%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                 ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2001 (Continued)
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    395 $ 8.95  $  3,540     0.00%     N/A    -32.51%
   Large Cap Growth Fund.........................  3,882  11.78    45,729     0.41%     N/A    -25.26%
   Small Company Growth Fund.....................  1,658  13.53    22,425     0.00%     N/A    -33.47%
   International Fund............................ 33,523   9.69   324,787     1.12%     N/A    -20.27%
Conseco Series Trust:
   Balanced Portfolio............................    963  13.86    13,348     3.15%     N/A     -6.60%
   Equity Portfolio..............................  2,314  15.39    35,614     0.38%     N/A    -10.30%
   Fixed Income Portfolio........................    234  11.96     2,795     5.92%     N/A      8.84%
   Government Securities Portfolio...............    100  11.55     1,153     4.59%     N/A      6.13%
The Alger American Fund:
   Growth Portfolio.............................. 25,541  11.27   287,887     0.23%     N/A    -11.81%
   Leveraged AllCap Portfolio.................... 14,962  13.10   196,061     0.00%     N/A    -15.93%
   MidCap Growth Portfolio....................... 13,185  15.15   199,697     0.00%     N/A     -6.52%
   Small Capitalization Portfolio................    972   8.30     8,066     0.05%     N/A    -29.51%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 35,812  10.25   366,944     0.84%     N/A     -8.35%
   VP International Fund.........................  2,199  10.18    22,395     0.10%     N/A    -29.17%
   VP Value Fund................................. 11,043  13.16   145,294     0.85%     N/A     12.82%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  2,437   9.67    23,560     0.06%     N/A    -22.57%
Dreyfus Stock Index Fund......................... 41,161  10.16   418,358     1.15%     N/A    -12.18%
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio...................  4,768  10.01    47,725     0.39%     N/A    -13.27%
   International Value Portfolio.................    101  10.92     1,105     0.78%     N/A    -13.22%
Federated Insurance Series:
   High--Income Bond Fund II.....................    100   9.41       943    19.40%     N/A      1.38%
   International Equity Fund II..................    435  10.90     4,737     0.00%     N/A    -29.42%
   Utility Fund II...............................    148   8.28     1,221     3.36%     N/A    -13.72%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund..........................  1,163   8.14     9,464     0.00%     N/A    -14.93%
   VIF--Core Equity Fund.........................  3,048  11.33    34,534     0.00%     N/A     -8.97%
Lazard Retirement Series, Inc.:
   Retirement Equity Portfolio...................    100  10.46     1,047     0.45%     N/A     -7.46%
   Retirement Small Cap Portfolio................ 15,348  15.36   235,695     0.08%     N/A     18.62%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...............    189  11.80     2,235     6.32%     N/A      8.78%
   Partners Portfolio............................    301  10.76     3,236     0.60%     N/A     -2.83%
Strong Opportunity Fund II.......................  2,153  14.49    31,194     0.43%     N/A     -3.70%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................  4,342  12.64    54,872     0.00%     N/A    -30.77%

                          RBC VARIABLE LIFE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6. Unit Fair Values (Concluded)

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2001 (Concluded)
Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund........................    100 $ 9.05  $   901      4.35%     N/A     -5.09%
   Worldwide Emerging Markets Fund............    281  11.51    3,230      0.00%     N/A     -1.81%
   Worldwide Hard Assets Fund.................    640  11.79    7,547      1.24%     N/A    -10.45%
   Worldwide Real Estate Fund.................    117  12.33    1,437      2.67%     N/A      5.34%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  5,966   6.70   40,001      4.29%     N/A    -21.20%
   Fidelity VIP Growth Portfolio.............. 10,957   6.88   75,354      0.02%     N/A    -17.87%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......  3,479   8.15   28,341      0.17%     N/A    -12.47%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
 **The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded. There are no charges that result in a direct reduction to unit values.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

7. Subsequent Events

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of Liberty Life Insurance Company into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                                  * * * * * *

                  Business Men's Assurance Company of America

            Statutory-Basis Financial Statements as of and for the
                    Years Ended December 31, 2005 and 2004,
                       and Independent Auditors' Report

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of and for the Years Ended December 31, 2005 and 2004:

 Statements of Admitted Assets, Liabilities, and Surplus......................................  F-2-F-3

 Statements of Income.........................................................................      F-4

 Statements of Changes in Capital and Surplus.................................................      F-5

 Statements of Cash Flows.....................................................................  F-6-F-7

 Notes to Financial Statements................................................................ F-8-F-36

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Business Men's Assurance Company of America
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Business Men's Assurance Company of America (the "Company") as of December 31, 2005 and 2004, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 or 2004, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Charlotte, North Carolina
May 1, 2006

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                                (In Thousands)

                                                                                             2005       2004
                                                                                          ---------- ----------
ADMITTED ASSETS
   Cash and Investments:
       Bonds, principally at amortized cost (statutory market value, $1,707,110 in
         2005 and $1,506,037 in 2004).................................................... $1,722,361 $1,489,433
       Preferred stocks, principally at amortized cost (statutory market value, $471
         in 2005 and $459 in 2004).......................................................        251        251
       Common stocks, at market (cost, $14,622 in 2005 and $15,805 in 2004)..............     15,076     17,878
       Mortgage loans on real estate.....................................................    400,293    399,261
       Contract loans....................................................................     47,117     50,073
       Cash..............................................................................      8,111      9,804
       Short-term investments............................................................     50,336     94,812
       Other invested assets.............................................................     22,847     23,360
       Receivables for securities........................................................         55        287
                                                                                          ---------- ----------
              Total cash and investments.................................................  2,266,447  2,085,159
   Premiums and other considerations due--deferred and uncollected.......................        381        496
   Investment income due and accrued.....................................................     17,018     15,940
   Other assets--primarily amounts recoverable from reinsurers and affiliates and
     guaranty funds receivable...........................................................      2,242      1,483
   Current federal income tax recoverable................................................         --      4,536
   Net deferred tax asset................................................................     10,612      4,624
   Separate account assets...............................................................     35,152     43,280
                                                                                          ---------- ----------
TOTAL.................................................................................... $2,331,852 $2,155,518
                                                                                          ========== ==========

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                       (In Thousands, Except Share Data)

                                                                                          2005        2004
                                                                                       ----------  ----------
LIABILITIES AND CAPITAL AND SURPLUS
   Liabilities:
       Aggregate reserves:
          Life and annuity............................................................ $2,048,487  $1,871,843
          Health......................................................................        261         267
       Deposit-type contracts.........................................................     18,920      15,760
       Policy and contract claims--life and annuity...................................      4,368       3,077
       Other policyholders' funds.....................................................        502         651
       General expenses and taxes due or accrued......................................      9,431       9,578
       Net transfers to separate accounts due or accrued..............................     (5,411)     (5,340)
       Payable to affiliate...........................................................      2,524       1,711
       Current federal income taxes payable...........................................      6,809          --
       Other liabilities, including commissions.......................................     37,261      40,300
       Asset valuation reserve........................................................     14,346      17,629
       Interest maintenance reserve...................................................      6,063      10,367
       Separate account liabilities...................................................     35,152      43,280
                                                                                       ----------  ----------
              Total liabilities.......................................................  2,178,713   2,009,123

   Capital and Surplus:
       Preferred stock, $1 par value per share; authorized 3,000,000 shares, none issued and outstanding.......................................................
       Common stock, $1 par value per share; authorized 24,000,000 shares,
         5,114,112 shares issued and outstanding at December 31, 2005 and
         2004.........................................................................      5,114       5,114
       Paid-in surplus................................................................     70,000      70,000
       Unassigned surplus.............................................................     78,025      71,281
                                                                                       ----------  ----------
              Total capital and surplus...............................................    153,139     146,395
                                                                                       ----------  ----------
TOTAL................................................................................. $2,331,852  $2,155,518
                                                                                       ==========  ==========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                        2005      2004
                                                                                      --------  --------
INCOME:
   Premiums and annuity considerations............................................... $386,652  $367,753
   Consideration for supplementary contracts with life contingencies.................       --       202
   Commissions and expense allowances on reinsurance ceded...........................    4,441    10,375
   Net investment income.............................................................  122,399   110,561
   Amortization of interest maintenance reserve......................................    2,044     3,646
   Miscellaneous income..............................................................    1,792     9,439
                                                                                      --------  --------
          Total income...............................................................  517,328   501,976
                                                                                      --------  --------
BENEFITS AND OTHER DEDUCTIONS:
   Death benefits....................................................................   24,074    25,306
   Matured endowments................................................................      776       421
   Annuity benefits..................................................................   34,874    29,172
   Disability benefits and benefits under accident and health policies...............       25        25
   Surrender benefits and other fund withdrawals.....................................  214,117   253,702
   Interest on policy and contract funds.............................................    1,280     1,021
   Payments on supplementary contracts with life contingencies.......................      282     2,282
   Increase in aggregate reserves for life and accident and health policies..........  169,177   146,974
   Commissions.......................................................................   38,374    41,990
   General insurance expenses........................................................   19,783    21,605
   Taxes, licenses and fees..........................................................    1,950     1,861
   Increase (decrease) in loading and cost of collection on deferred and uncollected
     premiums........................................................................       13        (6)
   Dividends to policyholders........................................................      234       214
   Net transfers from separate accounts..............................................  (10,686)  (43,987)
                                                                                      --------  --------
          Total benefits and other deductions........................................  494,273   480,580
                                                                                      --------  --------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET
  REALIZED CAPITAL GAINS (LOSSES)....................................................   23,055    21,396
FEDERAL INCOME TAXES.................................................................    8,403     1,671
                                                                                      --------  --------
NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS
  (LOSSES)...........................................................................   14,652    19,725
NET REALIZED CAPITAL GAINS (LOSSES), net of tax benefit of $1,043 and $0, excluding tax benefit transferred to IMR of $28 and $0 and transfers to IMR of
  $(2,260) and $(3,439) in 2005 and 2004, respectively...............................      669    (5,427)
                                                                                      --------  --------
NET INCOME........................................................................... $ 15,321  $ 14,298
                                                                                      ========  ========

                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                           2005      2004
                                                                         --------  --------
CAPITAL AND SURPLUS AT BEGINNING OF YEAR................................ $146,395  $136,101
   Changes in capital and surplus:
       Net income.......................................................   15,321    14,298
       Change in net unrealized capital gains...........................   (1,052)    2,415
       Decrease in deferred income tax..................................    2,616       356
       Decrease in nonadmitted assets...................................    3,869       110
       Increase in reserve on account of change in valuation basis......   (7,461)       --
       Decrease in asset valuation reserve..............................    3,283     1,067
       Dividends to stockholder.........................................   (9,500)       --
       Decrease in surplus as a result of reinsurance...................     (332)   (7,952)
                                                                         --------  --------
              Net change in capital and surplus for the year............    6,744    10,294
                                                                         --------  --------
TOTAL CAPITAL AND SURPLUS AT END OF YEAR................................ $153,139  $146,395
                                                                         ========  ========




                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                   2005       2004
                                                                                ---------  ---------
OPERATING ACTIVITIES:
 Cash received from operations:
     Premiums and annuity considerations....................................... $ 386,109  $ 367,829
     Commissions and expense allowances on reinsurance ceded...................     4,700     10,375
     Investment income received................................................   121,647    109,232
     Other income received.....................................................     1,516      1,334
                                                                                ---------  ---------
       Total cash received from operations.....................................   513,972    488,770

 Cash disbursed from operations:
     Life and health claims paid...............................................    23,069     29,160
     Surrender benefits paid...................................................   214,117    253,702
     Other benefits to policyholders...........................................    35,687     31,841
     Commissions and other expenses paid.......................................    60,170     64,661
     Transfer from separate accounts...........................................   (10,615)   (55,209)
     Dividends to policyholders paid...........................................        53        211
     Federal income taxes recovered--net of tax on capital gains...............    (3,963)   (13,587)
                                                                                ---------  ---------
       Total cash disbursed from operations....................................   318,518    310,779
                                                                                ---------  ---------
              Net cash provided by operating activities........................   195,454    177,991

INVESTING ACTIVITIES:
 Proceeds from investments sold, matured, or repaid:
     Bonds.....................................................................   190,268    416,428
     Stocks....................................................................    18,582      8,687
     Mortgage loans............................................................    73,452     94,590
     Other invested assets.....................................................    13,820      2,820
                                                                                ---------  ---------
              Net proceeds from investments sold, matured or repaid............   296,122    522,525
                                                                                ---------  ---------
 Cost of investments acquired:
     Bonds.....................................................................   425,965    626,620
     Stocks....................................................................    18,038      3,461
     Mortgage loans............................................................    74,284     66,595
     Other invested assets.....................................................    16,864      1,096
                                                                                ---------  ---------
       Total cost of investments acquired......................................   535,151    697,772
 Net decrease in contract loans and other notes................................     2,956        786
                                                                                ---------  ---------
              Net cash used in investing activities............................  (236,073)  (174,461)

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                    2005      2004
                                                                                  --------  --------

FINANCING AND MISCELLANEOUS ACTIVITIES:
 Dividends to stockholders....................................................... $ (9,500) $     --
 Net deposits (withdrawals) on deposit-type funds................................    2,654      (331)
 Other applications--net.........................................................    1,296      (181)
                                                                                  --------  --------
              Net cash used in financing and miscellaneous activities............   (5,550)     (512)
                                                                                  --------  --------
NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS.......................  (46,169)    3,018

CASH AND SHORT-TERM INVESTMENTS:
 Beginning of year...............................................................  104,616   101,598
                                                                                  --------  --------
 End of year..................................................................... $ 58,447  $104,616
                                                                                  ========  ========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the Years ended December 31, 2005 and 2004

1. Nature of Operations

  Organization

   Business Men's Assurance Company of America (the "Company") is a South Carolina-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products primarily distributed through a nationwide network of general agencies and independent brokers. The Royal Bank of Canada ("RBC"), a Canadian financial services company, is the ultimate parent company. The Company is directly owned by Liberty Life Insurance Company ("LLIC"), a South Carolina-domiciled life insurance company.

2. Significant Accounting Policies

  Basis of Presentation

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The most significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating. For GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues equity indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. This net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2005 and 2004 was approximately $6,063,000 and $10,367,000, respectively. Realized capital gains and losses are reported in income net of tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

   Policy Acquisition Costs--The costs of acquiring and renewing business (such as first year commissions and certain underwriting and issue expenses) are charged to expense when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets designated as "nonadmitted," principally agents' debit balances, bills receivable, capitalized software and furniture and equipment are excluded from the statutory financial statements. Changes therein are charged or credited directly to unassigned surplus.

   Premiums--Revenues for universal life and interest sensitive policies consist of premiums rather than policy charges.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the South Carolina Department of Insurance rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Participating Policies and Policyholder Dividends--The Company has in-force individual life participating contracts but does not presently issue any participating business. For the year ended December 31, 2005, premiums under individual life participating policies were approximately $46,000, or 0.14% of total individual life premiums earned. The Company paid dividends in the amount of approximately $243,000 to policyholders. Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross, as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus.

   Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--NAIC Statutory Accounting Principles require an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets."

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--NAIC Statutory Accounting Principles allow the Company's guaranteed investment contracts ("GIC") to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account.

   The Company previously presented its 2004 financial statements on a GAAP basis. For 2005, the Company reports on a statutory basis and does not prepare GAAP financial statements. Following is a reconciliation of the primary differences between statutory capital and surplus and the GAAP financial statements equity, as reported, at December 31, 2004 (in thousands):

             Statutory capital and surplus as reported.. $146,395
             Invested asset valuation differences.......   31,851
             Asset valuation reserve....................   17,629
             Interest maintenance reserve...............   10,367
             Reserving methodology differences..........  (16,082)
             Deferral of acquisition costs..............   44,069
             Value of business acquired.................   38,285
             Non-admitted assets........................   42,619
             Other......................................   (6,645)
             Taxes......................................  (35,400)
                                                         --------
             Stockholder's equity per US GAAP statements $273,088
                                                         ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Following is a reconciliation of the primary differences between the Company's statutory and GAAP net income, as reported, for the year ended December 31, 2004 (in thousands):

              Net income per statutory statements....... $ 14,298
              Invested asset valuation differences......  (19,294)
              Reserving methodology differences.........   (4,218)
              Deferral of acquisition costs.............   29,698
              Amortization of value of business acquired   (5,387)
              Taxes.....................................   (3,085)
              Other.....................................      774
                                                         --------
              Net income per US GAAP statements......... $ 12,786
                                                         ========

   Other significant accounting practices include:

  Use of Estimates

   The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation of infrequently traded securities and private placements, policy liabilities, and pension plans.

  Investments

   Bonds, preferred stocks, common stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multi-class mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Preferred stocks are valued at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairment.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and non-redeemable preferred stocks are credited or charged directly to unassigned surplus, except for those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statement of operations and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 4 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly traded securities. These fair values are different than the market values specified by the SVO and as reported in the Company's annual filing with the NAIC.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. No amount of investment income due and accrued was excluded from surplus at December 31, 2005 or 2004.

  Furniture and Equipment

   Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $54,000 in 2005 and $80,000 in 2004.

  Premiums and Related Expenses

   Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   There were no direct premiums written through managing agents or third-party administrators during 2005 or 2004.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

  Aggregate Reserves

   Aggregate reserves for life insurance policies have been computed utilizing the net level and Commissioners Reserve Valuation Methods ("CRVM") based on assumptions regarding investment yields and mortality which were allowed by the South Carolina Department of Insurance at the time the policies were issued. The effect of

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA the use of a CRVM reserve basis is to partially offset the effect of immediately charging to expense acquisition costs by providing a policy reserve increase in the first policy year, which is less than the reserve increase in renewal years. Mortality assumptions for life contracts are based primarily on the 1941, 1958 and 1980 CSO Tables with interest assumptions varying from 2.25% to 6.0%. Annuity reserves are established with interest rate assumptions ranging from 2.0% to 9.0%.

   The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium or mortality cost for the period beyond the date of death. Surrender values in excess of legally computed reserves are included in aggregate reserves.

   When extra premiums are charged, the Company holds an additional reserve equal to 50% of the extra gross premium.

   As of December 31, 2005 and 2004, the Company had approximately $114.7 and $117.7 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of South Carolina. Reserves to cover this premium deficiency totaled approximately $1,101,000 and $1,176,000 at December 31, 2005 and 2004, respectively.

   Tabular interest and tabular less actual reserve released have been determined by formula. Tabular cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular interest on deposit-type contracts is the amount actually credited or accrued to the funds.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of the valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

  Benefits Paid or Provided

   Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

  Claims and Claim Adjustment Expenses

   Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2005 and 2004. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model
Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

  Reinsurance

   Reinsurance premiums, claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

  Separate Accounts

   Separate accounts arise from three lines of business--variable annuities, variable universal life, and insured GICs. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income. Separate account assets and liabilities for the variable lines of business totaled $30,485,000 and $29,612,000 at December 31, 2005 and 2004, respectively.

   The assets of the GIC line of business are maintained at an amount equal to the related liabilities. The assets related to the GIC line of business include bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product are included in the accompanying statements of income. Separate account assets and liabilities for the GIC line of business totaled $4,667,000 and $13,668,000 at December 31, 2005 and 2004, respectively.

  Asset Valuation Reserve and Interest Maintenance Reserve

   The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Guaranty Fund Assessments

   Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based.

  Concentrations of Credit Risk

   Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

  Vulnerability due to Certain Concentrations

   The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

  Postretirement Benefits

   The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 9 for further disclosures with respect to postretirement benefits other than pensions.

  Accounting Changes

   During 2005, the Company changed various bases of valuation related to its reserves for life contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported an increase in reserve on account of a change in valuation basis of $7,461,000 which resulted in a decrease to unassigned surplus.

3. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The Company declared and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA paid a dividend of $9,500,000 during 2005 which was less than the maximum allowed of $19,725,000. No dividends were declared or paid during 2004. The maximum dividend that the Company could pay during 2006 without prior approval of the Director of Insurance is $15,314,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2005. Life and health insurance companies are subject to certain Risk-Based Capital requirements as specified by the NAIC. Under those requirements, the minimum amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005 and 2004, the Company met the minimum capital requirements for Risk-Based Capital and requirements for its state of domicile.

   A portion of unassigned surplus is represented by or has been increased (reduced) by the following items:

                                               December 31
                                           ------------------
                                             2005      2004
                                           --------  --------
                                             (In Thousands)
                  Unrealized gains........ $  6,607  $  7,659
                  Nonadmitted asset values  (37,735)  (41,604)
                  Asset valuation reserve.  (14,346)  (17,629)

4. Investment Operations

   The amortized cost and the estimated fair value of investments in fixed maturity securities as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                                                               2005
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  254,119  $   184    $ (4,792) $  249,511
Obligations of states and political subdivisions...........      2,874      140          --       3,014
Corporate securities.......................................    691,099    7,152      (9,236)    689,015
Mortgage-backed securities.................................    774,269    3,596     (12,295)    765,570
                                                            ----------  -------    --------  ----------
Total bonds................................................ $1,722,361  $11,072    $(26,323) $1,707,110
                                                            ==========  =======    ========  ==========

                                                                               2004
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  187,847  $ 2,163    $   (44)  $  189,966
Obligations of states and political subdivisions...........      6,201      303         --        6,504
Corporate securities.......................................    724,253   16,017     (4,534)     735,736
Mortgage-backed securities.................................    571,132    7,068     (4,369)     573,831
                                                            ----------  -------    -------   ----------
Total bonds................................................ $1,489,433  $25,551    $(8,947)  $1,506,037
                                                            ==========  =======    =======   ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   At December 31, 2005, summary of the invested assets owned by the Company in an unrealized loss position is as follows:

                                  Less Than 12 Months           Greater Than 12 Months                  Total
                             ------------------------------ ------------------------------ --------------------------------
                             Number of   Fair    Unrealized Number of   Fair    Unrealized Number of    Fair     Unrealized
                             Securities  Value     Losses   Securities  Value     Losses   Securities   Value      Losses
                             ---------- -------- ---------- ---------- -------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations
   and directed
   obligations of U.S.
   government
   agencies.................     40     $186,817  $ 3,270        6     $ 46,348   $1,522       46     $  233,165  $ 4,792
  Corporate securities......     75      268,879    6,022       20       59,351    3,213       95        328,230    9,235
  Mortgage-backed
   securities...............     88      451,119    8,016       19       88,396    4,279      107        539,515   12,295
  Equity securities.........      1        1,376       49       --           --       --        1          1,376       49
                                ---     --------  -------       --     --------   ------      ---     ----------  -------
Total.......................    204     $908,191  $17,357       45     $194,095   $9,014      249     $1,102,286  $26,371
                                ===     ========  =======       ==     ========   ======      ===     ==========  =======

  U.S. Treasury Obligations

   The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Mortgage-Backed Securities

   The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flows of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities will not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   All of the unrealized losses on the Company's investment in corporate mortgage-backed securities are represented by bonds with a market value of less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Corporate Bonds

   Of the $9,235,000 in unrealized losses on investments in corporate bonds, 69% is represented by bonds with a market value less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The remainder of the Company's portfolio of corporate bonds in an unrealized loss position have a market value between 5% and 10% below amortized cost. The market value of these bonds is $44,624,000, which is comprised of 14 securities. Each of these bonds and the bonds' issuers have received favorable credit ratings from nationally recognized rating agencies. The Company has the intent and ability to hold these investments until a recovery of fair value, which may be at maturity. Therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   The amortized cost and estimated fair value of bonds and mandatorily redeemable preferred stock at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities' underlying mortgages are subject to pre-payment.

                                                       2005
                                               ---------------------
                                               Estimated
                                               Amortized
                                                 Cost     Fair Value
                                               ---------- ----------
            Due in 1 year or less............. $   69,240 $   69,478
            Due after 1 year through 5 years..     95,983     95,715
            Due after 5 years through 10 years    366,943    363,610
            Due after 10 years................    363,305    360,698
                                               ---------- ----------
               Total..........................    895,471    889,501
            Mortgage-backed securities........    826,928    817,681
                                               ---------- ----------
            Total debt securities............. $1,722,399 $1,707,182
                                               ========== ==========

   Bonds, mortgage loans, preferred stocks and common stocks aggregating $7,811,000 and $7,789,000 were on deposit with regulatory authorities at December 31, 2005 and 2004, respectively.

   Unrealized gains and losses on investments in common stock are reported directly in surplus and do not affect operations. Preferred stocks are reported at cost. The gross unrealized gains and losses on, and the cost and estimated market value of, those investments as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                       Gross      Gross    Estimated
                                     Unrealized Unrealized   Fair
                              Cost     Gains      Losses     Value
                             ------- ---------- ---------- ---------
           December 31, 2005
           Preferred stocks. $   251   $  220      $ --     $   471
           Common stocks....  14,622      503       (49)     15,076
                             -------   ------      ----     -------
           Total............ $14,873   $  723      $(49)    $15,547
                             =======   ======      ====     =======
           December 31, 2004
           Preferred stocks. $   251   $  208      $ --     $   459
           Common stocks....  15,805    2,073        --      17,878
                             -------   ------      ----     -------
           Total............ $16,056   $2,281      $ --     $18,337
                             =======   ======      ====     =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Net realized gains (losses) on investments for the years ended December 31, 2005 and 2004, are summarized below:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In Thousands)
       Year Ended December 31, 2005:
       Bonds.................................   $164   $(2,452) $(2,288)
       Common stocks.........................    187      (826)    (639)
       Other.................................    568      (303)     265
                                                ----   -------  -------
                                                $919   $(3,581)  (2,662)
                                                ====   =======
       Capital gains tax.....................                     1,071
                                                                -------
       Net realized capital losses...........                    (1,591)
       Transfer to IMR.......................                     2,260
                                                                -------
       Net realized capital gains--net of IMR                   $   669
                                                                =======

                                                                   Net
                                                Gross    Gross   Realized
                                               Realized Realized  Gains
                                                Gains    Losses  (Losses)
                                               -------- -------- --------
                                                     (In Thousands)
       Year Ended December 31, 2004:
       Bonds..................................   $349   $(8,367) $(8,018)
       Common stocks..........................     36      (495)    (459)
       Other..................................     10      (399)    (389)
                                                 ----   -------  -------
                                                 $395   $(9,261)  (8,866)
                                                 ====   =======
       Transfer to IMR........................                     3,439
                                                                 -------
       Net realized capital losses--net of IMR                   $(5,427)
                                                                 =======

   Proceeds from the sales of investments in bonds during 2005 and 2004 were $34,928,000 and $207,050,000, respectively. Gross gains of $21,000 and
$342,000, and gross losses of $997,000 and $6,063,000 were realized on those sales, respectively. During 2005 and 2004, the Company did not recognize any losses related to other-than-temporary declines in market value on its investments.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2005 and 2004 are as follows (in thousands):

                                                  2005      2004
                                                --------  --------
            State:
               Florida......................... $ 35,884  $ 36,496
               Missouri........................   34,670    38,129
               Utah............................   32,141    32,949
               Oklahoma........................   31,871    33,372
               Ohio............................   28,058    16,812
               Texas...........................   25,064    29,106
               California......................   16,131    19,309
               South Carolina..................   15,189        --
               Nevada..........................   13,678    17,975
               Other...........................  167,607   175,113
                                                --------  --------
                                                $400,293  $399,261
                                                ========  ========
            Percentage of total admitted assets       17%       19%

   The maximum and minimum lending rates for mortgage loans were 7.25% and 6.00%, respectively, during 2005 and 6.75% and 5.75% during 2004. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2005 and 2004, the Company held no mortgages with interest 180 days past due. There were no prior liens on investments in mortgages at December 31, 2005 and 2004. All properties covered by mortgage loans have fire insurance at least equal to the loan excess over the maximum loan that would be allowed on the land without the building. There was no non-admitted accrued investment income at December 31, 2005 and 2004.

   During 2005, the Company reduced interest rates on 10 mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of $1,067,686 by .815%, one loan of $2,150,884 by 1.00%, one loan of $2,837,778 by 1.150%, two loans of $3,047,852 by 1.750%, one loan of
$1,317,782 by 1.850%, one loan of $1,768,760 by 1.875%, one loan of $987,376 by
1.900%, one loan of $2,076,052 by 2.250%, and one loan of $615,423 by 2.625%.
During 2004, the Company reduced interest rates on 23 mortgage loans. The December 31, 2004 principal balances and interest rate reductions are as follows: one loan of $1,685,000 by .50%, three loans of $1,249,000 by .75%, two loans of $1,535,000 by 1.00%, one loan of $2,237,000 by 1.125%, one loan of
$1,247,000 by 1.255%, one loan of $1,683,000 by 1.35%, one loan of $1,149,000 by 1.375%, four loans of $6,430,000 by 1.50%, one loan of $1,611,000 by 1.585%, two loans of $2,663,000 by 1.625%, two loans of $1,589,000 by 1.75%, one loan of $656,000 by 1.875%, one loan of $2,415,000 by 2.00% and two loans of
$2,044,000 by 2.375%.

   During 2005 and 2004, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Set forth below is a summary of consolidated net investment income for the years ended December 31, 2005 and 2004 (in thousands):

                                                 2005     2004
                                               -------- --------
               Bonds.......................... $ 84,602 $ 73,946
               Preferred stocks...............       26       21
               Common stocks..................    3,496      318
               Mortgage loans on real estate..   29,107   33,026
               Contract loans.................    2,571    3,010
               Cash and short-term investments    3,494      895
               Other..........................      930    1,094
                                               -------- --------
                                                124,226  112,310
               Less investment expenses.......    1,827    1,749
                                               -------- --------
               Net investment income.......... $122,399 $110,561
                                               ======== ========

5. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                             2005                  2004
                                     --------------------- ---------------------
                                      Carrying  Estimated   Carrying  Estimated
                                       Value    Fair Value   Value    Fair Value
                                     ---------- ---------- ---------- ----------
Guaranteed investment contracts..... $   65,978 $   66,460 $  122,005 $  124,362
Flexible and single-premium deferred
  annuities.........................  1,355,218  1,254,652  1,113,935  1,078,768
Separate accounts...................     19,183     19,010     29,445     29,341
                                     ---------- ---------- ---------- ----------
Total investment-type insurance
  contracts......................... $1,440,379 $1,340,122 $1,265,385 $1,232,471
                                     ========== ========== ========== ==========

   Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

6. Reinsurance

   The Company does not actively solicit reinsurance from other companies. However, the Company does assume business from certain insurance companies and ceded this business to Generali Life Reassurance Co. ("Generali") under an Assumption and Coinsurance Agreement. Under terms of this agreement, the Company paid $251.5 million to transfer the net liabilities related to all of its in-force reinsurance business in May 2003, resulting in an after tax gain of $82.8 million. As the business is novated, effectively releasing the Company from any credit risks, a portion of the initial gain on the transaction is recognized. The Company recognized $332,000 and $7,953,000 during the years ended December 31, 2005 and 2004, respectively, in miscelleneous income in the accompanying Statements of Income--Statutory Basis.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The effect of reinsurance on premiums earned for the years ended December 31, 2005 and 2004, is as follows (in thousands):

                                      2005      2004
                                    --------  --------
                        Direct..... $408,867  $383,499
                        Assumed....   20,752    32,131
                        Ceded......  (42,967)  (47,877)
                                    --------  --------
                        Net premium $386,652  $367,753
                                    ========  ========

   The Company reinsures with other companies portions of the life insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. At December 31, 2005, the Company ceded $123,615,000 of policy and claim reserves to Generali, the insurer to which all assumed business is retroceded. The Company remains contingently liable with respect to all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   As of December 31, 2005 and 2004, the Company had ceded to other life insurance companies individual and group life insurance in force of approximately $9.6 billion and $10.4 billion, respectively. The liabilities for aggregate reserves for life policies, accident and health policies, and for policy and contract claims at December 31, 2005 were reduced by $144,032,000, $37,818,000 and $5,429,000, respectively, and $128,574,000, $39,213,000 and
$6,616,000, respectively, at December 31, 2004 for estimated recoveries under reinsurance treaties. During 2005 and 2004, the Company ceded benefits and reserve increases of $17,384,000 and $22,089,000, respectively, to other insurers.

7. Commitments and Contingencies

   The Company has a lease agreement for a marketing and sales office in Kansas City, Missouri, and a lease for office equipment. The office lease contains two optional five-year renewal terms. Rental expense amounted to $336,000 and $417,000 for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2005, the minimum future payments under these leases for each of the next five years are as follows (in thousands):

                          Years Ended December 31
                          2006................... $368
                          2007...................  385
                          2008...................  189
                          2009...................   --
                          2010...................   --
                                                  ----
                          Total.................. $942
                                                  ====

   Total outstanding commitments to fund mortgage loans at December 31, 2005 and 2004, were $2,781,000 and $15,150,000, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2005 and 2004, the Company accrued $1,124,000 and $653,000, respectively, for guaranty fund assessments. At December 31, 2005 and 2004, a related asset of $729,000 and $480,000, respectively, was recorded to approximate future reductions in premium taxes in certain states. The net liability for guarantee fund assessments increased by $190,000 for the year ended December 31, 2005 and decreased by $19,000 during the year ended December 31, 2004.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2005 and 2004, the Company accrued $92,000 and $106,000, respectively, which it believes is sufficient to cover any future liabilities related to this remediation.

   The Company is a party to certain claims and legal actions arising in the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

8. Federal Income Taxes

   The Company's tax return is consolidated with LLIC. The method of allocation between the two companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses utilized in the consolidated return. Intercompany tax balances are settled quarterly.

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $77.6 million at December 31, 2005. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on dividend distributions from PSA's and reversed the order of distributions so that dividends may first be made from the PSA rather than the shareholder surplus account. The Company made a $9.5 million tax-free dividend distribution from the PSA account in 2005 and is currently analyzing the feasibility of taking further advantage of this tax law given regulatory capital and treasury restraints. Should the Company not be able to distribute the remainder of the PSA during the two-year suspension period, the account would be taxable at regular corporate rates when distributed to stockholders. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $27 million.

   Earnings taxed on a current basis are accumulated in a stockholder's surplus account and can be distributed to stockholders without tax. The stockholder's surplus amounted to approximately $76.1 million at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Among the more significant book to tax adjustments for 2005, excluding capital gains (losses) were the following (in thousands):

                                                    December 31, December 31,
                                                        2005         2004
                                                    ------------ ------------
  Income tax at statutory rate.....................   $ 7,928      $ 5,589
  IMR..............................................    (1,506)      (2,480)
  Retirement plan..................................        64         (556)
  Adjustments to prior year tax estimates..........       (78)       1,705
  Deferred ceding commission amortization..........      (116)      (2,784)
  Statutory change in reserve--equity adjustment...    (2,611)          --
  Other............................................       662          100
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======
  Federal and foreign income tax incurred..........   $ 7,332      $ 1,671
  Change in net deferred income taxes on operations    (2,989)         (97)
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======

   Federal income taxes incurred during the years ended December 31, 2005 and 2004, consist of the following major components:

                                                  2005    2004
                                                -------  ------
                 Current year expense.......... $ 8,293  $1,574
                 Prior year under accrual......     110      97
                                                -------  ------
                                                  8,403   1,671
                 Less capital gains tax benefit  (1,071)     --
                                                -------  ------
                 Federal income tax expense.... $ 7,332  $1,671
                                                =======  ======

   The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 2005 and 2004, are as follows (in thousands):

                                                                 2005     2004   Change
                                                               -------  -------  ------
Total deferred tax assets..................................... $39,313  $36,534  $2,779
Total deferred tax liabilities................................   1,416    1,820    (404)
                                                               -------  -------  ------
Net deferred tax assets....................................... $37,897  $34,714  $3,183
                                                               =======  =======  ======
Total net deferred tax assets admitted in accordance with SSAP
  No. 10, Income Taxes........................................ $10,612  $ 4,624
                                                               =======  =======
Total deferred tax assets nonadmitted in accordance with SSAP
  No. 10, Income Taxes........................................ $27,285  $30,090
                                                               =======  =======
Decrease in deferred tax assets nonadmitted................... $(2,805) $  (208)
                                                               =======  =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The significant components of the change in the Company's deferred tax assets and liabilities for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                                     2005    2004    Change
                                                    ------- ------- -------
    Deferred tax assets:
       Reserve for future policy benefits.......... $ 6,754 $ 6,555 $   199
       Reserve strengthening.......................   4,890   2,418   2,472
       Deferred policy acquisitions costs..........   5,571   5,064     507
       Employee benefit plans......................  12,438  12,559    (121)
       Book loss over tax due to basis difference..     141     284    (143)
       Alternative minimum tax credit carryforward.      26      --      26
       Net operating loss carryforwards............   7,674   6,407   1,267
       Net capital loss carryforwards..............   1,035   2,081  (1,046)
       Non-admitted assets.........................     404     777    (373)
       Other deferred tax assets...................     380     389      (9)
                                                    ------- ------- -------
    Net deferred tax assets........................ $39,313 $36,534 $ 2,779
                                                    ======= ======= =======
    Deferred tax liabilities:
       Deferred and uncollected premiums........... $   166 $   211 $   (45)
       Book loss over tax due to basis difference..     653     704     (51)
       Unrealized losses...........................     454     725    (271)
       Reserve weakening...........................     143     180     (37)
                                                    ------- ------- -------
    Total deferred tax liabilities................. $ 1,416 $ 1,820 $  (404)
                                                    ======= ======= =======

   The change in net deferred income taxes as of December 31, 2005 and 2004, is comprised of the following (in thousands):

                                                                     2005    2004
                                                     2005    2004   Change  Change
                                                    ------- ------- ------  ------
Total deferred tax assets.......................... $39,313 $36,534 $2,779  $1,906
Total deferred tax liabilities.....................   1,416   1,820   (404)  1,550
                                                    ------- ------- ------  ------
Net deferred tax asset............................. $37,897 $34,714  3,183     356
                                                    ======= =======
Tax effect of unrealized losses....................                   (567)    553
Change in non-admitted assets......................                    373    (812)
                                                                    ------  ------
Change in net deferred income tax tax on operations                 $2,989  $   97
                                                                    ======  ======

   The Company's net operating loss carryforwards available to offset future taxable income total $21,925,000 and expire December 31, 2018 through December 31, 2019. The Company also has net capital loss carryforwards of $2,956,000 which will expire December 31, 2009 and net alternative minimum tax credit carryforwards of $26,000, which have no expiration.

9. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company had a trusteed employee retirement plan for the benefit of salaried employees who had reached age 21 and had completed one year of service. The plan was administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company and provided

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. On May 1, 2003, this plan was frozen and Comerica became the new trustee of the plan. On September 30, 2003, the plan was merged into the Pension Plan for United States Dollar-Based Employees of Royal Bank of Canada and Affiliates
(the "Dollar-Based Plan"). Comerica is also the trustee of this plan.

   The following table sets forth the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                           2005     2004
                                                         -------  -------
      Change in benefit obligations:
         Benefit obligation at beginning of year........ $67,214  $68,769
         Service cost...................................     128       81
         Interest cost..................................   4,028    3,979
         Plan amendment.................................     295       --
         Actuarial losses (gains).......................   5,441     (727)
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Benefit obligation at end of year.................  72,178   67,214
                                                         -------  -------

      Change in plan assets:
         Fair value of plan assets at beginning of year.  77,663   77,287
         Actual return on plan assets...................   4,266    5,264
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Fair value of plan assets at end of year..........  77,001   77,663
                                                         -------  -------
      Funded status of the plan.........................   4,823   10,449
      Unrecognized net actuarial loss (gain)............   5,022     (478)
      Unrecognized prior service cost...................     270       --
                                                         -------  -------
      Prepaid pension cost.............................. $10,115  $ 9,971
                                                         =======  =======

   Net pension cost included the following components for the years ended December 31, 2005 and 2004 (in thousands):

                                                         2005     2004
                                                       -------  -------
       Service cost--benefits earned during the period $   128  $    81
       Interest cost on projected benefit obligation..   4,028    3,979
       Actual return on plan assets...................  (4,266)  (5,264)
       Net amortization and deferral..................     (34)     (58)
                                                       -------  -------
       Net pension benefit............................ $  (144) $(1,262)
                                                       =======  =======

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, September 30,
                                        2005         2004
                                    ------------ -------------
                  Equity securities      61%           62%
                  Debt securities..      39%           37%
                  Other............      --%            1%
                                        ---           ---
                     Total.........     100%          100%
                                        ===           ===

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Included in plan assets is a group pension investment contract which was issued by the Company. This contract balance was $34,830,000 and $37,646,000 at December 31, 2005 and September 30, 2004, respectively.

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures which was last amended in December 2001. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.5% for 2005 and 6.0% for 2004. Only employees 50 years and older continue to accrue benefits under this plan. The rate of increase in future compensation levels used for the employees in 2005 and 2004 was 3.5%. The expected long-term rate of return on assets was 7.0% in 2005 and 2004.

  Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under
Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan. This plan was frozen on September 30, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Prior to 2003, the Company also had a deferred compensation plan for the Company's former managers that provided retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                       2005     2004
                                                     -------  -------
         Change in benefit obligations:
            Benefit obligation at beginning of year. $24,568  $25,001
            Interest cost...........................   1,394    1,465
            Actuarial losses........................   1,124      110
            Benefits paid...........................  (2,075)  (2,008)
                                                     -------  -------
         Benefit obligation at end of year.......... $25,011  $24,568
                                                     =======  =======

       Change in plan assets:
          Funded status of the plan (under funded)... $(25,011) $(24,568)
          Unrecognized net actuarial loss............   10,070     9,299
          Adjustment to recognized minimum liability.  (10,070)   (9,299)
                                                      --------  --------
       Accrued pension cost..........................  (25,011)  (24,568)
       Accrued benefit liability.....................   25,011    24,568
                                                      --------  --------
       Net amount recognized......................... $     --  $     --
                                                      ========  ========

   Net pension cost included the following components as of December 31, 2005 and 2004 (in thousands):

                                                         2005   2004
                                                        ------ ------
          Interest cost on projected benefit obligation $1,394 $1,465
          Net amortization and deferral................    353    364
                                                        ------ ------
          Net pension cost............................. $1,747 $1,829
                                                        ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.50% for 2005 and 6.00% for 2004. The rate of increase in future compensation levels used was 4.00% for 2005 and 4.75% for 2004.

   The Company had a deferred compensation plan for senior executive officers that was frozen effective September 30, 2003. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants could defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average interest rate. At December 31, 2005 and 2004, the Company carried a liability of $797,000 and $1,658,000, respectively, for this plan. The Company has established a rabbi trust for certain of the supplemental retirement and deferred compensation plans described above. This plan trust held assets with a market value of approximately $24,363,000 and $25,106,000 at December 31, 2005 and 2004, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company established a deferred compensation plan for senior executive officers during 2003 under which eligible participants may defer a portion of special compensation otherwise due upon the sale of the Company in 2003. The program is not qualified under Section 401(a) of the Internal Revenue Code and is unfunded. At December 31, 2005 and 2004, the Company carried a liability of approximately $1,161,000 and $1,098,000, respectively, for this plan.

  Savings and Investment Plans

   The Company participates in the RBC-U.S.A. Retirement and Savings Plan
(the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The Plan includes both fixed and discretionary match contribution features. The discretionary match contribution component of the Plan allows the Company to make an annual discretionary contribution based on company performance. Contributions for this component were approximately $7,000 and $2,000 in 2005 and 2004, respectively. The fixed match component of the Plan allows employees to contribute to the Plan and the Company will make a matching contribution of up to 6% of the employees' compensation. The Company's matching contribution percentage may be changed at the discretion of the Company's Board of Directors. The Company's contributions for this component of the Plan were approximately $146,000 and $96,000 for the years ended
December 31, 2005 and 2004, respectively.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsored an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan was contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipated a future cost-sharing arrangement with retirees that was consistent with the Company's past practices. This plan was frozen on May 1, 2003.

   The following table presents the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                            2005     2004
                                                          -------  --------
    Change in benefit obligations:
       Projected benefit obligation at beginning of year. $11,084  $ 11,478
       Interest cost.....................................     623       654
       Actuarial (gains) losses..........................  (1,104)        7
       Benefits paid.....................................  (1,301)   (1,055)
                                                          -------  --------
    Projected benefit obligation at end of year.......... $ 9,302  $ 11,084
                                                          =======  ========
    Change in plan assets:
       Funded status of the plan (under funded).......... $(9,302) $(11,084)
       Unrecognized net actuarial loss...................   1,754     3,113
       Unrecognized prior service cost...................      16        32
       Unrecognized transition obligation................     123       141
                                                          -------  --------
    Accrued pension cost.................................  (7,409)   (7,798)
    Accrued benefit liability............................   7,409     7,798
                                                          -------  --------
    Net amount recognized................................ $    --  $     --
                                                          =======  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Medicare Prescription Drug, Improvement and Modernization Act
(the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the defined benefit health care plan has been reduced by $492,000 and $702,000 at December 31, 2005 and 2004, respectively, to account for estimated future subsidies the Company will receive under the Act.

   Net periodic postretirement benefit cost includes the following components for the years ended December 31, 2005 and 2004:

                                                             2005 2004
                                                             ---- ----
         Interest cost...................................... $623 $654
         Amortization of transition obligation over 20 years   18   18
         Amortization of past service costs.................   16   16
         Amortization of net loss...........................  255  249
                                                             ---- ----
         Net periodic benefit cost.......................... $912 $937
                                                             ==== ====

   The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

   Following are the assumed health care cost trend rates:

                                                           2005  2004
                                                           ----  ----
         Health care cost trend rate assumed for next year 10.6% 11.4%
         Ultimate trend rate..............................  5.0%  5.0%
         Year ultimate trend rate to be attained.......... 2012  2012

   The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 5.5% at December 31, 2005 and 6.0% at December 31, 2004.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1 %      1 %
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..   $ 11    $ (10)
         Effect on postretirement benefit obligations    199     (189)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Cash Flows

   The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                              Pension Non-Qualified  Other
                               Plan       Plans     Benefits
                              ------- ------------- --------
                    2006..... $ 4,810    $1,911      $1,052
                    2007.....   4,792     1,919       1,030
                    2008.....   4,749     1,949       1,000
                    2009.....   4,692     1,962         961
                    2010.....   4,641     1,962         925
                    2011-2015  22,912     9,810       3,970

   No contributions are expected to be made to the Dollar-Based Plan, while $1,911,000 is expected to be paid with respect to the non-qualified benefit plans and $1,052,000 is expected to be paid with respect to the other post-retirement benefit plans in 2006.

10. Reserves

   The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2005                 2004
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  314,932     20%   $  302,144     22%
   With market value adjustment..................................    471,224     31       464,243     34
   At book value, less surrender charge..........................    680,952     44       522,823     38
                                                                  ----------    ---    ----------    ---
Subtotal.........................................................  1,467,108     95     1,289,210     94
Not subject to discretionary withdrawal..........................     72,406      5        75,998      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,539,514    100%    1,365,208    100%
                                                                                ===                  ===
Reinsurance ceded................................................    (10,706)              (9,532)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,528,808           $1,355,676
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC:
Life & Accident & Health Statement
   Exhibit 5, Annuities Section--Total (net)..................... $1,474,482           $1,293,220
   Exhibit 5, Supplementary Contracts with Life Contingencies
     section--Total (net)........................................     16,223               17,251
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1..........     18,920               15,760
                                                                  ----------           ----------
       Subtotal..................................................  1,509,625            1,326,231
Separate Accounts Annual Statement Exhibit 3, Section B--totals
  (net)..........................................................     19,183               29,445
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,528,808           $1,355,676
                                                                  ==========           ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

11. Fair Values of Financial Instruments


   SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit
Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2005 and 2004 (in thousands):

                                            2005                  2004
                                    --------------------- ---------------------
                                     Carrying    Fair      Carrying    Fair
                                      Amount     Value      Amount     Value
                                    ---------- ---------- ---------- ----------
Bonds.............................. $1,722,361 $1,707,110 $1,489,433 $1,506,037
Preferred stock....................        251        471        251        459
Common stock.......................     15,076     15,076     17,878     17,878
Mortgage loans.....................    400,293    411,683    399,261    419,069
Contract loans.....................     47,117     44,912     50,073     47,471
Cash and short-term investments....     58,447     58,447    104,616    104,616
Assets held in separate account....     35,152     35,220     43,280     43,746
Investment-type insurance contracts  1,440,379  1,340,122  1,265,385  1,232,471

   Additional data regarding fair values of the Company's investments is disclosed in Note 4.

   The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the statement of net assets for these instruments approximate their fair values.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans--The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates their fair values.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Separate Accounts

   The Company provides a minimum guaranteed return of 4.0% of the average investment balance to policyholders of the GIC accounts. The variable annuities do not have any minimum guarantees, and the investment risks associated with market value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2005 is as follows (in thousands):

                                                                       Nonindexed
                                                                       Guarantee  Nonguaranteed
                                                                        Greater     Separate
                                                                       Than 4.0%    Accounts     Total
                                                                       ---------- ------------- -------
Premiums, deposits and other considerations for the year ended
  December 31, 2005...................................................   $   --      $ 3,230    $ 3,230
Reserves for separate accounts with assets as of December 31, 2005 at:
   Fair value.........................................................                28,891     28,891
   Amortized cost.....................................................    1,048           --      1,048
                                                                         ------      -------    -------
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Reserves for separate accounts by withdrawal characteristics:
   Subject to discretionary withdrawal:
       With market value adjustment...................................   $1,048      $    --    $ 1,048
       At market value................................................       --       28,891     28,891
                                                                         ------      -------    -------
Total with adjustment or at market value..............................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======
Total due from general account........................................                            5,437
IMR Asset.............................................................                             (224)
                                                                                                -------
Total separate account assets/liabilities.............................                          $35,152
                                                                                                =======

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2005 and 2004, is presented below (in thousands):

                                                                        2005      2004
                                                                      --------  --------
Transfers as reported in the Summary of Operations of the Separate
  Accounts Statement:
   Transfers to separate accounts.................................... $  3,229  $  3,069
   Transfers from separate accounts..................................  (13,917)  (47,051)
   Other reconciling items...........................................        2        (5)
                                                                      --------  --------
Net transfers from separate accounts as reported in the Statements of
  Income-Statutory Basis............................................. $(10,686) $(43,987)
                                                                      ========  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

13. Related-Party Transactions


   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members including finance, investments, legal, human resources and other corporate functions. These costs are allocated based upon a cost sharing agreement that was approved by the Board of Directors. During the years ended December 31, 2005 and 2004, the Company expensed $7,290,000 and $11,550,000, respectively, of costs related to the cost sharing agreement. At December 31, 2005, the Company recorded payables to an affiliate of $2,524,000 related to this agreement. At
December 31, 2004, the Company recorded payables to a former affiliate of $1,711,000 related to this agreement.

   During 2004, the Company executed a promissory note under which the Company may advance up to $30 million to its parent, LLIC. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No amounts were advanced under this promissory note during 2005. The Company advanced $5,000,000 under the note during 2004. This amount was repaid in 2004 with $10,000 interest. At December 31, 2005 and 2004, no amounts were outstanding under this promissory note.

   Also, during 2004, the Company executed a promissory note under which LLIC may advance up to $30 million to the Company. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note during 2005 or 2004.

   Liberty Insurance Services Corporation ("LISC") was a licensed third party administrator ("TPA"), which was ultimately owned 100% by RBC. On December 31, 2004, LISC was sold to an unrelated third party, but continues to provide the ongoing servicing and claims settlement of in force policies and support of marketing information systems in accordance with Company rules. Net amounts paid under this arrangement during 2004 totaled $5,733,000.

14. Permitted Statutory Accounting Practices

   The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future.

15. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums as of December 31, 2005 and 2004, were as follows (in thousands):

                                                    2005          2004
                                                ------------- -------------
                                                      Net of        Net of
                                                Gross Loading Gross Loading
                                                ----- ------- ----- -------
     Ordinary new business..................... $  1   $  1   $  4   $  4
     Ordinary renewal..........................  472    459    597    597
                                                ----   ----   ----   ----
     Total..................................... $473    460   $601    601
                                                ====          ====
     Less not admitted.........................          79           105
                                                       ----          ----
     Net deferred and uncollected life premiums        $381          $496
                                                       ====          ====

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   A premium deficiency reserve of $1,101,000 and $1,176,000, was recorded as of December 31, 2005 and 2004, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

16. Components of General Expenses and Insurance Taxes, Licenses, and Fees

                                                                December 31
                                                              ---------------
                                                               2005     2004
                                                              ------- -------
                                                               (In Thousands)
 General expenses:
    Rent..................................................... $   766 $   818
    Salaries and wages.......................................   5,938   9,088
    Contributions for benefit plans..........................   5,739   3,289
    Legal, public accountants, and consulting actuaries fees.   1,473   1,271
    Advertising..............................................   1,465     745
    Postage, express, and telephone..........................     671     675
    Rental of equipment......................................      72   1,083
    Cost or depreciation of furniture and equipment..........     214     306
    All other................................................   3,445   4,330
                                                              ------- -------
 Total general expenses...................................... $19,783 $21,605
                                                              ======= =======
 Insurance taxes, licenses, and fees:
    State insurance department licenses and fees............. $   593 $   514
    State tax on premiums....................................     747   1,030
    U. S. Social Security taxes..............................     280     346
    All other................................................     330     (29)
                                                              ------- -------
 Total insurance taxes, licenses, and fees................... $ 1,950 $ 1,861
                                                              ======= =======

17. Reconciliation of Total Assets to the Annual Statement

   The differences between total assets at December 31, 2004 as shown in the accompanying statement of admitted assets, liabilities and surplus and total assets per the Company's Annual Statement are summarized in the following schedule. These differences arose due to items included in assets in the accompanying statement of admitted assets, liabilities and surplus but included in liabilities in the Company's Annual Statement.

                                                                                     December 31,
                                                                                         2004
                                                                                    --------------
                                                                                    (in thousands)
Total assets per accompanying statement of admitted assets, liabilities and surplus   $2,155,518
Separate accounts' interest maintenance reserve....................................          318
Net transfers to separate accounts due or accrued..................................       (3,599)
                                                                                      ----------
Total assets per the Company's Annual Statement....................................   $2,152,237
                                                                                      ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

18. Subsequent Events


   On February 28, 2006, the South Carolina Department of Insurance approved the merger of LLIC into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                                  * * * * * *

                        Liberty Life Insurance Company

                     Statutory Basis Financial Statements
                         as of and for the Years Ended
                          December 31, 2005 and 2004,
                       and Independent Auditors' Report

                        LIBERTY LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-basis Financial Statements as of and for the years ended December 31, 2005 and 2004:

   Statements of Admitted Assets, Liabilities and Surplus--Statutory Basis....................  F-2-F-3

   Statements of Income--Statutory Basis......................................................      F-4

   Statements of Changes in Capital and Surplus--Statutory Basis..............................      F-5

   Statements of Cash Flows--Statutory Basis..................................................      F-6

   Notes to Financial Statements--Statutory Basis............................................. F-7-F-32

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Liberty Life Insurance Company
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Liberty Life Insurance Company (the "Company"), a wholly owned subsidiary of Royal Bank of Canada, as of December 31, 2005 and 2004, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis, and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 or 2004, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Liberty Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Charlotte, North Carolina
May 5, 2006
(June 28, 2006 as to Note 18)

                        LIBERTY LIFE INSURANCE COMPANY

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                                (In thousands)

                                                                                2005       2004
                                                                             ---------- ----------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
   Bonds.................................................................... $  994,882 $  939,427
   Preferred stocks.........................................................      2,709      4,084
   Common stocks............................................................    232,890    219,252
   Mortgage loans...........................................................    174,906    185,631
   Real estate--property occupied by the Company............................         --     17,236
   Real estate--property held for sale......................................     16,725         --
   Policy loans.............................................................     62,454     64,444
   Cash and short-term investments..........................................     31,584     69,943
   Receivables for securities...............................................        169        688
                                                                             ---------- ----------
      Total cash and invested assets........................................  1,516,319  1,500,705
   Deferred and uncollected premiums--less loading (2005--$94; 2004--$244)..      4,851      5,677
   Accident and health premiums due and unpaid..............................      7,942      9,446
   Reinsurance balances recoverable.........................................      5,401      3,202
   Accrued investment income................................................     11,410     11,568
   Receivable from affiliates...............................................      3,214      1,795
   Cash value of company-owned insurance....................................     19,666     18,591
   Capitalized guaranty association assessments.............................      1,274      1,002
   Deferred tax asset--net..................................................     15,300     18,959
   Income taxes recoverable.................................................      6,720         --
   Benefit plan assets......................................................        371      1,016
   Other admitted assets....................................................        126        114
                                                                             ---------- ----------
TOTAL....................................................................... $1,592,594 $1,572,075
                                                                             ========== ==========

                        LIBERTY LIFE INSURANCE COMPANY

       STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY
                              BASIS--(Concluded)

                       As of December 31, 2005 and 2004
                                (In thousands)

                                                                                                               2005       2004
                                                                                                            ---------- ----------
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
   Policy and contract liabilities:
      Life and annuity reserves............................................................................ $1,140,693 $1,135,470
      Accident and health active life reserves.............................................................     30,092     28,837
      Accident and health claim reserves...................................................................      2,934      3,474
      Policyholders' funds left on deposit.................................................................     14,015     13,846
      Policy and contract claims payable...................................................................     18,848     19,226
      Provision for experience rating refunds..............................................................      6,084      5,810
      Premiums received in advance.........................................................................      2,612      2,004
      Dividends payable....................................................................................      1,054      1,069
                                                                                                            ---------- ----------
         Total policy and contract liabilities.............................................................  1,216,332  1,209,736
   Payable to parent or affiliates.........................................................................        803        461
   Accrued insurance expenses..............................................................................     26,688     24,862
   Federal income taxes payable............................................................................         --      2,619
   Amounts withheld by Company as agent....................................................................      3,062      3,220
   Asset valuation reserve.................................................................................     20,023     16,261
   Liability for benefits for employees and agents.........................................................      6,199      6,721
   Reinsurance in unauthorized companies...................................................................         15        101
   Liability for escheat funds.............................................................................      5,767      5,263
   Dividends to stockholders declared and unpaid...........................................................      6,125         --
   Funds held under co-insurance...........................................................................        220         --
   Other liabilities.......................................................................................      6,180      4,805
                                                                                                            ---------- ----------
         Total liabilities.................................................................................  1,291,414  1,274,049
                                                                                                            ---------- ----------
CAPITAL AND SURPLUS:
   Convertible preferred stock, $100 par value per share, authorized 500,000 shares; no shares issued and outstanding in 2005 and 2004
   Common stock, $10,000 par value per share, 1,000 shares authorized; 992 shares issued and outstanding...      9,920      9,920
   Additional paid-in surplus..............................................................................    151,770    151,770
   Surplus note............................................................................................     57,000     57,000
   Unassigned surplus......................................................................................     82,490     79,336
                                                                                                            ---------- ----------
         Total capital and surplus.........................................................................    301,180    298,026
                                                                                                            ---------- ----------
TOTAL...................................................................................................... $1,592,594 $1,572,075
                                                                                                            ========== ==========

                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the years ended December 31, 2005 and 2004
                                (In thousands)

                                                                                2005      2004
                                                                              --------  --------
PREMIUMS AND OTHER REVENUES:
   Life and annuity premiums................................................. $125,298  $132,380
   Accident and health premiums..............................................   52,287    60,206
   Supplemental contract with life contingencies considerations..............       --        31
   Net investment income.....................................................   88,042    79,200
   Commission and expense allowances on reinsurance ceded....................    3,876     5,576
   Amortization of interest maintenance reserve..............................   (1,508)   (1,593)
   Other income..............................................................    2,405     1,486
                                                                              --------  --------
      Total premiums and other revenues......................................  270,400   277,286
                                                                              --------  --------
BENEFITS PAID OR PROVIDED:
   Life and annuity benefits.................................................  112,813   118,512
   Accident and health benefits..............................................   13,911    10,174
   Increase in reserves......................................................    5,938     3,468
                                                                              --------  --------
      Total benefits paid or provided........................................  132,662   132,154
                                                                              --------  --------
INSURANCE EXPENSES:
   Commissions...............................................................   46,454    54,071
   Commission and expense allowances on reinsurance assumed..................       21        27
   General expenses..........................................................   64,290    64,386
   Insurance taxes, licenses, and fees.......................................    7,884     9,358
                                                                              --------  --------
      Total insurance expenses...............................................  118,649   127,842
                                                                              --------  --------
GAIN FROM OPERATIONS BEFORE DIVIDENDS TO POLICYHOLDERS, FEDERAL INCOME TAXES,
 AND NET REALIZED CAPITAL LOSSES.............................................   19,089    17,290
LESS: DIVIDENDS TO POLICYHOLDERS.............................................      921       951
                                                                              --------  --------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET REALIZED CAPITAL
 LOSSES......................................................................   18,168    16,339
FEDERAL INCOME TAXES.........................................................   (9,501)   (3,169)
                                                                              --------  --------
GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES......................   27,669    19,508
NET REALIZED CAPITAL LOSSES..................................................    1,064     3,460
                                                                              --------  --------
NET INCOME................................................................... $ 26,605  $ 16,048
                                                                              ========  ========

                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the years ended December 31, 2005 and 2004
                                (In thousands)

                                                          Capital Stock   Additional
                                                         ----------------  Paid-In   Surplus Unassigned
                                                         Common Preferred  Surplus    Note    Surplus     Total
                                                         ------ --------- ---------- ------- ---------- --------
BALANCE--December 31, 2003.............................. $9,920    $--     $151,770  $57,000  $ 58,475  $277,165
   Net income...........................................     --     --           --       --    16,048    16,048
   Dividends to stockholders............................     --     --           --       --    (2,800)   (2,800)
   Net change in admitted asset investment amounts......     --     --           --       --    (2,964)   (2,964)
   Decrease in nonadmitted assets.......................     --     --           --       --    21,948    21,948
   Increase in asset valuation reserve..................     --     --           --       --    (5,200)   (5,200)
   Change in liability for reinsurance in unauthorized
    companies...........................................     --     --           --       --        41        41
   Change in net deferred income tax....................     --     --           --       --    (6,212)   (6,212)
                                                         ------    ---     --------  -------  --------  --------
BALANCE--December 31, 2004..............................  9,920     --      151,770   57,000    79,336   298,026
   Net income...........................................     --     --           --       --    26,605    26,605
   Dividends to stockholders............................     --     --           --       --   (18,375)  (18,375)
   Net change in admitted asset investment amounts......     --     --           --       --    (2,170)   (2,170)
   Decrease in nonadmitted assets.......................     --     --           --       --     8,283     8,283
   Increase in asset valuation reserve..................     --     --           --       --    (3,762)   (3,762)
   Change in liability for reinsurance in unauthorized
    companies...........................................     --     --           --       --        86        86
   Change in net deferred income tax....................     --     --           --       --    (7,513)   (7,513)
                                                         ------    ---     --------  -------  --------  --------
BALANCE--December 31, 2005.............................. $9,920    $--     $151,770  $57,000  $ 82,490  $301,180
                                                         ======    ===     ========  =======  ========  ========


                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the years ended December 31, 2005 and 2004
                                (In thousands)

                                                                            2005       2004
                                                                         ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Premiums, policy proceeds, and other considerations received......... $ 180,964  $ 197,127
   Net investment income received.......................................    88,013     78,533
   Commission and expense allowances received on reinsurance ceded......     3,875      5,576
   Benefits paid........................................................  (129,302)  (127,623)
   Insurance expenses paid..............................................  (116,744)  (124,958)
   Other income received net of other expenses..........................     2,562      1,414
   Dividends paid to policyholders......................................      (936)      (973)
   Federal income taxes paid............................................      (909)     4,777
                                                                         ---------  ---------
         Net cash provided by operations................................    27,523     33,873
CASH FLOWS FROM INVESTMENT ACTIVITIES:
   Proceeds from sales, maturities, or repayments of investments:
      Bonds.............................................................   140,213    155,269
      Preferred stocks..................................................     3,493      2,690
      Common stocks.....................................................    16,504      7,279
      Mortgage loans....................................................    31,801     34,531
      Real estate.......................................................        20        398
      Miscellaneous proceeds............................................     2,509      3,179
                                                                         ---------  ---------
   Proceeds from sales, maturities, or repayments of investments........   194,540    203,346
   Cost of investments acquired:
      Bonds.............................................................  (195,546)  (166,279)
      Preferred stocks..................................................    (2,028)        --
      Common stocks.....................................................   (20,689)   (16,286)
      Mortgage loans....................................................   (20,830)   (28,717)
      Real estate.......................................................       (86)       (28)
      Miscellaneous applications........................................        --         --
                                                                         ---------  ---------
         Total cost of investments acquired.............................  (239,179)  (211,310)
                                                                         ---------  ---------
         Net cash used in investment activities.........................   (44,639)    (7,964)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES:
   Dividend paid to stockholders........................................   (12,250)    (2,800)
   Miscellaneous sources--net...........................................     4,392      4,601
   Other applications--net..............................................   (13,385)    (6,536)
                                                                         ---------  ---------
         Net cash used in financing and miscellaneous activities........   (21,243)    (4,735)
                                                                         ---------  ---------
NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS..............   (38,359)    21,174
CASH AND SHORT-TERM INVESTMENTS--Beginning of year......................    69,943     48,769
                                                                         ---------  ---------
CASH AND SHORT-TERM INVESTMENTS--End of year............................ $  31,584  $  69,943
                                                                         =========  =========

                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the years ended December 31, 2005 and 2004

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies

   Nature of Operations--Liberty Life Insurance Company (the "Company") is domiciled in South Carolina and is a wholly owned subsidiary of Royal Bank of Canada ("RBC") through RBC's indirect wholly owned subsidiary, RBC Insurance Holdings (USA), Inc., a Delaware holding company organized for the purpose of this acquisition. The Company's primary non-insurance affiliate was Liberty Insurance Services Corporation. Liberty Insurance Services Corporation was sold to an external party after the close of business on December 31, 2004. As of December 31, 2004, the Company has one insurance subsidiary, Business Men's Assurance Company of America ("BMA").

   The Company is licensed in 49 states and has two primary marketing divisions. The Company's Agency division markets various life insurance products to individuals including individual life, health, and interest sensitive whole life products. This division's primary market is in the Southeast. The Company's Direct Marketing division primarily markets term life, accident, and disability insurance designed to pay a residential mortgage balance upon the death or disability of the insured. This division markets through brokers and financial institutions across the country.

   Basis of Presentation--The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments--Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale. Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income. Under statutory accounting principles, the Company's majority owned subsidiaries are accounted for on an equity basis with earnings or losses recorded in unassigned surplus. Under GAAP, subsidiaries would be consolidated.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands; that net deferral is reported as the "interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2005 and 2004, was a debit balance of approximately $6,691,000 and $7,996,000, respectively, which was nonadmitted in accordance with prescribed accounting practices. Realized capital gains and losses are reported in income net of tax and transfers to the IMR. The "asset valuation reserve" ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

   Policy Acquisition Costs--The costs of acquiring and renewing business (such as first year commissions and certain underwriting and issue expenses) are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets, designated as nonadmitted, principally agents' debit balances and bills receivable, electronic data processing equipment and capitalized software, the disallowed debit balance of the IMR, and furniture and equipment are excluded from the statutory financial statements; changes therein are charged or credited directly to unassigned surplus.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the South Carolina Department of Insurance rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders, and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross, as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus.

   Under GAAP, an allowance for reinsurance recoverable amounts deemed uncollectible would be established through a charge to earnings.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Policyholder Dividends--Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--Statutory Accounting Principles ("SAP") requires an amount be recorded for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. However, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets", and changes in deferred taxes are charged to unassigned surplus. Under GAAP, changes in deferred taxes are recorded as part of the income tax provision.

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Amortization of Goodwill--For statutory purposes, goodwill is amortized.

   Other significant accounting practices are as follows:

   Use of Estimates--The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, and accruals relating to legal and administrative proceedings.

   Investments--Bonds, preferred stocks, and common stocks are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at amortized cost or market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multi-class mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Redeemable and nonredeemable preferred stocks are reported at cost or amortized cost.

   Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes. Land is reported at cost and other real estate is reported at net depreciated cost, with depreciation calculated on a straight-line basis over the estimated useful lives of the properties.

   Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

   Policy loans are reported at unpaid principal balances.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and non-redeemable preferred stocks are credited or charged directly to unassigned surplus.

   Fair values of fixed maturity securities, as disclosed in Notes 2 and 12 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly-traded securities. These fair values are different than the market values specified by the NAIC and as reported in the Annual Statement.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2005 or 2004.

   Premiums and Related Commissions--Insurance premiums are recognized as revenue when due.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

   Policy Reserves and Benefits--Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the South Carolina Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For Debit-Ordinary substandard polices, reserves are calculated using the same interest rate as for standard policies but using multiples of standard rates of mortality. Extra premiums are charged according to underwriting classification. For Regular-Ordinary substandard policies, mean reserves are calculated by computing the regular mean reserve for the plan and adding one-half of the extra premium charge for the year to

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

that reserve. At December 31, 2005, the Company had approximately $241,083,000 of insurance in force for which the gross premiums are less than the net premium according to the standard of valuation set by the State of South Carolina. Reserves of approximately $1,589,000 have been provided for this deficiency at December 31, 2005.

   Tabular interest, tabular less actual reserve released and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies is determined from the basic data for the calculation of the fund balance.

   The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

   Benefits Paid or Provided--Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid, and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

   Reinsurance--Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

   Asset Valuation Reserve and IMR--The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

   Participating Policies--The Company has in force individual life participating policies contracts but does not presently issue any participating business. For the reporting years ended December 31, 2005 and 2004, premiums under individual life participating policies were $1,916,000, or 1.07 % of total individual life premiums earned, and $2,023,000, or 1.05% of total individual life premiums earned, respectively. The Company paid dividends in the amount of $921,000 and $951,000 to policyholders in 2005 and 2004, respectively.

   Guaranty Fund Assessments--Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based. The Company recorded a liability for estimated future guaranty fund assessments of $681,000 and $724,000 as of December 31, 2005 and 2004, respectively. A related receivable has been recorded for estimated premium tax credits of $613,000 and $683,000 as of December 31, 2005 and 2004,
respectively. Not all states will allow premium tax credits; of those who do, the credits may be used over a 5 to 20 year period dependent on the specific state's regulations.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

2. Investments

   Debt Securities--The cost or amortized cost and the fair or comparable value of investments in fixed maturity securities are summarized as follows:

                                                          Cost or    Gross      Gross    Estimated
                                                         Amortized Unrealized Unrealized   Fair
                                                           Cost      Gains      Losses     Value
                                                         --------- ---------- ---------- ----------
                                                                       (In Thousands)
                                                         ------------------------------------------
December 31, 2005
U.S. Treasury and government- sponsored corporations and
  agencies.............................................. $113,563   $   436    $(1,524)  $  112,475
Obligations of states and political subdivisions........    5,862         1         --        5,863
Foreign--other..........................................    5,002       277         --        5,279
Corporate bonds.........................................  403,764    22,112     (2,915)     422,961
Mortgage-backed securities:
   Government agencies..................................  103,114     1,146       (695)     103,565
   Corporate............................................  363,577     6,605     (4,690)     365,492
                                                         --------   -------    -------   ----------
Total bonds*............................................  994,882    30,577     (9,824)   1,015,635
Preferred stock--redeemable.............................    2,237        13        (65)       2,185
                                                         --------   -------    -------   ----------
Total fixed maturity securities......................... $997,119   $30,590    $(9,889)  $1,017,820
                                                         ========   =======    =======   ==========

                        LIBERTY LIFE INSURANCE COMPANY


                                                          Cost or    Gross      Gross    Estimated
                                                         Amortized Unrealized Unrealized   Fair
                                                           Cost      Gains      Losses     Value
                                                         --------- ---------- ---------- ---------
                                                                      (In Thousands)
                                                         -----------------------------------------
December 31, 2004
U.S. Treasury and government- sponsored corporations and
  agencies.............................................. $ 66,052   $   670    $  (421)  $ 66,301
Foreign--other..........................................    3,112       442         --      3,554
Corporate bonds.........................................  452,685    31,982     (1,611)   483,056
Mortgage-backed securities:
   Government agencies..................................  102,330     2,085       (372)   104,043
   Corporate............................................  315,248    11,208     (1,373)   325,083
                                                         --------   -------    -------   --------
Total bonds*............................................  939,427    46,387     (3,777)   982,037
Preferred stock--redeemable.............................    2,480        45         --      2,525
                                                         --------   -------    -------   --------
Total fixed maturity securities......................... $941,907   $46,432    $(3,777)  $984,562
                                                         ========   =======    =======   ========

--------
  *At December 31, 2005 and 2004, the Company carried certain bonds at the lower of cost or market with market value below cost by $1,199,000 and $2,557,000, respectively.

   The amortized cost and the estimated fair value of the bonds and mandatory redeemable preferred stock at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                                Cost or  Estimated
                                                               Amortized   Fair
                                                                 Cost      Value
                                                               --------- ----------
Years to maturity:
   1 or less.................................................. $ 22,546  $   22,522
   After 1 through 5..........................................   98,803     103,782
   After 5 through 10.........................................  125,274     128,836
   After 10...................................................  316,701     326,716
Mortgage-backed securities primarily maturing in 5 to 25 years  433,795     435,964
                                                               --------  ----------
Total......................................................... $997,119  $1,017,820
                                                               ========  ==========

   At December 31, 2005 and 2004, the Company held less-than-investment grade corporate bonds of $7,531,000 and $11,200,000, with an aggregate fair market value of $7,572,000 and $11,126,000, respectively. These holdings amounted to less than 0.76% of the Company's investments in bonds and less than 0.5% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards. At December 31, 2005 and 2004, the Company held no bonds which were not rated by the NAIC's Securities Valuation Office or a Nationally Recognized Statistical Rating Organization ("NRSRO").

   At December 31, 2005 and 2004, bonds with an admitted asset value of $2,518,000 and $2,526,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        LIBERTY LIFE INSURANCE COMPANY

   Change in unrealized gains and losses on investments in nonredeemable preferred stocks and common stocks-unaffiliated are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows:

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
    December 31, 2005                Cost     Gains      Losses     Value
    -----------------               ------- ---------- ---------- ---------
    Preferred stocks--nonredeemable $   472   $  231     $  --     $   703
    Common stocks--unaffiliated....  46,274    7,801      (567)     53,508
                                    -------   ------     -----     -------
    Total.......................... $46,746   $8,032     $(567)    $54,211
                                    =======   ======     =====     =======

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
    December 31, 2004                Cost     Gains      Losses     Value
    -----------------               ------- ---------- ---------- ---------
    Preferred stocks--nonredeemable $ 1,605   $  349     $ (82)    $ 1,872
    Common stocks--unaffiliated....  40,569    8,339      (532)     48,376
                                    -------   ------     -----     -------
    Total.......................... $42,174   $8,688     $(614)    $50,248
                                    =======   ======     =====     =======

   Realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
       Year Ended December 31, 2005:                (In Thousands)
       -----------------------------          -------------------------
       Bonds.................................  $  906  $(2,847) $(1,941)
       Common stocks.........................   1,694     (175)   1,519
       Preferred stocks......................     186     (100)      86
       Other.................................     162      (22)     140
                                               ------  -------  -------
       Total.................................  $2,948  $(3,144)    (196)
                                               ======  =======
       Capital gains tax.....................                    (1,071)
                                                                -------
       Net realized capital losses...........                    (1,267)
       Transfer to IMR.......................                       203
                                                                -------
       Net realized capital losses net of IMR                   $(1,064)
                                                                =======

                        LIBERTY LIFE INSURANCE COMPANY

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
       Year Ended December 31, 2004:                (In Thousands)
       -----------------------------          -------------------------
       Bonds.................................  $  707  $(6,828) $(6,121)
       Common stocks.........................   2,294       --    2,294
       Preferred stocks......................       2       --        2
       Other.................................      13     (107)     (94)
                                               ------  -------  -------
       Total.................................  $3,016  $(6,935)  (3,919)
                                               ======  =======
       Capital gains tax.....................                       459
                                                                -------
       Net realized capital losses...........                    (3,460)
       Transfer to IMR.......................                        --
                                                                -------
       Net realized capital losses net of IMR                   $(3,460)
                                                                =======

   Proceeds from the sale of bonds were $39,592,000 and $33,220,000 during 2005 and 2004, respectively.

   The following table represents the invested assets owned by the Company in an unrealized loss position at December 31, 2005:

                                    Less Than 12 Months          Greater Than 12 Months                 Total
                               ------------------------------ ----------------------------- ------------------------------
                               Number of   Fair    Unrealized Number of   Fair   Unrealized Number of   Fair    Unrealized
                               Securities  Value     Losses   Securities  Value    Losses   Securities  Value     Losses
                               ---------- -------- ---------- ---------- ------- ---------- ---------- -------- ----------
Fixed maturities:
   U.S. Treasury obligations
    and obligations of U.S
    government corporations
    and agencies..............     16     $ 95,396   $1,315        2     $12,324   $  210       18     $107,720  $ 1,525
   Corporate securities.......     35       88,102    1,584       14      16,057    1,331       49      104,159    2,915
   Mortgage-backed
    securities................     47      217,727    4,197        8      26,569    1,188       55      244,296    5,385
   Equity securities..........      2        4,245      136        1       2,368      497        3        6,613      633
                                  ---     --------   ------       --     -------   ------      ---     --------  -------
Total.........................    100     $405,470   $7,232       25     $57,318   $3,226      125     $462,788  $10,458
                                  ===     ========   ======       ==     =======   ======      ===     ========  =======

   U.S. Treasury Obligations--The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by market interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   Federal Agency Mortgage-Backed Securities--The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in market interest rates and not credit quality and because the

                        LIBERTY LIFE INSURANCE COMPANY

Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   Corporate Bonds--37% of the $2,915,000 in unrealized losses on investments in corporate bonds for the Company are on bonds where the market value is less than 5% below amortized cost and therefore considered to be a temporary decline. Of the remaining 63%, 1 corporation (Wilmington Trust) is rated B2 and the others are above investment grade in quality. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   Marketable Equity Securities--The Company's unrealized losses on common and non-redeemable preferred stocks is not considered to be other than temporary.

   Real Estate--The components of the Company's real estate are summarized as follows:

                                                         December 31
                                                     ------------------
                                                       2005      2004
                                                     --------  --------
                                                       (In Thousands)
                                                     ------------------
       Occupied by the Company:
          Land...................................... $     --  $  3,782
          Buildings.................................       --    24,498
          Accumulated depreciation and encumbrances.       --   (11,044)
                                                     --------  --------
       Total real estate occupied by the Company....       --    17,236
                                                     --------  --------
       Available for Sale:
          Land......................................    3,763        --
          Buildings.................................   24,541        --
          Accumulated depreciation and encumbrances.  (11,579)       --
                                                     --------  --------
       Total real estate occupied by the Company....   16,725        --
                                                     --------  --------
       Total real estate............................ $ 16,725  $ 17,236
                                                     ========  ========

   During 2005, the Company made the decision to offer for sale its home office complex and thus has reclassified such building as available for sale.

   Mortgage Loans--The maximum and minimum lending rates for mortgage loans were 6.500% and 6.000% during 2005 and 7.000% and 6.125% during 2004. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. The Company held no mortgages with interest 180 days past due as of December 31, 2005 and 2004.

   The Company's admitted assets invested in mortgage loans and real estate investments were $191,631,000 or approximately 12% of admitted assets as of December 31, 2005 and $202,867,000 or approximately 13% of admitted assets as of December 31, 2004. Mortgage loans are generally first mortgage loans on income-producing properties. The Company's investments in mortgage loans principally involve commercial real estate.

   Substantially all of the properties securing mortgage loans and the Company's real estate investments are located in the southeastern United States. For such mortgages the aggregate percentage that involved properties

                        LIBERTY LIFE INSURANCE COMPANY
located in North Carolina and South Carolina was 37.650% and 38.840% as of December 31, 2005 and 2004, respectively. Such investments consist of first mortgage liens on completed income-producing properties; the mortgage outstanding on any individual property did not exceed $4,983,000 as of December 31, 2005 and $5,100,000 as of December 31, 2004.

   During 2005, the Company reduced interest rates on seven mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of 1,073,311 by 2.000%, one loan of 1,852,855 by 2.250%, one loan of 2,045,892 by 2.300%, one loan of 1,909,729 by 2.500%, one loan of
1,531,608 by 2.500%, one loan of 1,358,871 by 2.625% and one loan of 708,095 by
2.750%. During 2004, the Company reduced interest rates on one loan of $2,533,000 by 1.750%, one loan of $3,698,000 by 1.500% and one loan of $901,000 by 0.250%.

   With respect to mortgage loans converted to require payments of principal or interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required, the Company had no such conversions during 2005 or 2004.

   Investment Income--Major categories of net investment income are summarized as follows:

                                              Year Ended December 31
                                              ---------------------
                                                2005        2004
                                               -------     -------
                                               (In Thousands)
                                              ---------------------
                Income:
                   Bonds..................... $58,480     $59,497
                   Preferred stocks..........     260         402
                   Common stocks.............  11,754         763
                   Mortgage loans............  14,499      15,371
                   Real estate*..............   4,485       4,531
                   Policy loans..............   4,104       4,310
                   Other.....................   1,944         972
                                               -------     -------
                Total investment income......  95,526      85,846
                Investment expenses and taxes  (7,484)     (6,646)
                                               -------     -------
                Net investment income........ $88,042     $79,200
                                               =======     =======

--------
  *Represents amounts for available-for-sale property in 2005 and the occupancy of Company-owned property in 2004.

3. Subsidiaries

   On May 1, 2003, the Company purchased 100% of the outstanding common stock of Business Men's Assurance Company of America. BMA is a licensed life and accident and health insurer currently domiciled in the state of South Carolina, formerly domiciled in the state of Missouri. The Company uses the statutory purchase method to account for its investment in the subsidiary. The cost was $190,686,000 of which $94,236,000 consisted of goodwill. Goodwill is being amortized over a 10-year period. Amortization for both 2005 and 2004 was $9,424,000. The Company's net admitted investment in BMA exceeds 10% of the Company's total admitted assets for 2005 and 2004.

                        LIBERTY LIFE INSURANCE COMPANY

   As of December 31, 2005 and 2004, the Company's investment in BMA was as follows (in thousands):

                                            Year Ended December 31
                                            ---------------------
                                              2005        2004
                                             --------   --------
                Common stock--affiliate.... $153,139    $146,395
                Goodwill...................   94,236      94,236
                Goodwill amortization......  (25,130)    (15,706)
                Goodwill nonadmitted.......  (42,863)    (54,049)
                                             --------   --------
                   Total admitted goodwill.   26,243      24,481
                                             --------   --------
                Total investment in BMA.... $179,382    $170,876
                                             ========   ========

   Statutory basis financial information of BMA is summarized as follows:

                                                 Business Men's Assurance
                                                 ----------------------
                                                    2005         2004
                                                 ----------   ----------
                                                     (In Thousands)
                                                 ----------------------
       Balance Sheet
       Investments.............................. $2,266,447   $2,085,159
       Other assets.............................     30,253       27,079
       Separate accounts........................     35,152       43,280
                                                 ----------   ----------
       Total admitted assets.................... $2,331,852   $2,155,518
                                                 ==========   ==========
       Insurance reserves....................... $2,048,748   $1,872,110
       Other liabilities........................     94,813       93,733
       Separate accounts........................     35,152       43,280
       Capital and surplus......................    153,139      146,395
                                                 ----------   ----------
       Total liabilities and capital and surplus $2,331,852   $2,155,518
                                                 ==========   ==========
       Statement of Income
       Revenues................................. $  517,328   $  496,549
       Expenses and taxes.......................    512,693      526,238
       Net transfers--separate accounts.........    (10,686)     (43,987)
                                                 ----------   ----------
       Net income............................... $   15,321   $   14,298
                                                 ==========   ==========

   BMA is not traded publicly, so there is not a quoted market price available.

4. Related-Party Transactions

   Liberty Insurance Services Corporation ("LISC") was an affiliate 100% owned by RBC Insurance Holdings (USA) Inc. and a licensed third-party administrator ("TPA"). On December 31, 2004, LISC was sold to a third party, but continues to provide the administrative functions of ongoing serving and claims settlement of in-force policies and support of marketing information systems all in accordance with Company rules. The net amount paid to the former affiliate for services rendered during 2004 while it was an affiliate was $29,905,000.

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members. Net amounts received from affiliated companies for such expenses were approximately $1,603,000 and $5,122,000 in 2005 and 2004, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   Liberty Capital Advisors, Inc. ("LCA") is an affiliate owned 100% by RBC Insurance Holdings (USA) Inc. and is a registered investment advisor (Central Registration Depository #017640). LCA provides investment management services to the Company in accordance with the Company's investment policy. Net amounts paid under this agreement for 2005 and 2004 were approximately $782,000 and $826,000, respectively.

   The Company leases portions of its home office facilities to certain affiliated companies. Rent collected totaled approximately $139,000 and $3,291,000 in 2005 and 2004, respectively.

   During a portion of 2005 and 2004, the Company had notes receivable due from its direct parent, RBC Insurance Holdings (USA) Inc. Under the terms of the note, the Company may advance to RBC Insurance Holdings (USA) Inc. up to $30,000,000. Interest is due monthly at a rate of LIBOR plus 1%. The principal is to be paid off annually on or before December 31. The interest income received from these notes in 2005 and 2004 was $31,000 and $569,000, respectively. The balances of the notes were fully paid off as of December 31, 2005 and 2004.

   During 2004, the Company executed a promissory note under which it may advance up to $30,000,000 to BMA. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note in 2005 or 2004.

   Also, during 2004, the Company executed a promissory note under which it may receive up to $30,000,000 from BMA. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. Interest paid on this note for 2004 was approximately $10,000. As of December 31, 2005 and 2004, no amounts were outstanding under this promissory note.

   Related-party amounts due from or to are typically settled on a monthly basis.

   The Company reported the following amounts due from (to) related parties:

                                                             2005    2004
                                                            ------  ------
                                                            (In Thousands)
                                                            --------------
    Liberty Capital Advisors--affiliate.................... $  547  $  149
    Business Men's Assurance Company of America--subsidiary  2,411   1,590
    The Liberty Marketing Corporation--affiliate...........    256      57
    RBC Insurance Holdings (USA)--parent...................   (632)   (395)
    RBC Centura Bank--affiliate............................     (9)     --
    RBC Dain Rauscher--affiliate...........................    (63)     --
    RBC Insurance Services--affiliate......................    (99)    (67)
                                                            ------  ------
    Total.................................................. $2,411  $1,334
                                                            ======  ======

5. Federal Income Taxes

   The Company files a consolidated tax return with BMA. The method of allocation between the two companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses utilized in the consolidated return. Intercompany tax balances are settled quarterly.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company does not have any net operating loss or tax credit carryforwards available for tax purposes. The Company has charitable contribution carryforwards of $2,549,000 expiring as follows:

                          December 31, 2008 $  222,000
                          December 31, 2009     86,000
                          December 31, 2010  2,241,000
                                            ----------
                          Total............ $2,549,000
                                            ==========

   There are no federal income taxes available for recoupment in the event of future net losses.

   Current income taxes incurred consist of the following major components:

                                                          December 31
                                                       ----------------
                                                         2005     2004
                                                       -------  -------
                                                        (In Thousands)
                                                       ----------------
       Current year benefit........................... $(8,534) $(1,468)
       Adjustment of prior year tax liability.........    (967)  (1,701)
                                                       -------  -------
       Current year income tax benefit................  (9,501)  (3,169)
       Federal income tax asset capital gains (losses)   1,071     (459)
                                                       -------  -------
       Total current income tax benefit............... $(8,430) $(3,628)
                                                       =======  =======

   Among the more significant book to tax adjustments for 2005 and 2004, excluding capital gains (losses), were the following:

                                                           December 31
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
                                                         (In Thousands)
                                                        ----------------
      Income tax at statutory rate..................... $ 6,362  $ 4,347
      IMR..............................................     457      558
      Fixed assets--nonadmitted........................    (467)  (1,196)
      Prior period adjustments.........................     371       18
      Accrual adjustment...............................    (541)      --
      Key man life insurance...........................    (311)    (294)
      Service agreement IBM--nonadmitted...............  (1,950)      --
      Dividend received deduction......................  (3,325)      --
      Other............................................    (477)    (210)
                                                        -------  -------
      Total income tax on operations................... $   119  $ 3,223
                                                        =======  =======
      Federal and foreign income tax benefit........... $(8,430) $(3,628)
      Change in net deferred income taxes on operations   8,549    6,851
                                                        -------  -------
      Total income tax on operations................... $   119  $ 3,223
                                                        =======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   The components of the net deferred tax asset/liability are as follows:

                                                                December 31
                                                            ------------------
                                                              2005      2004
                                                            --------  --------
                                                              (In Thousands)
                                                            ------------------
Total of all deferred tax assets (admitted and nonadmitted) $147,789  $155,945
Total of all deferred tax liabilities......................    4,518     4,886
                                                            --------  --------
Net deferred tax asset.....................................  143,271   151,059
Total deferred tax assets nonadmitted in accordance with
   SSAP No. 10, Income Taxes...............................  127,971   132,100
                                                            --------  --------
Net admitted deferred tax assets........................... $ 15,300  $ 18,959
                                                            ========  ========
Decrease in deferred tax assets nonadmitted................ $ (4,129) $ (8,541)
                                                            ========  ========

   The main components of the deferred tax amounts resulting from book/tax differences are as follows:

                                                                            December 31
                                                                         -----------------
                                                                           2005     2004
                                                                         -------- --------
                                                                          (In Thousands)
                                                                         -----------------
Deferred Tax Assets ("DTA's"):
Deemed ceding commission related to acquisition under Section 338(h)(10) $ 84,142 $ 92,322
Reserves................................................................   25,638   25,752
Deferred acquisition costs..............................................   21,645   20,943
Nonadmitted assets......................................................    6,059    5,023
Employee benefit related items..........................................    4,816    5,515
Home office property....................................................    1,134    1,182
Preferred stocks........................................................    1,376    1,113
Other deferred tax assets...............................................    2,979    4,095
                                                                         -------- --------
   Total DTA's..........................................................  147,789  155,945
Total deferred tax assets nonadmitted...................................  127,971  132,100
                                                                         -------- --------
Admitted deferred tax assets............................................   19,818   23,845
                                                                         -------- --------
Deferred Tax Liabilities ("DTL's"):
Bonds...................................................................    2,394    2,588
Mortgage loans..........................................................       --      234
Deferred and uncollected................................................    1,309    1,479
Other...................................................................      815      585
                                                                         -------- --------
   Total DTL's..........................................................    4,518    4,886
                                                                         -------- --------
Net admitted deferred tax asset......................................... $ 15,300 $ 18,959
                                                                         ======== ========

                        LIBERTY LIFE INSURANCE COMPANY

   The change in net deferred income taxes is comprised of the following:

                                                            December 31
                                                ----------------------------------
                                                                    2005     2004
                                                  2005     2004    Change   Change
                                                -------- -------- -------  -------
                                                          (In Thousands)
                                                ----------------------------------
Total deferred tax assets...................... $147,789 $155,945 $(8,156) $(3,911)
Total deferred tax liabilities.................    4,518    4,886    (368)   2,196
                                                -------- -------- -------  -------
Net deferred tax asset......................... $143,271 $151,059  (7,788)  (6,107)
                                                ======== ========
Tax effect of unrealized losses................                       275     (105)
                                                                  -------  -------
Change in net deferred income tax..............                    (7,513)  (6,212)
Change in nonadmitted assets...................                    (1,036)    (639)
                                                                  -------  -------
Change in net deferred income tax on operations                   $(8,549) $(6,851)
                                                                  =======  =======

6. Reinsurance Agreements

   Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

   The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                  December 31
                                               -----------------
                                                 2005     2004
                                               -------- --------
                                                (In Thousands)
                                               -----------------
               Premiums....................... $ 24,687 $ 29,725
               Benefits paid or provided......   26,592   26,036
               Policy and contract liabilities  267,743  271,391

   In 1991, the Company entered into an agreement with Life Reassurance Corporation ("Life Re") to coinsure the Company's General Agency Division's universal life policies in force. The initial agreement provided for 80% coinsurance on policies in force at December 31, 1991, and 50% coinsurance on policies issued subsequent to such date. Effective July 1, 1995, the amount coinsured on policies written after December 31, 1991, was increased to 80%. Under the terms of the agreement, assets supporting the business ceded are required to be held in trust. At December 31, 2005, the Company's interest in the assets held in trust consisted of investments with an amortized cost of $53,056,000 and a fair value of $55,681,000. Comparable book and fair value at December 31, 2004 were $61,741,000 and $66,082,000. The Company does not record the assets held in trust or any net liability related to this reinsurance agreement.

   The Company nor any of its related parties control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company has entered into reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. However, no reinsurance credits have been taken for those agreements. Also, it is estimated that there would be no aggregate reduction in surplus of a unilateral cancellation by the reinsurer as of December 31, 2005 even if the cancellation results in a net obligation of the Company to the reinsurer. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2005 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Capital and Surplus

   At December 31, 2005, the Company had no outstanding shares of cumulative convertible, non-voting preferred stock.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2005 and 2004. Life/Health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At
December 31, 2005 and 2004, the Company met the RBC requirements.

   The maximum amount of dividends that can be paid by insurance companies domiciled in the State of South Carolina which are part of a holding company system, without prior approval of the South Carolina Department of Insurance, is (a) when paid from other than earned surplus, the lesser of the prior year's net gain from operations or 10% of policyholders' surplus, or (b) when paid from earned surplus, the greater of the prior year's net gain from operations or 10% of policyholders' surplus.

   A portion of unassigned funds (surplus) is represented by or has been (reduced) by the following items:

                                           December 31
                                        -----------------
                                          2005     2004
                                        -------  --------
                                          (In Thousands)
                                        -----------------
                      Unrealized losses $(7,276) $(14,805)

   The Company issued a $57,000,000 surplus note on April 30, 2003 in connection with its acquisition of BMA on May 1, 2003. The carrying value of this note as of December 31, 2005 and 2004 was $57,000,000. The note is payable to the Company's parent company, RBC Insurance Holdings (USA), Inc. Payments of principal are due to begin July 31, 2013 and will consist of quarterly payments of $2,850,000 until April 30, 2018. The loan shall bear interest for each interest period on the unpaid principal amount thereof at a rate per annum equal to the sum of the Eurodollar rate determined for the period plus 1.69%, payable in arrears on each interest payment date. The Company also pays to the lender a facility fee of 0.325% per annum on the daily outstanding principal amount of the note, payable in arrears on each interest payment due, commencing on July 31, 2003. Outstanding interest and facility fee were due quarterly beginning July 31, 2003 and will continue throughout the life of the note. Interest paid during 2005 and 2004 was $2,842,000 and $1,913,000, respectively. The company has no unapproved interest or principal.

   The repayment conditions and restrictions of principal and/or interest on the surplus note are as follows: (1) The Company shall have filed with the South Carolina Department of Insurance, at least 30 days before the scheduled

                        LIBERTY LIFE INSURANCE COMPANY
payment date, a notice of intent to make such payment; (2) The South Carolina Department of Insurance shall not have disapproved such payment within 15 days after receipt of such notice; (3) After such payment shall have been made, the total adjusted capital and surplus, as calculated under the rules and regulation prescribed by the National Association of Insurance Commissioners, will exceed 400% of the Authorized Control Level Risk Based Capital stated in the most recently filed Annual Statement of the Company. Also, no part of the principal or interest shall be paid except out of surplus, excluding capital, and only if the Company maintains its reserves and its minimum capital and surplus as required by the South Carolina Department of Insurance. Repayment of the principal and interest is subordinated to all general liabilities of the Company and the claims of policyholders and creditors of the company, but shall rank superior to the claim, interest, and equity of the shares or shareholders of the company.

8. Commitments and Contingencies

   The Company is a defendant in several lawsuits that have been filed as individual or class actions alleging improper underwriting and marketing prices associated with industrial life policies issued by the Company, companies it acquired, and companies whose policies it reinsured. The Plaintiffs in each case seek unspecified compensatory and punitive damages, costs, and equitable relief. At this stage in the litigation, management is unable to estimate the probability or range of any possible loss. However, management believes that the practices of the companies involved were in compliance with state insurance laws, and management intends to vigorously defend the claims asserted in these actions.

   The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

   At December 31, 2005 and 2004, the Company had commitments to purchase additional investments totaling approximately $1,550,000 and $3,330,000, respectively.

   The Company has lease agreements, primarily for district offices and copiers, which expire on various dates through 2011. Most of these agreements have optional renewal provisions covering additional periods of one to ten years. All leases were made in the ordinary course of business and contain no significant restrictions or obligations. Annual rental expense amounted to $1,566,000 for 2005 and $947,000 for 2004.

   At December 31, 2005 the minimum aggregate lease commitments are as follows:

                    Year Ended December 31 Lease Commitment
                    ---------------------- ----------------
                     2006.................     $911,000
                     2007.................      689,000
                     2008.................      271,000
                     2009.................      178,000
                     2010.................       43,000
                     2011 and thereafter..        2,000

9. Reserves

   Life Reserves--As of December 31, 2005, the Company had $241,083,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of South Carolina. The reserves to cover this insurance totaled $1,589,000.

                        LIBERTY LIFE INSURANCE COMPANY

   Tabular Interest and Tabular Less Actual Reserve Released have been determined by formula. Tabular Cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular Interest on Deposit-Type Contracts is the amount actually credited or accrued to the funds during the year.

   Annuity Reserves--The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                           Amount  Percent
                                                                                           ------- -------
                                                                                           (In Thousands)
                                                                                           --------------
December 31, 2005:
Subject to discretionary withdrawal (with adjustment)--At book value less surrender
  charge.................................................................................. $13,157    21%
Subject to discretionary withdrawal (without adjustment)--At book value with minimal or no
  charge or adjustment....................................................................  30,622    50
Not subject to discretionary withdrawal...................................................  17,805    29
                                                                                           -------   ---
Total annuity reserves and deposit fund liabilities--before reinsurance...................  61,584   100%
                                                                                                     ===
Less reinsurance ceded....................................................................      14
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $61,570
                                                                                           =======
Reconciliation to Exhibit 5 and Exhibit 7:
   Exhibit 5, Annuities Section, Total (net).............................................. $46,628
   Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)........     927
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1......................................  14,015
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $61,570
                                                                                           =======

                                                                                           Amount  Percent
                                                                                           ------- -------
                                                                                           (In Thousands)
                                                                                           --------------
December 31, 2004:
Subject to discretionary withdrawal (with adjustment)--At book value less surrender
  charge.................................................................................. $24,140    37%
Subject to discretionary withdrawal (without adjustment)--At book value with minimal or no
  charge or adjustment....................................................................  22,349    35
Not subject to discretionary withdrawal...................................................  18,356    28
                                                                                           -------   ---
Total annuity reserves and deposit fund liabilities--before reinsurance...................  64,845   100%
                                                                                                     ===
Less reinsurance ceded....................................................................      19
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $64,826
                                                                                           =======
Reconciliation to Exhibit 5 and Exhibit 7:
   Exhibit 5, Annuities Section, Total (net).............................................. $49,986
   Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)........     994
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1...................................  13,846
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $64,826
                                                                                           =======

                        LIBERTY LIFE INSURANCE COMPANY

10. Employee Benefits and Postemployment Benefits

   The Company participates in the RBC-U.S.A. Retirement and Savings Plan (the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The Plan includes both fixed and discretionary contribution features. The discretionary contribution component of the Plan allows for the Company to make an annual discretionary contribution based on company performance. Plan changes discontinued the discretionary contribution for 2004. The fixed match component of the Plan allows employees to contribute to the Plan and the Company will make a matching contribution up to 6% for 2005 and 2004 of the employees' compensation. The Company's contributions for this component of the Plan were $1,077,000 and $1,004,000 for the years ended December 31, 2005 and 2004, respectively.

   Under an assumption reinsurance agreement entered into in 1988, the Company assumed a non-qualified, unfunded supplemental retirement plan for senior management of the predecessor company. The liability for this plan was approximately $4,996,000 and $5,004,000 at December 31, 2005 and 2004,
respectively, and is included in the accompanying financial statements.

   A postemployment benefit liability has been established in accordance with SSAP No. 11 Postemployment Benefits and Compensated Absenses and Financial Accounting Standards Board ("FASB") Statement No. 112 Employers' Accounting for Postretirement Benefits. The liability as of December 31, 2005 and 2004 was $1,391,000 and $3,245,000, respectively. Company (credits) contributions to the plan to fund benefit payments were $(2,318,000) and $389,000 for 2005 and 2004, respectively.

                                                                                 2005    2004
                                                                               -------  ------
Postemployment benefit liability:
   Beginning balance.......................................................... $ 3,245  $3,306
   Net decrease in reserve for worker's compensation claims...................     (51)   (136)
   Net decrease in reserve for medical benefits related to disabled and COBRA
     participants.............................................................  (1,803)   (170)
   Transfer of LIS liability at sale of company (net).........................      --     245
                                                                               -------  ------
   Ending balance............................................................. $ 1,391  $3,245
                                                                               =======  ======

11. Postretirement Benefits

   The Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for those benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid healthcare benefit plans. Life insurance benefits are generally set at a fixed amount.

   In 1993, the Company changed its method of accounting for the costs of its retirees' benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible or vested employees over twenty years. The unamortized transition obligation was $4,671,000 and $5,338,000 at December 31, 2005 and 2004, respectively.

   Net postretirement benefit costs were $3,331,000 and $3,124,000 for the years ended December 31, 2005 and 2004, respectively. Net postretirement benefit costs include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. Company contributions to the plan to fund benefit payments were $2,020,000 and $1,914,000 for 2005 and 2004, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

                                                     2005    2004
                                                    ------  ------
                                                    (In Thousands)
                                                    -------------
              Service cost......................... $  107  $  101
              Interest cost........................    793     708
              Impact of gains......................  1,691   1,575
              Amortization of prior service cost...     73      73
              Amortization of transition obligation    667     667
                                                    ------  ------
                 Net postretirement benefit cost... $3,331  $3,124
                                                    ======  ======
              Company contributions................ $2,020  $1,914
                                                    ======  ======

   At December 31, 2005 and 2004, the Company's unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $14,885,000 and $13,784,000, respectively.

                                                       2005     2004
                                                     -------  -------
                                                      (In Thousands)
                                                     ----------------
          Unfunded postretirement benefit obligation
          Beginning balance......................... $13,784  $12,825
          Service cost..............................     107      101
          Interest cost.............................     793      708
          Impact of gains...........................   1,691    1,575
          Benefit payments..........................  (2,020)  (1,914)
          Transfer from affiliate...................     530      489
                                                     -------  -------
          Ending balance............................  14,885   13,784
                                                     -------  -------
          Unrecognized transition obligation........  (4,671)  (5,338)
          Unrecognized prior service cost...........  (1,085)  (1,158)
                                                     -------  -------
          Accrued postretirement benefit obligation. $ 9,129  $ 7,288
                                                     =======  =======

   The estimated cost of the benefit obligation for active non-vested employees was approximately $88,000 and $67,000 at December 31, 2005 and 2004, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 5.5% at December 31, 2005 and 6% at December 31, 2004. The health care cost trend rates were 9.8% in 2006, then decreasing by .8% per year reaching 5% in 2012 and after.

   During 2005, the Company refined the methodology used to calculate its health care cost-trend rate assumption. The health care cost-trend rate assumption has a significant effect on the amounts reported. Increasing the assumed health care cost-trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2005 and 2004 by $280,000 and $780,000, respectively, and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 2005 and 2004 by $15,000 and $53,000, respectively. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2005 and 2004 by $266,000 and $699,000, respectively, and the net periodic postretirement benefit cost for 2005 and 2004 by $16,000 and $47,000, respectively.

   The Medicare Prescription Drug, Improvement and Modernization Act (the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary

                        LIBERTY LIFE INSURANCE COMPANY
prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the health care plan has been reduced as of December 31, 2005 and 2004, by $1,687,000 and $1,471,000,
respectively.

12. Fair Values of Financial Instruments

   The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments presented below:

   Cash and Short-Term Investments--The carrying amounts reported in the balance sheets for these financial instruments approximate their fair values.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans and Policy Loans--The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

   Funds Left on Deposit--Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

   Investment Contracts--The fair values for the Company's liabilities under investment-type insurance contracts are estimated by subtracting the GAAP DAC and VOBA asset balances from the contracts cash surrender value. This produces a value that is very similar to a discounted cash flow calculation.

   The fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                        LIBERTY LIFE INSURANCE COMPANY

   The carrying amounts and fair values of the Company's investment in invested assets at December 31, are summarized as follows:

                                              2005               2004
                                       ------------------- -----------------
                                       Carrying   Fair     Carrying  Fair
                                        Amount    Value     Amount   Value
                                       -------- ---------- -------- --------
                                                  (In Thousands)
                                       -------------------------------------
   Assets:
      Bonds........................... $994,882 $1,015,635 $939,427 $982,037
      Preferred stocks................    2,709      2,888    4,084    4,382
      Common stocks...................  232,890    206,647  219,252  194,771
      Mortgage loans..................  174,906    181,849  185,631  196,852
      Policy loans....................   62,454     61,178   64,444   63,894
      Cash and short-term investments.   31,584     31,584   69,943   69,943
   Liabilities--investment contracts..   29,749     28,451   32,624   30,854

   Additional data regarding fair values of the Company's investments is disclosed in Note 2.

13. Permitted Statutory Accounting Practices

   The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance ("SCDOI"). Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

14. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums were as follows:

                                               December 31, 2005 December 31, 2004
                                               ----------------- -----------------
                                                        Net of            Net of
                                               Gross    Loading  Gross    Loading
                                                ------  -------   ------  -------
                                                      (In Thousands)
                                               -----------------------------------
    Industrial................................ $   70   $   48   $   63   $   43
    Ordinary new business.....................    228      228      169      107
    Ordinary renewal..........................  3,365    2,995    4,175    3,694
    Credit life...............................      1        1       20       20
    Group life................................  1,539    1,837    1,784    2,103
                                                ------  ------    ------  ------
    Total..................................... $5,203    5,109   $6,211    5,967
                                                ======            ======
    Less nonadmitted..........................             258               290
                                                        ------            ------
    Net deferred and uncollected life premiums          $4,851            $5,677
                                                        ======            ======

   A premium deficiency reserve of $1,589,000 and $1,716,000, respectively, was recorded during 2005 and 2004. The Company anticipates investment income as a factor in the premium deficiency calculation.

                        LIBERTY LIFE INSURANCE COMPANY

15. Third-Party Administrators

   The Company uses third-party administrators ("TPAs") in the marketing of term life ("Life"), accidental death ("AD") and disability ("DIS") insurance for mortgages.

   Direct insurance premiums written by TPAs totaled $31,807,000 and $43,872,000 during 2005 and 2004, respectively. The TPAs used by the Company include Chartered Marketing Services, Inc. ("CMSI") (formerly Charter Benefit Services, Inc. ("CBSI")), First Service Group ("FSG"), and Lawrence Victoria Insurance Agency, Inc. ("LVIA").

   The Company has an exclusive contract with CMSI for the marketing of such products while the contracts with FSG and LVIA are not exclusive to only the Company.

                                                                                ($000's)
Name and Address of                                                              Total
Managing General                                          Types of     Type of   Direct
Agent or Third-                       FEIN    Exclusive   Business    Authority Premium
Party Administrator                  Number   Contract    Written      Granted  Written
-------------------                ---------- --------- ------------- --------- --------
December 31, 2005:
Chartered Marketing Services, Inc.
315 W. University Dr.
Arlington Heights, Illinois 60004. 36-3147555    Yes         AD          P      $29,954
Aggregate amounts.................                      AD, Life, A&H   U, P      1,853
                                                                                -------
Total.............................                                              $31,807
                                                                                =======
December 31, 2004:
Chartered Marketing Services, Inc.
315 W. University Dr.
Arlington Heights, Illinois 60004. 36-3147555    Yes         AD          P      $41,550
Aggregate amounts.................                      AD, Life, A&H   U, P      2,322
                                                                                -------
Total.............................                                              $43,872
                                                                                =======
                                    P--Premium Collection    U--Underwriting Authorities

                        LIBERTY LIFE INSURANCE COMPANY

16. Changes in Incurred Claims and Claim Adjustment Expenses

                                                 December 31
                                              -----------------
                                                2005     2004
                                              --------  -------
                                               (In Thousands)
                                              -----------------
                 Balance at January 1........ $ 22,699  $25,736
                 Less: reinsurance recoveries    1,761    4,327
                                              --------  -------
                 Net balance at January 1....   20,938   21,409
                                              --------  -------
                 Incurred related to:
                    Current year.............   99,039   91,813
                    Prior year...............   (1,812)   1,455
                                              --------  -------
                        Total incurred.......   97,227   93,268
                                              --------  -------
                 Paid related to:
                    Current year.............   85,896   79,785
                    Prior year...............   14,701   13,954
                                              --------  -------
                        Total paid...........  100,597   93,739
                                              --------  -------
                 Net balance at December 31..   17,568   20,938
                 Plus: reinsurance recoveries    4,213    1,761
                                              --------  -------
                 Balance at December 31...... $ 21,781  $22,699
                                              ========  =======

   Reserves for incurred losses and loss adjustment expenses attributable to insured events of prior years have decreased by $4,500,000, from $8,900,000 in 2004 to $4,400,000 in 2005. The decrease in 2005 comes largely from the payment of additional benefits to certain policyholders as a result of the implementation of the Regulatory Settlement Agreement that was approved by the various departments of insurance. The benefits paid under this agreement reduced the incurred loss reserves by $4,100,000. This accrual release primarily impacted the Industrial Life line of business. The remaining change is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims. The Company does not have retrospectively rated policies, so there is no accrual of additional or returned premiums due to changes in this loss reserve.

                        LIBERTY LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

17. Components of General Expenses and Insurance Taxes, Licenses and Fees


                                                                 December 31
                                                               ---------------
                                                                2005    2004
                                                               ------- -------
                                                               (In Thousands)
                                                               ---------------
  General expenses:
     Rent..................................................... $ 3,494 $ 1,868
     Salaries and wages.......................................  22,190  23,286
     Contributions for benefit plans..........................   9,035   8,417
     Legal, public accountants, and consulting actuaries fees.   1,077   2,518
     Advertising..............................................   5,709   7,092
     Postage, express and telephone...........................   2,377   2,564
     Rental of equipment......................................     726   6,325
     Cost or depreciation of EDP equipment and software.......   2,437   1,833
     All other................................................  17,245  10,483
                                                               ------- -------
  Total general expenses...................................... $64,290 $64,386
                                                               ======= =======
  Insurance taxes, licenses and fees:
     State insurance department licenses and fees............. $   979 $   729
     State tax on premiums....................................   4,517   5,830
     U.S. Social Security taxes...............................   1,725   1,778
     All other................................................     663   1,021
                                                               ------- -------
  Total insurance taxes, licenses and fees.................... $ 7,884 $ 9,358
                                                               ======= =======

18. Subsequent Events

   On February 3, 2006, the Company declared a $25 million dividend to RBC Insurance Holdings (USA), Inc. This dividend was paid on March 31, 2006.

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of Liberty Life Insurance Company into Business Men's Assurance Company of America with Business Men's Assurance Company to be renamed as Liberty Life Insurance Company at the time of the merger. The filings related to this merger was made in all states in mid-March 2006. The effective date of the merger is expected to be June 30, 2006.

   The Company has entered into a contract to sell its home office complex. The sale is expected to close in late June or early July 2006.

                                  * * * * * *

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

   Business Men's Assurance Company of America ("BMA") is a wholly-owned subsidiary of Liberty Life Insurance Company ("LLIC") which in turn is wholly owned by RBC Insurance Holdings (USA) Inc. ("RBCIH"). On June 30, 2006, the following transactions occurred which effectively merged LLIC into BMA:

  . RBCIH contributed shares of LLIC to BMA in exchange for newly issued shares of BMA.

  . 5,114,112 outstanding shares of $1 par value BMA stock and 992 outstanding shares of $10,000 par value LLIC stock were canceled.

  . BMA issued 9,920,000 shares of $1 par value stock to RBCIH with a total value of $161.7 million.

  .   BMA was renamed Liberty Life Insurance Company.

   The following unaudited, statutory-basis pro forma financial statements give effect to the merger of LLIC into BMA. The unaudited pro forma statement of admitted assets, liabilities and surplus - statutory basis has been prepared to reflect the merger based on the individual statements of admitted assets, liabilities and surplus - statutory basis of BMA and LLIC appearing elsewhere in the Statement of Additional Information. The unaudited pro forma statement of income - statutory basis is based on the individual statements of income of BMA and LLIC appearing elsewhere in the Statement of Additional Information and combines the results of operations for the year ended December 31, 2005 as if the merger occurred on January 1, 2005.

   These unaudited pro forma financial statements should be read in conjunction with the audited financial statements and notes thereto of BMA and LLIC. The unaudited pro forma statement of income - statutory basis is not necessarily indicative of the operating results that would have occurred had the merger occurred on January 1, 2005, nor is it intended to be indicative of future operating results of the merged companies.

                        LIBERTY LIFE INSURANCE COMPANY

                 UNAUDITED PRO FORMA STATEMENT OF NET ADMITTED
               ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                            AS OF DECEMBER 31, 2005
                                (In Thousands)

                                                                   Merger
                                             BMA        LLIC     Adjustments    Combined
                                          ---------- ---------- -----------    ----------
ADMITTED ASSETS
Bonds.................................... $1,722,361 $  994,882  $      --     $2,717,243
Common stocks............................     15,076    232,890   (179,382)(a)     68,584
Mortgage loans...........................    400,293    174,906         --        575,199
Other invested assets....................    128,717    113,641       (677)(b)    241,681
                                          ---------- ----------  ---------     ----------
   Total invested assets.................  2,266,447  1,516,319   (180,059)     3,602,707
Other assets.............................     65,405     76,275     (8,994)(c)    132,686
                                          ---------- ----------  ---------     ----------
   TOTAL................................. $2,331,852 $1,592,594  $(189,053)    $3,735,393
                                          ========== ==========  =========     ==========
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Life and annuity reserves................ $2,048,487 $1,140,693  $      --     $3,189,180
Other reserves...........................     19,181     47,041         --         66,222
Other policy and contract liabilities....      4,870     28,598         --         33,468
                                          ---------- ----------  ---------     ----------
   Total policy and contract liabilities.  2,072,538  1,216,332         --      3,288,870
Other liabilities........................    106,175     75,082    (14,240)(d)    167,017
                                          ---------- ----------  ---------     ----------
   Total liabilities.....................  2,178,713  1,291,414    (14,240)     3,455,887
CAPITAL AND SURPLUS:
Common stock.............................      5,114      9,920     (5,114)         9,920
Paid-in surplus..........................     70,000    151,770    (70,000)       151,770
Surplus notes............................         --     57,000         --         57,000
Unassigned surplus.......................     78,025     82,490    (99,699)        60,816
                                          ---------- ----------  ---------     ----------
   Total capital and surplus.............    153,139    301,180   (174,813)(e)    279,506
                                          ---------- ----------  ---------     ----------
   TOTAL................................. $2,331,852 $1,592,594  $(189,053)    $3,735,393
                                          ========== ==========  =========     ==========

                        LIBERTY LIFE INSURANCE COMPANY

           UNAUDITED PRO FORMA STATEMENT OF INCOME--STATUTORY BASIS

                     FOR THE YEAR ENDED DECEMBER 31, 2005
                                (In Thousands)

                                                                            Merger
                                                         BMA      LLIC    Adjustments   Combined
                                                      --------  --------  -----------   --------
INCOME:
Insurance and annuity considerations................. $386,652  $177,585   $     --     $564,237
Commissions and expense allowances...................    4,441     3,876         --        8,317
Net investment income................................  122,399    88,042     (9,500)(f)  200,941
Other income, net of capital losses..................    4,505      (167)        --        4,338
                                                      --------  --------   --------     --------
   Total income......................................  517,997   269,336     (9,500)     777,833
BENEFITS AND OTHER DEDUCTIONS:
Death benefits.......................................   24,074    78,358         --      102,432
Annuity benefits.....................................   34,874     2,924         --       37,798
Disability benefits..................................       25    13,911         --       13,936
Surrender benefits...................................  214,117    27,608         --      241,725
Increase in reserves.................................  169,177     5,938         --      175,115
Commissions..........................................   38,374    46,475         --       84,849
General insurance expenses...........................   19,783    64,439        677(b)    84,899
Taxes, licenses and fees.............................    1,950     7,884         --        9,834
Net transfers to separate accounts...................  (10,686)       --         --      (10,686)
Other benefits and deductions, including income taxes   10,988    (4,806)        --        6,182
                                                      --------  --------   --------     --------
   Total benefits and other deductions...............  502,676   242,731        677      746,084
                                                      --------  --------   --------     --------
   NET INCOME........................................ $ 15,321  $ 26,605   $(10,177)    $ 31,749
                                                      ========  ========   ========     ========

Explanations of unaudited pro forma financial statement adjustments:

(a) To eliminate LLIC's investment in BMA

(b) To recognize estimated expenses paid related to the merger, net of cost reductions during 2005

(c) To eliminate intercompany receivables of $2,429 and reclassify current income taxes receivable on BMA to net against current income taxes payable on LLIC of $6,720 less increase in deferred taxes of $155 as a result of the merger

(d) Eliminate intercompany payables.................................. $  (2,429)
    Reclassify current income taxes..................................    (6,720)
    Adjustment to asset valuation reserve............................       972
    Adjustment to interest maintenance reserve.......................    (6,063)
                                                                      ---------
                                                                      $ (14,240)
                                                                      =========

(e) To eliminate investment in BMA and cancel BMA shares............. $(153,139)
    Eliminate goodwill on LLIC.......................................   (26,243)
    Pro forma net income impact, net of dividends paid to LLIC of
      $9,500.........................................................      (677)
    Adjustment to deferred income tax asset..........................       155
    Adjustment to asset valuation reserve............................      (972)
    Adjustment to interest maintenance reserve.......................     6,063
                                                                      ---------
                                                                      $(174,813)
                                                                      =========

(f) To eliminate intercompany dividend paid by BMA to LLIC during 2005 that was recognized in net investment income on LLIC

                                     PART C

                                OTHER INFORMATION

Item 27.  Exhibits

(a)      Board of Directors Resolution Authorizing the establishment of
         Registrant.*

(b)      Not Applicable

(c)      (i) Principal Underwriters Agreement##
        (ii) Selling Agreement##

(d)      (i) Flexible Premium Adjustable Variable Life Insurance Policy#
        (ii) Accelerated Death Benefit Rider#
        (iii) Covered Insured Rider#
         (iv) Waiver of Monthly Deductions Rider#
          (v) Guaranteed Minimum Death Benefit Rider#
         (vi) Waiver of Surrender Charges Rider#
        (vii) Term Insurance Rider#
       (viii) Form of Fund Facilitation Fee Rider+++

(e)     Application for Flexible Premium Adjustable Variable Life Insurance
        Policy#

(f)     (i) Articles of Incorporation of the Company++
       (ii) By-Laws of the Company++
       (iii) Articles of Merger and Plan of Merger###

(g)  Not Applicable

(h)(i)(a)Form of Fund Participation Agreement among Variable Insurance
          Products Fund, Fidelity Distributors Corporation and the Company***
       (b)Form of Fund Participation Agreement among Variable Insurance
          Products Fund, Fidelity Distributors Corporation and the Company+++
   (ii) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**
  (iii)(a)Form of Fund Participation Agreement between Janus Aspen Series and the Company##
       (b)Form of Fund Participation Agreement between Janus Aspen Series and the Company+++
    (iv) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**
    (v) Form of Fund Participation Agreement between Dreyfus Stock Index Fund and the Company##
    (vi) Form of Fund Participation Agreement between Dreyfus Variable Investment Fund and the Company##
    (vii) Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**
   (viii) Form of Fund Participation Agreement between Lazard Retirement Series Inc. and the Company##
     (ix) Form of Fund Participation Agreement between the Company and Lord Abbett Series Fund, Inc.+++
      (x) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and the Company+++
     (xi) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, and The Vanguard Group, Inc. and Vanguard Marketing Corporation and the Company+++
   (xii) Form of Amendment to Fund Participation Agreement between the Company and Dreyfus Stock Index Fund, Inc. and Dreyfus Investment Portfolios, and Dreyfus Variable Investment Fund+++
   (xiii) Form of Participation Agreement among AIM Variable Insurance Funds, A I M Distributors, Inc. and the Company+++

(i) Form of Administrative Services Agreement+++

(j) Not Applicable

(k) Opinion and Consent of Counsel

(l) Not Applicable

(m) Not Applicable

(n) Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable


*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-52689) electronically filed on August 28, 1998.

***Incorporated by reference to Pre-Effective Amendment No. 3 (File No. 333-52689) electronically filed on May 1, 2000.

#Incorporated by reference to Form N-6 (File No. 333-102679) electronically filed on January 23, 2003.

##Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 (File No. 333-102679) electronically filed on April 30, 2003.

+Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-104881) electronically filed on August 25, 2003.

++Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 (File No. 333-102679) electronically filed on April 30, 2004.

+++Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 (File No. 333-102679) electronically filed on April 28, 2005.

###Incorporated by reference to Registrant's Post-Effective Amendment
No. 6 to Form N-4, File Nos. 333-104881 and 811-08325, as electronically filed on July 3, 2006.


Item 28.  Directors and Officers

The following are the names and principal business addresses and positions and offices of the individuals with the Company who are engaged directly or indirectly with the business of the Separate Account and the executive officers of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor

Neil D. Skelding***.......................... Chairman of the Board and Director

R. David Black*.............................. Director, President and Chief Executive Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable
                                              and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable
                                              and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer & Assistant
                                              Treasurer

Eric Bugge*.................................  Senior Vice President, Agency

David Castlebury*...........................  Financial Reporting Officer and
                                              Assistant Treasurer

Calvin D. Cherry**..........................  Director, Pricing & Illustration Actuary

Robert T. Coleman, III*.....................  Vice President, Secretary and General
                                              Counsel

Christian G. Jefferson*.....................  Chief Privacy Officer and Assistant
                                              Secretary

Connie R. Hill*.............................  Investment Compliance Officer

Dr. Murray McKissick*.......................  Medical Director


Nancy A. Olson*.............................  Vice President, North American Direct
                                              Administration

Leigh A. Pagan*.............................  Director, Tax

Jerome P. Shaleuly*.........................  Vice President, Financial Institutions
                                              Sales

Mark S. Wessel*.............................  Director, Compliance and Marketing
                                              Officer, Illustrations

Robert F. McNeely*..........................  Designated Anti-Money Laundering Officer
--------------


     * Principal business address is 2000 Wade Hampton Boulevard, Greenville, SC
29615-1064.

     ** Principal business address is 2300 Main Street, Suite 450, Kansas City,
MO 64108-4600.

     *** Principal business address is 6880 Financial Drive, Tower 1,
Mississauga, ON L5N7Y5.


Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

The Company organizational chart was filed as Exhibit 13 in Post-Effective Amendment No. 6 to Form N-4, File No. 333-104881, and is incorporated herein by reference.

Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Tamarack Distributors Inc. currently serves as principal underwriter for the following investment companies other than Registrant:

     RBC Variable Annuity Account A
     Tamarack Funds Trust

(b) The following table sets forth certain information regarding officers and directors of Tamarack Distributors Inc.:


Name and Principal                                      Positions & Offices
 Business Address                                          with Underwriter


Cindy Linberger*                           Acting Chief Compliance Officer

Jennifer Lammers*                          Director

Deborah J. Kermeen*                        Chief Financial Officer/Treasurer

Mary Zimmer*                               Director

Erik Preus*                                Chief Executive Officer and Director

Dan Torbenson*                             Secretary

*Principal business address is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402.


(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

-----------------------------   --------------------------    --------------------------    ---------------------   -------------
(1)                             (2)                           (3)                           (4)                     (5)
-----------------------------   --------------------------    --------------------------    ---------------------   -------------



                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption    Brokerage Commissions   Compensation
-----------------------------   --------------------------    ---------------------------   ---------------------   -------------

Tamarack Distributors Inc.            N/A                          N/A                        N/A                    N/A

There were no sales of the Policies in 2005.

Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.

Item 33.  Management Services

          Not Applicable

Item 34.  Fee Representation

Liberty Life Insurance Company (the "Company") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 26th day of June, 2006.



                           RBC VARIABLE LIFE ACCOUNT A
                                      (Registrant)

                       By: LIBERTY LIFE INSURANCE COMPANY
                         (Depositor)


                           By: /s/MICHAEL K. DEARDORFF
                            -------------------------------------------------




                         LIBERTY LIFE INSURANCE COMPANY
                         (Depositor)


                        By: /s/NEIL D. SKELDING
                           ---------------------------------------------------




Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                                  DATE
- ---------                                           -----                                  ----


/s/NEIL D. SKELDING                         Director, Chairman of the Board                 6/26/06
--------------------------                                                                  --------
Neil D. Skelding


/s/R. DAVID BLACK                           Director, President and Chief                   6/27/06
--------------------------                  Executive Officer                              ---------
R. David Black


/s/MICHAEL K. DEARDORFF                     Director, Sr. Vice President,                   6/22/06
-----------------------------               Variable & Fixed Products                       ---------
Michael K. Deardorff


/s/GUY H. SMITH, III                        Vice President, Finance and Treasurer           6/27/06
---------------------                                                                       ---------
Guy H. Smith, III



                                       INDEX TO EXHIBITS



EX-99.(k)         Opinion and Consent of Counsel

EX-99.(n)         Consent of Independent Registered Public Accounting Firm and
                  Consent of Independent Auditors